UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06247

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2020

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)

Annual Report

November 30, 2020

Emerging Markets Fund
Investor Class (TWMIX)
I Class (AMKIX)
Y Class (AEYMX)
A Class (AEMMX)
C Class (ACECX)
R Class (AEMRX)
R5 Class (AEGMX)
R6 Class (AEDMX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Recovered from Pandemic-Fueled Sell-Off

In late 2019, broad market sentiment was generally upbeat. Dovish central banks in developed markets, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most economic activity and triggering a deep global recession. Global stocks sold off sharply amid a widespread flight to safety. Quick and aggressive action from the Federal Reserve and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of November, most data suggested economies were recovering. But at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures that threatened the economic recovery.

Overall, global stocks overcame the effects of the early 2020 sell-off to deliver solid gains for the 12-month period. Emerging markets stocks rallied and outperformed developed markets stocks, while growth stocks significantly outpaced value stocks worldwide.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is now approved and in limited distribution, and medical professionals continue to develop better treatment protocols. Until the vaccine is widely available, investors likely will face periods of outbreak-related disruptions, economic uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWMIX	22.79%	11.61%	5.27%	—	9/30/97
MSCI Emerging Markets Index	—	18.43%	10.71%	3.60%	—	—
I Class	AMKIX	22.94%	11.83%	5.48%	—	1/28/99
Y Class	AEYMX	23.09%	—	—	11.42%	4/10/17
A Class	AEMMX					5/12/99
No sales charge		22.50%	11.32%	5.02%	—
With sales charge		15.47%	10.00%	4.40%	—
C Class	ACECX	21.48%	10.49%	4.23%	—	12/18/01
R Class	AEMRX	22.11%	11.05%	4.74%	—	9/28/07
R5 Class	AEGMX	22.92%	—	—	11.26%	4/10/17
R6 Class	AEDMX	23.13%	11.98%	—	7.91%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2020
Investor Class — $16,722

MSCI Emerging Markets Index — $14,253

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.25%	1.05%	0.90%	1.50%	2.25%	1.75%	1.05%	0.90%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Sherwin Soo

Performance Summary
Emerging Markets returned 22.79%* for the 12 months ended November 30, 2020. The fund’s benchmark, the MSCI Emerging Markets Index, returned 18.43% for the same period.

The fund outperformed its benchmark during the period, driven primarily by a combination of an overweight, relative to the benchmark, for most of the year in information technology and positive stock selection in the sector. Stock selection in communication services also added value, along with an underweight to energy. Conversely, stock selection in consumer discretionary had a significant negative relative impact. Regionally, stock selection in China and Malaysia were key drivers of relative outperformance, while stock choices in South Korea weighed on returns.

Information Technology Holdings Contributed

Holdings in the information technology sector were the primary drivers of the fund’s outperformance over the 12-month period. Notable contributors included overweight positions in China-based solar glass manufacturer Xinyi Solar Holdings, China-based data center operator GDS Holdings and Taiwan Semiconductor Manufacturing Co. (TSMC), the world’s largest chipmaker.

Xinyi Solar’s stock price appreciated as the company continued to benefit from rapidly rising prices as supply did not meet a dramatic rise in demand, driving sales volumes higher amid lower costs for raw materials and production. China’s decarbonization efforts to address climate change underpinned Xinyi Solar’s growth. GDS continued to benefit from ongoing digitization efforts by industries in China, supporting strong demand for data centers. The company’s successful capital raise to pursue projects and capacity expansion also bolstered the stock. Shares of TSMC rallied sharply with the expansion of its addressable market. We believe high-performance computing, artificial intelligence and demand for 5G-related technology will likely continue to be key growth drivers for TSMC.

In the communication services sector, another substantial relative contributor, China-based social media and gaming giant Tencent Holdings and Russia-based search engine and online services provider Yandex drove the fund’s outperformance. Tencent’s shares continued to rally amid strong revenue growth and expectations for robust earnings and increased monetization of Tencent’s user base. Reduced social activity bolstered Tencent’s online gaming franchise. We remain constructive on Tencent’s rich game pipeline and multiple revenue streams, including cloud, financial technology and advertisements, amid an ongoing recovery in advertising. Yandex continued to gain market share across multiple businesses, including advertising, ride-sharing, e-commerce and food delivery.

Notable individual contributors included Top Glove, the Malaysia-based rubber glovemaker, and Country Garden Services Holdings, the China-based property service provider. Top Glove’s shares advanced as a surge in demand from COVID-19 drove a severe demand/supply mismatch that supported aggressive price increases. As the pandemic lingers, prices are expected to keep rising as customers continue to scramble for gloves amid the shortage. Country Garden beat earnings estimates, driven by revenue growth in value-added services and improved margins. The company continued to gain market share and enhance efficiencies through cost savings measures.

Consumer Discretionary Sector Detracted

Within consumer discretionary, lack of exposure to several China-based benchmark constituents that performed well during the period weighed on the fund’s relative return. These included food delivery, group buying and consumer review platform Meituan (formerly Meituan Dianping) and

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

automobile manufacturer NIO. Brazil-based residential real estate firm Cyrela Brazil Realty, a holding classified as a household durables stock, also weighed on returns. Shares declined amid expectations for a prolonged disruption from COVID-19 restrictions, and we exited our position during the first half of 2020.

Health care also weighed on relative results, driven by an underweight to the sector and a position in NMC Health, a U.K.-listed diversified health care and medical services provider in the Middle East, which we exited in May 2020. NMC's shares were impacted by concerns surrounding the company’s financial health, and we exited the position given the lack of visibility.

Outlook

While each of the emerging markets (EM) has responded differently to COVID-19 and may face different challenges, we continue to believe the long-term case for EM stocks remains strong. We believe EM economies will likely benefit from the recovery in global demand and that the extension of highly accommodative monetary policies in prominent global markets will likely continue to push capital flows into EM.

The change in the U.S. administration is likely to reduce uncertainty and lower volatility, given the potential reduction in geopolitical risk that has, at times, weighed on EM equities. In our view, as COVID-19 vaccines roll out, the U.S. is likely to de-escalate tensions with China, which could help improve commodity prices and weaken the U.S. dollar, all positives for EM equities in 2021.

The acceleration of existing trends, aided by the pandemic, continues to drive growth in areas related to information technology. E-commerce and logistics are benefiting amid increasing adoption of online purchasing, including within previously underutilized areas such as groceries. Also, 5G network rollout and the smartphone replacement cycle support growth. We believe COVID-19 may permanently alter consumer behavior, further accelerating these trends.

The information technology (IT) sector remains a prominent overweight for the fund. We are positioned in a variety of businesses, including producers of electric vehicle batteries and solar glass. The consumer discretionary sector also remains an important overweight, particularly education holdings such as China-based TAL Education Group and New Oriental Education & Technology Group.

China continues to be a prominent position in the portfolio. Holdings include positions in IT and the online economy (media, entertainment and e-commerce). We also own names in distance learning and structural growth areas such as the 5G build-out. In our view, IT and communication services will likely continue to benefit from the COVID-19-related structural changes occurring across sectors.

6

Fund Characteristics

NOVEMBER 30, 2020
Top Ten Holdings	% of net assets
Taiwan Semiconductor Manufacturing Co. Ltd.	8.7%
Tencent Holdings Ltd.	7.4%
Alibaba Group Holding Ltd. ADR	7.0%
Samsung Electronics Co. Ltd.	5.3%
Naspers Ltd., N Shares	2.7%
HDFC Bank Ltd.	2.4%
Chailease Holding Co. Ltd.	1.8%
Xinyi Solar Holdings Ltd.	1.7%
Vale SA ADR	1.7%
Yandex NV, A Shares	1.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.6%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
China	38.5%
South Korea	15.4%
Taiwan	13.7%
Brazil	7.8%
India	7.6%
South Africa	4.0%
Russia	3.2%
Mexico	2.0%
Other Countries	6.4%
Cash and Equivalents*	1.4%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Expenses Paid During Period(1) 6/1/20 - 11/30/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,340.60	$7.31	1.25%
I Class	$1,000	$1,342.00	$6.15	1.05%
Y Class	$1,000	$1,342.30	$5.27	0.90%
A Class	$1,000	$1,338.40	$8.77	1.50%
C Class	$1,000	$1,333.30	$13.12	2.25%
R Class	$1,000	$1,337.10	$10.22	1.75%
R5 Class	$1,000	$1,341.70	$6.15	1.05%
R6 Class	$1,000	$1,342.90	$5.27	0.90%
Hypothetical
Investor Class	$1,000	$1,018.75	$6.31	1.25%
I Class	$1,000	$1,019.75	$5.30	1.05%
Y Class	$1,000	$1,020.50	$4.55	0.90%
A Class	$1,000	$1,017.50	$7.57	1.50%
C Class	$1,000	$1,013.75	$11.33	2.25%
R Class	$1,000	$1,016.25	$8.82	1.75%
R5 Class	$1,000	$1,019.75	$5.30	1.05%
R6 Class	$1,000	$1,020.50	$4.55	0.90%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2020

	Shares	Value
COMMON STOCKS — 98.6%
Argentina — 1.1%
Globant SA(1)	165,924	$31,306,540
Brazil — 7.8%
B3 SA - Brasil Bolsa Balcao	3,403,200	35,655,657
Locaweb Servicos de Internet SA(1)	1,535,600	18,909,085
Magazine Luiza SA	7,783,272	33,966,644
Raia Drogasil SA	4,959,800	24,125,954
TOTVS SA	3,500,400	17,902,520
Vale SA, ADR	3,342,195	48,662,359
WEG SA	3,140,300	43,540,054
		222,762,273
China — 38.5%
A-Living Smart City Services Co., Ltd., H Shares	4,020,500	16,971,976
Alibaba Group Holding Ltd., ADR(1)	753,185	198,358,802
Anhui Conch Cement Co. Ltd., H Shares	2,216,000	14,129,585
China Construction Bank Corp., H Shares	54,801,000	42,152,415
China Education Group Holdings Ltd.	9,550,000	19,062,394
China Gas Holdings Ltd.	4,976,000	18,142,883
China Tourism Group Duty Free Corp. Ltd., A Shares	1,000,917	29,427,416
CIFI Holdings Group Co. Ltd.	39,800,888	34,255,599
CNOOC Ltd.	27,739,000	27,305,793
Country Garden Services Holdings Co. Ltd.	3,568,000	20,004,584
GDS Holdings Ltd., ADR(1)	454,658	40,932,860
Geely Automobile Holdings Ltd.	9,561,000	26,654,849
Industrial & Commercial Bank of China Ltd., H Shares	44,372,645	27,639,297
JD.com, Inc., ADR(1)	444,425	37,931,674
Kweichow Moutai Co. Ltd., A Shares	106,310	27,621,047
Li Ning Co. Ltd.	3,989,000	21,691,719
Luxshare Precision Industry Co. Ltd., A Shares	5,157,134	40,668,686
New Oriental Education & Technology Group, Inc., ADR(1)	156,305	25,766,879
Nine Dragons Paper Holdings Ltd.	12,385,000	16,173,733
Ping An Insurance Group Co. of China Ltd., H Shares	2,964,500	34,724,063
Sany Heavy Industry Co. Ltd., A Shares	5,541,380	25,839,595
Shenzhou International Group Holdings Ltd.	1,057,400	17,423,187
TAL Education Group, ADR(1)	350,808	24,577,608
Tencent Holdings Ltd.	2,905,400	211,486,696
Wuxi Biologics, Inc.(1)	3,420,000	34,006,463
Xinyi Solar Holdings Ltd.	27,573,818	49,697,628
Zhongji Innolight Co. Ltd., A Shares	1,830,938	13,642,983
		1,096,290,414
Hungary — 1.2%
OTP Bank Nyrt(1)	877,810	34,715,480
India — 7.6%
Asian Paints Ltd.	876,513	26,069,471
Bajaj Finance Ltd.	344,554	22,607,320
Bata India Ltd.	643,473	13,656,613
HDFC Bank Ltd.(1)	3,576,662	68,980,383
10

	Shares	Value
Indraprastha Gas Ltd.	1,844,144	$12,287,697
Jubilant Foodworks Ltd.	730,692	24,644,384
Nestle India Ltd.	94,618	22,846,248
Tata Consultancy Services Ltd.	684,706	24,763,621
		215,855,737
Indonesia — 1.3%
Bank Rakyat Indonesia Persero Tbk PT	78,306,200	22,593,423
Telekomunikasi Indonesia Persero Tbk PT	68,550,900	15,687,283
		38,280,706
Malaysia — 0.5%
Top Glove Corp. Bhd	8,241,900	14,397,363
Mexico — 2.0%
Cemex SAB de CV, ADR	8,697,890	40,010,294
Wal-Mart de Mexico SAB de CV	6,544,675	17,227,729
		57,238,023
Philippines — 0.7%
Ayala Land, Inc.	24,231,200	19,151,306
Russia — 3.2%
Novatek PJSC, GDR	135,655	21,045,055
Sberbank of Russia PJSC, ADR (London)	1,761,672	23,333,754
Yandex NV, A Shares(1)	687,615	47,417,931
		91,796,740
South Africa — 4.0%
Capitec Bank Holdings Ltd.(1)	267,034	22,299,920
Kumba Iron Ore Ltd.	422,312	14,309,314
Naspers Ltd., N Shares(2)	381,741	76,870,305
		113,479,539
South Korea — 15.4%
CJ Logistics Corp.(1)	225,793	33,810,263
Cosmax, Inc.	130,101	11,227,515
Hotel Shilla Co. Ltd.	233,909	16,954,277
Hyundai Motor Co.	229,762	37,841,593
LG Household & Health Care Ltd.	11,239	15,381,676
Mando Corp.	661,868	29,140,311
NAVER Corp.	127,392	32,037,739
Orion Corp./Republic of Korea	100,714	10,862,366
Samsung Biologics Co. Ltd.(1)	22,476	16,098,830
Samsung Electro-Mechanics Co. Ltd.	328,476	46,449,272
Samsung Electronics Co. Ltd.	2,505,813	151,377,042
Samsung SDI Co. Ltd.	75,726	36,600,094
		437,780,978
Taiwan — 13.7%
ASPEED Technology, Inc.	324,000	16,059,210
Chailease Holding Co. Ltd.	9,558,338	52,379,605
Giant Manufacturing Co. Ltd.	1,372,000	13,613,918
Largan Precision Co. Ltd.	124,000	13,978,478
Merida Industry Co. Ltd.	1,979,000	17,377,689
President Chain Store Corp.	1,338,000	12,165,707
Taiwan Semiconductor Manufacturing Co. Ltd.	14,708,939	248,435,694
Win Semiconductors Corp.	1,322,000	15,563,402
		389,573,703
11

	Shares	Value
Thailand — 0.9%
CP ALL PCL(1)	6,066,700	$12,063,269
Muangthai Capital PCL(1)	6,961,000	12,329,895
		24,393,164
Turkey — 0.7%
BIM Birlesik Magazalar AS	2,106,988	18,831,612
TOTAL COMMON STOCKS (Cost $1,872,887,962)		2,805,853,578
TEMPORARY CASH INVESTMENTS — 1.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.625% - 1.375%, 1/31/25 - 5/15/30, valued at $18,945,160), in a joint trading account at 0.06%, dated 11/30/20, due 12/1/20 (Delivery value $18,556,346)		18,556,315
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625%, 4/15/23, valued at $21,282,329), at 0.07%, dated 11/30/20, due 12/1/20 (Delivery value $20,865,041)		20,865,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	980	980
TOTAL TEMPORARY CASH INVESTMENTS (Cost $39,422,295)		39,422,295
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,912,310,257)		2,845,275,873
OTHER ASSETS AND LIABILITIES†		(843,049)
TOTAL NET ASSETS — 100.0%		$2,844,432,824

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	26.9%
Consumer Discretionary	23.4%
Financials	14.1%
Communication Services	10.7%
Consumer Staples	6.1%
Materials	5.6%
Industrials	4.9%
Health Care	2.3%
Real Estate	1.9%
Energy	1.7%
Utilities	1.0%
Cash and Equivalents*	1.4%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $61,496,083. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. At period end, the aggregate value of the collateral held by the fund was $66,868,298, all of which is securities collateral.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

NOVEMBER 30, 2020
Assets
Investment securities, at value (cost of $1,912,310,257) — including $61,496,083 of securities on loan	$2,845,275,873
Foreign currency holdings, at value (cost of $123,512)	121,538
Receivable for capital shares sold	4,135,399
Dividends and interest receivable	94,085
Securities lending receivable	1,993
Other assets	48,544
2,849,677,432

Liabilities
Payable for capital shares redeemed	1,668,344
Accrued management fees	2,467,481
Distribution and service fees payable	43,247
Accrued foreign taxes	1,065,536
5,244,608

Net Assets	$2,844,432,824

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,286,284,963
Distributable earnings	558,147,861
$2,844,432,824

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$582,035,803	42,736,523	$13.62
I Class, $0.01 Par Value	$1,534,445,154	109,823,372	$13.97
Y Class, $0.01 Par Value	$30,169,363	2,154,274	$14.00
A Class, $0.01 Par Value	$88,485,440	6,740,149	$13.13*
C Class, $0.01 Par Value	$27,100,541	2,281,467	$11.88
R Class, $0.01 Par Value	$7,465,977	566,850	$13.17
R5 Class, $0.01 Par Value	$3,862,952	276,274	$13.98
R6 Class, $0.01 Par Value	$570,867,594	40,833,321	$13.98
*Maximum offering price $13.93 (net asset value divided by 0.9425).

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED NOVEMBER 30, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,675,714)	$38,910,315
Securities lending, net	132,274
Interest	72,837
39,115,426

Expenses:
Management fees	26,555,703
Distribution and service fees:
A Class	194,113
C Class	264,412
R Class	33,523
Directors' fees and expenses	77,745
Other expenses	70,583
27,196,079

Net investment income (loss)	11,919,347

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(20,598))	(74,989,683)
Foreign currency translation transactions	(687,389)
(75,677,072)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(1,065,536))	586,986,177
Translation of assets and liabilities in foreign currencies	49,803
587,035,980

Net realized and unrealized gain (loss)	511,358,908

Net Increase (Decrease) in Net Assets Resulting from Operations	$523,278,255

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2020 AND NOVEMBER 30, 2019
Increase (Decrease) in Net Assets	November 30, 2020	November 30, 2019
Operations
Net investment income (loss)	$11,919,347	$40,847,232
Net realized gain (loss)	(75,677,072)	(165,576,882)
Change in net unrealized appreciation (depreciation)	587,035,980	371,028,910
Net increase (decrease) in net assets resulting from operations	523,278,255	246,299,260

Distributions to Shareholders
From earnings:
Investor Class	(8,013,736)	(4,369,482)
I Class	(21,862,436)	(6,026,364)
Y Class	(310,424)	(55,971)
A Class	(874,154)	(149,480)
C Class	(114,160)	—
R Class	(57,761)	—
R5 Class	(44,744)	(18,644)
R6 Class	(8,006,334)	(2,430,490)
Decrease in net assets from distributions	(39,283,749)	(13,050,431)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(110,421,098)	825,809

Net increase (decrease) in net assets	373,573,408	234,074,638

Net Assets
Beginning of period	2,470,859,416	2,236,784,778
End of period	$2,844,432,824	$2,470,859,416

See Notes to Financial Statements.
15

Notes to Financial Statements

NOVEMBER 30, 2020

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 6% of the shares of the fund.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.25%	1.05%	0.90%	1.25%	1.25%	1.25%	1.05%	0.90%

18

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2020 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $175 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $81 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2020 were $733,750,339 and $856,530,710, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2020		Year ended November 30, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,100,000,000		1,100,000,000
Sold	12,495,933	$134,906,888	22,833,790	$240,540,598
Issued in reinvestment of distributions	722,447	7,801,863	388,374	4,217,739
Redeemed	(24,386,669)	(277,708,979)	(65,606,525)	(711,808,825)
	(11,168,289)	(135,000,228)	(42,384,361)	(467,050,488)
I Class/Shares Authorized	1,520,000,000		1,520,000,000
Sold	49,164,195	563,271,691	78,665,181	874,061,540
Issued in reinvestment of distributions	1,776,798	19,811,353	474,557	5,281,820
Redeemed	(55,821,848)	(622,419,153)	(50,245,387)	(545,284,007)
	(4,880,855)	(39,336,109)	28,894,351	334,059,353
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	1,038,304	11,973,089	913,667	10,139,043
Issued in reinvestment of distributions	27,351	306,119	4,968	55,447
Redeemed	(173,558)	(1,986,251)	(106,700)	(1,190,387)
	892,097	10,292,957	811,935	9,004,103
A Class/Shares Authorized	100,000,000		100,000,000
Sold	2,676,295	29,022,024	3,294,887	33,939,545
Issued in reinvestment of distributions	53,746	556,804	10,533	110,381
Redeemed	(3,247,159)	(34,383,970)	(3,456,550)	(35,675,172)
	(517,118)	(4,805,142)	(151,130)	(1,625,246)
C Class/Shares Authorized	45,000,000		45,000,000
Sold	192,283	2,004,278	716,119	6,640,072
Issued in reinvestment of distributions	10,261	96,660	—	—
Redeemed	(977,404)	(9,501,689)	(1,227,066)	(11,446,164)
	(774,860)	(7,400,751)	(510,947)	(4,806,092)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	257,538	2,908,336	220,384	2,282,049
Issued in reinvestment of distributions	5,549	57,761	—	—
Redeemed	(323,560)	(3,545,976)	(184,311)	(1,924,685)
	(60,473)	(579,879)	36,073	357,364
R5 Class/Shares Authorized	30,000,000		30,000,000
Sold	181,608	2,248,341	58,405	635,522
Issued in reinvestment of distributions	4,015	44,739	1,674	18,644
Redeemed	(120,565)	(1,477,816)	(280,786)	(3,093,224)
	65,058	815,264	(220,707)	(2,439,058)
R6 Class/Shares Authorized	450,000,000		450,000,000
Sold	17,846,785	207,338,285	18,822,132	206,418,584
Issued in reinvestment of distributions	690,876	7,733,183	212,269	2,364,675
Redeemed	(12,752,599)	(149,478,678)	(6,804,815)	(75,457,386)
	5,785,062	65,592,790	12,229,586	133,325,873
Net increase (decrease)	(10,659,378)	$(110,421,098)	(1,295,200)	$825,809
20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Argentina	$31,306,540	—	—
Brazil	48,662,359	$174,099,914	—
China	327,567,823	768,722,591	—
Mexico	40,010,294	17,227,729	—
Russia	47,417,931	44,378,809	—
Other Countries	—	1,306,459,588	—
Temporary Cash Investments	980	39,421,315	—
	$494,965,927	$2,350,309,946	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
21

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$39,283,749	$13,050,431
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,924,568,076
Gross tax appreciation of investments	$975,234,572
Gross tax depreciation of investments	(54,526,775)
Net tax appreciation (depreciation) of investments	920,707,797
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(1,068,423)
Net tax appreciation (depreciation)	$919,639,374
Undistributed ordinary income	$22,712,299
Accumulated short-term capital losses	$(294,244,851)
Accumulated long-term capital losses	$(89,958,961)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
22

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$11.25	0.04	2.48	2.52	(0.15)	—	(0.15)	$13.62	22.79%	1.26%	1.26%	0.33%	0.33%	30%	$582,036
2019	$10.19	0.17	0.94	1.11	(0.05)	—	(0.05)	$11.25	10.99%	1.25%	1.25%	1.59%	1.59%	39%	$606,668
2018	$12.00	0.08	(1.80)	(1.72)	(0.03)	(0.06)	(0.09)	$10.19	(14.57)%	1.18%	1.29%	0.71%	0.60%	36%	$980,765
2017	$8.57	0.02	3.44	3.46	(0.03)	—	(0.03)	$12.00	40.46%	1.18%	1.50%	0.19%	(0.13)%	47%	$883,436
2016	$8.10	0.02	0.46	0.48	(0.01)	—	(0.01)	$8.57	5.95%	1.38%	1.63%	0.30%	0.05%	59%	$470,280
I Class
2020	$11.56	0.06	2.54	2.60	(0.19)	—	(0.19)	$13.97	22.94%	1.06%	1.06%	0.53%	0.53%	30%	$1,534,445
2019	$10.46	0.20	0.97	1.17	(0.07)	—	(0.07)	$11.56	11.20%	1.05%	1.05%	1.79%	1.79%	39%	$1,325,801
2018	$12.32	0.11	(1.85)	(1.74)	(0.06)	(0.06)	(0.12)	$10.46	(14.35)%	0.98%	1.09%	0.91%	0.80%	36%	$897,336
2017	$8.79	0.04	3.54	3.58	(0.05)	—	(0.05)	$12.32	40.86%	0.94%	1.26%	0.43%	0.11%	47%	$505,000
2016	$8.31	0.04	0.47	0.51	(0.03)	—	(0.03)	$8.79	6.13%	1.18%	1.43%	0.50%	0.25%	59%	$37,036
Y Class
2020	$11.60	0.08	2.54	2.62	(0.22)	—	(0.22)	$14.00	23.09%	0.91%	0.91%	0.68%	0.68%	30%	$30,169
2019	$10.49	0.26	0.94	1.20	(0.09)	—	(0.09)	$11.60	11.43%	0.90%	0.90%	1.94%	1.94%	39%	$14,638
2018	$12.34	0.08	(1.81)	(1.73)	(0.06)	(0.06)	(0.12)	$10.49	(14.23)%	0.83%	0.94%	1.06%	0.95%	36%	$4,724
2017(3)	$9.79	0.07	2.48	2.55	—	—	—	$12.34	26.05%	0.77%(4)	1.12%(4)	0.91%(4)	0.56%(4)	47%(5)	$6

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$10.84	0.01	2.40	2.41	(0.12)	—	(0.12)	$13.13	22.50%	1.51%	1.51%	0.08%	0.08%	30%	$88,485
2019	$9.81	0.14	0.91	1.05	(0.02)	—	(0.02)	$10.84	10.71%	1.50%	1.50%	1.34%	1.34%	39%	$78,704
2018	$11.57	0.05	(1.75)	(1.70)	—	(0.06)	(0.06)	$9.81	(14.80)%	1.43%	1.54%	0.46%	0.35%	36%	$72,711
2017	$8.26	—(6)	3.32	3.32	(0.01)	—	(0.01)	$11.57	40.16%	1.43%	1.75%	(0.06)%	(0.38)%	47%	$61,586
2016	$7.82	0.01	0.43	0.44	—	—	—	$8.26	5.63%	1.63%	1.88%	0.05%	(0.20)%	59%	$37,743
C Class
2020	$9.82	(0.07)	2.17	2.10	(0.04)	—	(0.04)	$11.88	21.48%	2.26%	2.26%	(0.67)%	(0.67)%	30%	$27,101
2019	$8.93	0.05	0.84	0.89	—	—	—	$9.82	9.97%	2.25%	2.25%	0.59%	0.59%	39%	$30,004
2018	$10.61	(0.03)	(1.59)	(1.62)	—	(0.06)	(0.06)	$8.93	(15.39)%	2.18%	2.29%	(0.29)%	(0.40)%	36%	$31,871
2017	$7.63	(0.08)	3.06	2.98	—	—	—	$10.61	39.06%	2.16%	2.48%	(0.79)%	(1.11)%	47%	$24,972
2016	$7.28	(0.05)	0.40	0.35	—	—	—	$7.63	4.81%	2.38%	2.63%	(0.70)%	(0.95)%	59%	$5,840
R Class
2020	$10.88	(0.02)	2.40	2.38	(0.09)	—	(0.09)	$13.17	22.11%	1.76%	1.76%	(0.17)%	(0.17)%	30%	$7,466
2019	$9.85	0.12	0.91	1.03	—	—	—	$10.88	10.46%	1.75%	1.75%	1.09%	1.09%	39%	$6,825
2018	$11.64	0.02	(1.75)	(1.73)	—	(0.06)	(0.06)	$9.85	(14.97)%	1.68%	1.79%	0.21%	0.10%	36%	$5,825
2017	$8.33	(0.02)	3.33	3.31	—	—	—	$11.64	39.74%	1.68%	2.00%	(0.31)%	(0.63)%	47%	$4,811
2016	$7.90	(0.02)	0.45	0.43	—	—	—	$8.33	5.44%	1.88%	2.13%	(0.20)%	(0.45)%	59%	$2,340

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2020	$11.57	0.06	2.54	2.60	(0.19)	—	(0.19)	$13.98	22.92%	1.06%	1.06%	0.53%	0.53%	30%	$3,863
2019	$10.47	0.20	0.97	1.17	(0.07)	—	(0.07)	$11.57	11.19%	1.05%	1.05%	1.79%	1.79%	39%	$2,444
2018	$12.32	0.12	(1.86)	(1.74)	(0.05)	(0.06)	(0.11)	$10.47	(14.33)%	0.98%	1.09%	0.91%	0.80%	36%	$4,521
2017(3)	$9.78	0.03	2.51	2.54	—	—	—	$12.32	25.97%	0.92%(4)	1.27%(4)	0.78%(4)	0.43%(4)	47%(5)	$46
R6 Class
2020	$11.58	0.08	2.54	2.62	(0.22)	—	(0.22)	$13.98	23.13%	0.91%	0.91%	0.68%	0.68%	30%	$570,868
2019	$10.48	0.23	0.96	1.19	(0.09)	—	(0.09)	$11.58	11.45%	0.90%	0.90%	1.94%	1.94%	39%	$405,776
2018	$12.34	0.12	(1.84)	(1.72)	(0.08)	(0.06)	(0.14)	$10.48	(14.28)%	0.83%	0.94%	1.06%	0.95%	36%	$239,031
2017	$8.81	0.06	3.53	3.59	(0.06)	—	(0.06)	$12.34	40.98%	0.83%	1.15%	0.54%	0.22%	47%	$92,470
2016	$8.33	0.06	0.46	0.52	(0.04)	—	(0.04)	$8.81	6.27%	1.03%	1.28%	0.65%	0.40%	59%	$34,065

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through November 30, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.
(6)Per share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Emerging Markets Fund of the American Century World Mutual Funds, Inc. as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None
28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In
31

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information
32

regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders
33

of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

35

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2020.

For the fiscal year ended November 30, 2020, the fund intends to pass through to shareholders foreign source income of $43,586,029 and foreign taxes paid of $4,421,186, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2020 are $0.2122 and $0.0215, respectively.

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91030 2101

Annual Report

November 30, 2020

Emerging Markets Small Cap Fund
Investor Class (AECVX)
I Class (AECSX)
A Class (AECLX)
C Class (AECHX)
R Class (AECMX)
R6 Class (AECTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Recovered from Pandemic-Fueled Sell-Off

In late 2019, broad market sentiment was generally upbeat. Dovish central banks in developed markets, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most economic activity and triggering a deep global recession. Global stocks sold off sharply amid a widespread flight to safety. Quick and aggressive action from the Federal Reserve and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of November, most data suggested economies were recovering. But at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures that threatened the economic recovery.

Overall, global stocks overcame the effects of the early 2020 sell-off to deliver solid gains for the 12-month period. Emerging markets stocks rallied and outperformed developed markets stocks, while growth stocks significantly outpaced value stocks worldwide.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is now approved and in limited distribution, and medical professionals continue to develop better treatment protocols. Until the vaccine is widely available, investors likely will face periods of outbreak-related disruptions, economic uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AECVX	14.07%	9.30%	4/7/16
MSCI Emerging Markets Small Cap Index	—	17.51%	7.09%	—
I Class	AECSX	14.25%	9.50%	4/7/16
A Class	AECLX			4/7/16
No sales charge		13.76%	9.02%
With sales charge		7.22%	7.65%
C Class	AECHX	12.94%	8.21%	4/7/16
R Class	AECMX	13.54%	8.75%	4/7/16
R6 Class	AECTX	14.47%	9.68%	4/7/16
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made April 7, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2020
Investor Class — $15,124

MSCI Emerging Markets Small Cap Index — $13,752

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.40%	1.20%	1.65%	2.40%	1.90%	1.05%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Sherwin Soo

Performance Summary
Emerging Markets Small Cap returned 14.07%* for the 12 months ended November 30, 2020. The fund’s benchmark, the MSCI Emerging Markets Small Cap Index, returned 17.51% for the same period.
The fund underperformed its benchmark during the period, due primarily to an underweight, relative to the benchmark, in the health care sector. Stock selection and an overweight to consumer staples also detracted from relative results. Conversely, stock choices in industrials bolstered relative performance, along with an underweight to real estate. Regionally, South Korea was the primary detractor, due to a combination of stock choices and an underweight to the market. An overweight to Indonesia also weighed on returns. Those relative losses were partially offset by stock selection and positioning in China and India.

Health Care, Consumer Staples Holdings Detracted

Holdings in the health care and consumer staples sectors were the primary drivers of the fund’s underperformance over the 12-month period. Detraction in health care was due to a significant underweight to the sector, as overall stock selection was a positive. Lack of exposure to South Korea-based biologics developer Seegene and several other index constituents in the pharmaceuticals and biotechnology industries weighed on relative performance, as they performed well amid the race for COVID-19 therapies.

Notable detractors in consumer staples included Brazil-based retailer Cia Brasileira de Distribuicao and South Korea beverage and snack producer Orion Corp/Republic of Korea. Cia Brasileira de Distribuicao’s earnings results were mixed, and top-line trends were lower than its main peer, Carrefour Brasil. We exited the position during the period. Orion’s shares declined amid sluggish domestic sales in South Korea, despite a healthy outlook for its business in China.

Other notable detractors included U.K.-listed, United Arab Emirates-based payment solutions provider Network International Holdings, Brazil-based residential real estate firm Cyrela Brazil Realty and Indonesia-based Bank BTPN Syariah.

Network International lowered sales estimates, accounting for the negative impact of Jordanian regulations associated with caps on fees. We exited the position during the third quarter of 2020. Cyrela Brazil Realty’s shares declined amid expectations for a prolonged disruption from COVID-19 restrictions, and we exited our position during the first half of 2020. Bank BTPN Syariah’s shares declined later in the period as loan growth remained weak, with expectations for low, single-digit growth in the short term.

Industrials a Key Contributor

Industrials holdings substantially bolstered relative results, driven largely by China-based property service providers Country Garden Services Holdings and A-Living Smart City Services. Country Garden beat earnings estimates, driven by revenue growth in value-added services and improved margins. The company continued to gain market share and enhance efficiencies through cost savings measures. A-Living’s shares performed well, backed by Chinese government efforts to increase professional property management coverage.

Our substantial underweight to the real estate sector was a notable contributor, due largely to lack of exposure to real estate investment trusts and real estate developers that declined during the period. Stock selection in the sector also added value, led by shares of China-based hotel and residential developer CIFI Holdings Group, which advanced, supported by its prime geographical exposure and strategic capability in land replenishment, as well as government measures to support construction activity.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Information technology holdings also bolstered relative returns, led by contribution from Taiwan-based semiconductor manufacturing firm Alchip Technologies and China-based data center operator GDS Holdings. Alchip’s shares were bolstered by increasing demand, driven by China’s efforts to localize production of central processing units and artificial intelligence processors. GDS continued to benefit from ongoing digitization efforts by industries in China, supporting strong demand for data centers. The company’s successful capital raise to pursue projects and capacity expansion also bolstered the stock.

Other notable contributors included China-based online education service provider GSX Techedu, which we sold during the period, and Top Glove, the Malaysia-based rubber glovemaker. GSX benefited from revenue growth led by K-12 courses, as well as improving margins. Top Glove’s shares advanced as a surge in demand from COVID-19 drove a severe demand/supply mismatch that supported aggressive price increases.

Outlook

While each of the emerging markets (EM) has responded differently to COVID-19 and may face different challenges, we continue to believe the long-term case for EM stocks remains strong. We believe EM economies will likely benefit from the recovery in global demand and that the extension of highly accommodative monetary policies in prominent global markets will likely continue to push capital flows into EM.

The change in the U.S. administration is likely to reduce uncertainty and lower volatility, given the potential reduction in geopolitical risk that has, at times, weighed on EM equities. In our view, as COVID-19 vaccines roll out, the U.S. is likely to de-escalate tensions with China, which could help improve commodity prices and weaken the U.S. dollar, all positives for EM equities in 2021.

The acceleration of existing trends, aided by the pandemic, continues to drive growth in areas related to information technology. E-commerce and logistics are benefiting amid increasing adoption of online purchasing, including within previously underutilized areas such as groceries. Also, 5G network rollout and the smartphone replacement cycle support growth. We believe COVID-19 may permanently alter consumer behavior, further accelerating these trends.

Consumer discretionary remains a prominent overweight for the fund, though we reduced our sector holdings during the period. We maintain exposure to companies positioned to benefit from strong consumer trends, including growing demand for luxury and status goods and access to a higher standard of living through education, health care and financial services. For example, we hold overweight positions in several China-based education service providers. During the period, we initiated a position in Mando, the South Korean automotive components manufacturer, amid recovering vehicle sales in South Korea and China. The information technology (IT) sector is also a prominent overweight for the fund.

While we reduced exposure to China during the period, the market remains a prominent position. Holdings include positions in IT and the online economy (media, entertainment and e-commerce). We also own names in distance learning and structural growth areas such as the 5G build-out. In our view, IT and communication services will likely continue to benefit from the COVID-19-related structural changes occurring across sectors.
6

Fund Characteristics

NOVEMBER 30, 2020
Top Ten Holdings	% of net assets
Chailease Holding Co. Ltd.	2.6%
Alchip Technologies Ltd.	2.5%
Han Kuk Carbon Co. Ltd.	2.4%
Cemex SAB de CV, ADR	2.2%
Realtek Semiconductor Corp.	2.1%
Larsen & Toubro Infotech Ltd.	2.1%
Vanguard International Semiconductor Corp.	1.8%
Banco Inter SA	1.7%
Airtac International Group	1.6%
Digital Telecommunications Infrastructure Fund	1.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Warrants	—*
Total Equity Exposure	99.8%
Other Assets and Liabilities	0.2%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
Taiwan	19.6%
South Korea	16.6%
China	13.6%
India	12.6%
Brazil	10.0%
Indonesia	4.9%
Thailand	4.6%
Russia	2.6%
South Africa	2.3%
Mexico	2.2%
Philippines	2.2%
Other Countries	8.6%
Other Assets and Liabilities	0.2%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Expenses Paid During Period(1) 6/1/20 - 11/30/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,248.20	$8.26	1.47%
I Class	$1,000	$1,248.50	$7.14	1.27%
A Class	$1,000	$1,247.40	$9.66	1.72%
C Class	$1,000	$1,241.50	$13.84	2.47%
R Class	$1,000	$1,244.70	$11.06	1.97%
R6 Class	$1,000	$1,250.90	$6.30	1.12%
Hypothetical
Investor Class	$1,000	$1,017.65	$7.41	1.47%
I Class	$1,000	$1,018.65	$6.41	1.27%
A Class	$1,000	$1,016.40	$8.67	1.72%
C Class	$1,000	$1,012.65	$12.43	2.47%
R Class	$1,000	$1,015.15	$9.92	1.97%
R6 Class	$1,000	$1,019.40	$5.65	1.12%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

NOVEMBER 30, 2020

	Shares	Value
COMMON STOCKS — 99.8%
Argentina — 1.3%
Globant SA(1)	506	$95,472
Brazil — 10.0%
Arco Platform Ltd., Class A(1)	1,553	67,944
Banco Inter SA	9,394	127,827
Cia de Saneamento do Parana	10,700	50,071
Construtora Tenda SA	7,100	38,261
Equatorial Energia SA	19,100	77,649
Fleury SA	9,700	48,107
Locaweb Servicos de Internet SA(1)	6,300	77,577
Magazine Luiza SA	14,408	62,877
Randon SA Implementos e Participacoes, Preference Shares	34,100	92,929
TOTVS SA	12,600	64,442
Via Varejo SA(1)	11,300	37,186
		744,870
Chile — 0.5%
Geopark Ltd.	4,240	38,711
China — 13.6%
21Vianet Group, Inc., ADR(1)	2,628	74,477
A-Living Smart City Services Co., Ltd., H Shares	8,750	36,937
China East Education Holdings Ltd.	42,000	93,705
China Education Group Holdings Ltd.	54,000	107,787
China Lesso Group Holdings Ltd.	52,000	92,963
China Resources Cement Holdings Ltd.	32,000	39,638
China Yongda Automobiles Services Holdings Ltd.	55,500	95,017
CIFI Holdings Group Co. Ltd.	120,570	103,771
Country Garden Services Holdings Co. Ltd.	7,000	39,247
GDS Holdings Ltd., ADR(1)	1,238	111,457
Haitian International Holdings Ltd.	14,000	37,834
Li Ning Co. Ltd.	12,500	67,973
Times China Holdings Ltd.	46,000	66,980
West China Cement Ltd.	270,000	42,061
		1,009,847
Greece — 1.3%
JUMBO SA	2,944	52,649
OPAP SA	3,894	43,911
		96,560
Hong Kong — 1.3%
Minth Group Ltd.	20,000	99,559
India — 12.6%
Bata India Ltd.	1,954	41,470
Berger Paints India Ltd.	5,729	49,793
Central Depository Services India Ltd.	5,504	36,368
Crompton Greaves Consumer Electricals Ltd.	19,606	80,788
EPL Ltd.	9,544	33,737
ICICI Securities Ltd.	6,133	37,125
IndiaMart InterMesh Ltd.	573	39,339
10

	Shares	Value
Indraprastha Gas Ltd.	10,667	$71,075
Jubilant Foodworks Ltd.	3,257	109,850
L&T Technology Services Ltd.	2,180	50,687
Larsen & Toubro Infotech Ltd.	3,570	153,771
Prestige Estates Projects Ltd.	19,472	70,200
Torrent Pharmaceuticals Ltd.	2,069	73,028
Zydus Wellness Ltd.	3,365	84,597
		931,828
Indonesia — 4.9%
Ace Hardware Indonesia Tbk PT	590,000	66,271
Bank BTPN Syariah Tbk PT	231,800	67,868
Jasa Marga Persero Tbk PT	229,800	68,285
Semen Indonesia Persero Tbk PT	61,300	50,861
Tower Bersama Infrastructure Tbk PT	608,300	61,464
XL Axiata Tbk PT	267,900	45,426
		360,175
Malaysia — 1.8%
Carlsberg Brewery Malaysia Bhd	7,600	35,896
Inari Amertron Bhd	75,900	49,956
Top Glove Corp. Bhd	28,900	50,484
		136,336
Mexico — 2.2%
Cemex SAB de CV, ADR	35,687	164,160
Philippines — 2.2%
International Container Terminal Services, Inc.	29,600	71,908
Wilcon Depot, Inc.	243,500	90,968
		162,876
Russia — 2.6%
TCS Group Holding plc, GDR	3,236	98,520
Yandex NV, A Shares(1)	1,353	93,303
		191,823
Saudi Arabia — 1.4%
Leejam Sports Co. JSC	5,580	106,155
South Africa — 2.3%
Capitec Bank Holdings Ltd.(1)	630	52,611
Clicks Group Ltd.	5,365	81,115
JSE Ltd.	4,300	33,507
		167,233
South Korea — 16.6%
CJ Logistics Corp.(1)	688	103,021
Cosmax, Inc.	656	56,612
Doosan Bobcat, Inc.	2,736	74,478
Ecopro BM Co. Ltd.	651	89,440
GS Retail Co. Ltd.	1,882	57,101
Han Kuk Carbon Co. Ltd.	14,552	175,160
Hite Jinro Co. Ltd.	1,290	37,331
Hotel Shilla Co. Ltd.	526	38,126
Iljin Materials Co. Ltd.	2,211	94,130
Innocean Worldwide, Inc.	673	35,503
Koh Young Technology, Inc.	657	55,672
LG Innotek Co. Ltd.	737	103,539
LG Uplus Corp.	3,169	34,272
11

	Shares	Value
Mando Corp.	2,493	$109,760
Orion Corp./Republic of Korea	850	91,676
Studio Dragon Corp.(1)	1,012	73,611
		1,229,432
Taiwan — 19.6%
Accton Technology Corp.	10,000	84,003
Airtac International Group	4,000	116,649
Alchip Technologies Ltd.	8,000	187,934
Asia Cement Corp.	42,000	63,867
ASPEED Technology, Inc.	1,000	49,565
Chailease Holding Co. Ltd.	34,717	190,249
Chaun-Choung Technology Corp.	4,000	33,424
Giant Manufacturing Co. Ltd.	7,000	69,459
ITEQ Corp.	14,000	67,398
Merida Industry Co. Ltd.	8,000	70,248
Powertech Technology, Inc.	21,000	67,870
Realtek Semiconductor Corp.	12,000	156,390
Sercomm Corp.	14,000	38,758
Taiwan Union Technology Corp.	15,000	61,657
Vanguard International Semiconductor Corp.	36,000	132,847
Win Semiconductors Corp.	5,000	58,863
		1,449,181
Thailand — 4.6%
Digital Telecommunications Infrastructure Fund	256,000	112,556
Muangthai Capital PCL(1)	30,000	53,139
Sri Trang Gloves Thailand PCL	44,100	110,895
Srisawad Corp. PCL	33,460	64,028
		340,618
Turkey — 1.0%
Sok Marketler Ticaret AS(1)	44,768	71,690
TOTAL COMMON STOCKS (Cost $5,446,004)		7,396,526
WARRANTS†
Thailand†
Srisawad Corp. PCL(1) (Cost $—)	2,022	675
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $5,446,004)		7,397,201
OTHER ASSETS AND LIABILITIES — 0.2%		16,187
TOTAL NET ASSETS — 100.0%		$7,413,388

12

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	25.9%
Consumer Discretionary	20.8%
Industrials	12.4%
Financials	10.3%
Materials	8.4%
Consumer Staples	7.0%
Communication Services	4.7%
Health Care	3.9%
Real Estate	3.2%
Utilities	2.7%
Energy	0.5%
Other Assets and Liabilities	0.2%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
13

Statement of Assets and Liabilities

NOVEMBER 30, 2020
Assets
Investment securities, at value (cost of $5,446,004)	$7,397,201
Foreign currency holdings, at value (cost of $66,688)	66,688
Receivable for capital shares sold	16,806
Dividends and interest receivable	10,689
Other assets	581
7,491,965

Liabilities
Disbursements in excess of demand deposit cash	10,908
Payable for investments purchased	37,586
Payable for capital shares redeemed	2,290
Accrued management fees	8,123
Distribution and service fees payable	328
Accrued foreign taxes	19,342
78,577

Net Assets	$7,413,388

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,198,358
Distributable earnings	2,215,030
$7,413,388

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,983,758	209,735	$14.23
I Class, $0.01 Par Value	$3,932,220	275,474	$14.27
A Class, $0.01 Par Value	$206,355	14,567	$14.17*
C Class, $0.01 Par Value	$8,326	600	$13.88
R Class, $0.01 Par Value	$267,708	19,003	$14.09
R6 Class, $0.01 Par Value	$15,021	1,050	$14.31
*Maximum offering price $15.03 (net asset value divided by 0.9425).

See Notes to Financial Statements.
14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $18,229)	$174,647
Securities lending, net	2,275
Interest	529
177,451

Expenses:
Management fees	135,611
Distribution and service fees:
A Class	2,029
C Class	6,266
R Class	1,681
Directors' fees and expenses	298
Other expenses	292
146,177

Net investment income (loss)	31,274

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $503)	645,918
Foreign currency translation transactions	(20,450)
625,468

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(14,418))	510,932
Translation of assets and liabilities in foreign currencies	142
511,074

Net realized and unrealized gain (loss)	1,136,542

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,167,816
See Notes to Financial Statements.
15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2020 AND NOVEMBER 30, 2019
Increase (Decrease) in Net Assets	November 30, 2020	November 30, 2019
Operations
Net investment income (loss)	$31,274	$33,440
Net realized gain (loss)	625,468	(305,445)
Change in net unrealized appreciation (depreciation)	511,074	1,379,222
Net increase (decrease) in net assets resulting from operations	1,167,816	1,107,217

Distributions to Shareholders
From earnings:
Investor Class	(18,004)	(211,250)
I Class	(14,053)	(47,717)
A Class	(971)	(42,563)
C Class	—	(41,460)
R Class	—	(13,422)
R6 Class	(1,053)	(8,507)
Decrease in net assets from distributions	(34,081)	(364,919)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(2,886,183)	(1,788,460)

Net increase (decrease) in net assets	(1,752,448)	(1,046,162)

Net Assets
Beginning of period	9,165,836	10,211,998
End of period	$7,413,388	$9,165,836

See Notes to Financial Statements.
16

Notes to Financial Statements

NOVEMBER 30, 2020

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Small Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of
17

Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
18

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. Effective August 1, 2020, the investment advisor decreased the annual management fee by 0.21%.

The annual management fee and the effective annual management fee for each class for the period ended November 30, 2020 are as follows:

	Annual Management Fee*	Effective Annual Management Fee
Investor Class	1.39%	1.53%
I Class	1.19%	1.33%
A Class	1.39%	1.53%
C Class	1.39%	1.53%
R Class	1.39%	1.53%
R6 Class	1.04%	1.18%
*Prior to August 1, 2020, the annual management fee was 1.60% for Investor Class, A Class, C Class and R Class, 1.40% for I Class and 1.25% for R6 Class.

19

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2020 were $5,443,215 and $8,133,477, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2020		Year ended November 30, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	40,000,000		40,000,000
Sold	120,640	$1,518,746	135,086	$1,622,100
Issued in reinvestment of distributions	1,277	16,531	19,297	210,336
Redeemed	(292,724)	(3,710,859)	(281,199)	(3,374,805)
	(170,807)	(2,175,582)	(126,816)	(1,542,369)
I Class/Shares Authorized	30,000,000		30,000,000
Sold	146,395	1,806,093	120,968	1,458,880
Issued in reinvestment of distributions	1,084	14,053	4,370	47,717
Redeemed	(61,929)	(811,084)	(46,951)	(576,122)
	85,550	1,009,062	78,387	930,475
A Class/Shares Authorized	30,000,000		30,000,000
Sold	2,814	32,167	11,855	129,000
Issued in reinvestment of distributions	75	971	3,908	42,563
Redeemed	(56,705)	(766,988)	(51,108)	(623,555)
	(53,816)	(733,850)	(35,345)	(451,992)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	747	10,204	—	—
Issued in reinvestment of distributions	—	—	3,835	41,460
Redeemed	(55,780)	(740,656)	(48,347)	(585,000)
	(55,033)	(730,452)	(44,512)	(543,540)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	12,202	145,359	8,751	103,794
Issued in reinvestment of distributions	—	—	1,235	13,422
Redeemed	(20,231)	(261,806)	(15,170)	(184,757)
	(8,029)	(116,447)	(5,184)	(67,541)
R6 Class/Shares Authorized	20,000,000		20,000,000
Issued in reinvestment of distributions	81	1,053	778	8,507
Redeemed	(10,463)	(139,967)	(9,894)	(122,000)
	(10,382)	(138,914)	(9,116)	(113,493)
Net increase (decrease)	(212,517)	$(2,886,183)	(142,586)	$(1,788,460)

21

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Argentina	$95,472	—	—
Brazil	67,944	$676,926	—
Chile	38,711	—	—
China	185,934	823,913	—
Mexico	164,160	—	—
Russia	93,303	98,520	—
Other Countries	—	5,151,643	—
Warrants	—	675	—
	$645,524	$6,751,677	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

22

8. Federal Tax Information

On December 22, 2020, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 21, 2020 of $0.6077 for the Investor Class, I Class, A Class, C
Class, R Class and R6 Class.

The tax character of distributions paid during the years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$20,197	$61
Long-term capital gains	$13,884	$364,858

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,485,644
Gross tax appreciation of investments	$2,059,592
Gross tax depreciation of investments	(148,035)
Net tax appreciation (depreciation) of investments	1,911,557
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(19,734)
Net tax appreciation (depreciation)	$1,891,823
Undistributed ordinary income	—
Accumulated long-term gains	$323,207

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$12.52	0.04	1.72	1.76	(0.05)	—	(0.05)	$14.23	14.07%	1.54%	0.37%	60%	$2,984
2019	$11.68	0.05	1.20	1.25	—	(0.41)	(0.41)	$12.52	11.36%	1.61%	0.43%	67%	$4,764
2018	$13.66	0.04	(1.86)	(1.82)	(0.14)	(0.02)	(0.16)	$11.68	(13.59)%	1.60%	0.31%	75%	$5,924
2017	$10.45	(0.03)	3.33	3.30	(0.09)	—	(0.09)	$13.66	31.85%	1.61%	(0.16)%	49%	$6,884
2016(3)	$10.00	0.04	0.41	0.45	—	—	—	$10.45	4.50%	1.60%(4)	0.59%(4)	51%	$2,373
I Class
2020	$12.56	0.07	1.71	1.78	(0.07)	—	(0.07)	$14.27	14.25%	1.34%	0.57%	60%	$3,932
2019	$11.69	0.07	1.21	1.28	—	(0.41)	(0.41)	$12.56	11.52%	1.41%	0.63%	67%	$2,386
2018	$13.68	0.06	(1.86)	(1.80)	(0.17)	(0.02)	(0.19)	$11.69	(13.39)%	1.40%	0.51%	75%	$1,304
2017	$10.46	0.01	3.32	3.33	(0.11)	—	(0.11)	$13.68	32.18%	1.41%	0.04%	49%	$829
2016(3)	$10.00	0.05	0.41	0.46	—	—	—	$10.46	4.60%	1.40%(4)	0.79%(4)	51%	$628
A Class
2020	$12.47	0.02	1.69	1.71	(0.01)	—	(0.01)	$14.17	13.76%	1.79%	0.12%	60%	$206
2019	$11.66	0.02	1.20	1.22	—	(0.41)	(0.41)	$12.47	11.11%	1.86%	0.18%	67%	$853
2018	$13.64	0.01	(1.86)	(1.85)	(0.11)	(0.02)	(0.13)	$11.66	(13.82)%	1.85%	0.06%	75%	$1,209
2017	$10.43	(0.04)	3.31	3.27	(0.06)	—	(0.06)	$13.64	31.57%	1.86%	(0.41)%	49%	$1,956
2016(3)	$10.00	0.02	0.41	0.43	—	—	—	$10.43	4.30%	1.85%(4)	0.34%(4)	51%	$1,043

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2020	$12.29	(0.07)	1.66	1.59	—	—	—	$13.88	12.94%	2.54%	(0.63)%	60%	$8
2019	$11.58	(0.07)	1.19	1.12	—	(0.41)	(0.41)	$12.29	10.20%	2.61%	(0.57)%	67%	$684
2018	$13.55	(0.10)	(1.85)	(1.95)	—(5)	(0.02)	(0.02)	$11.58	(14.41)%	2.60%	(0.69)%	75%	$1,160
2017	$10.38	(0.13)	3.30	3.17	—	—	—	$13.55	30.54%	2.61%	(1.16)%	49%	$1,355
2016(3)	$10.00	(0.03)	0.41	0.38	—	—	—	$10.38	3.80%	2.60%(4)	(0.41)%(4)	51%	$1,038
R Class
2020	$12.42	(0.01)	1.68	1.67	—	—	—	$14.09	13.54%	2.04%	(0.13)%	60%	$268
2019	$11.64	(0.01)	1.20	1.19	—	(0.41)	(0.41)	$12.42	10.68%	2.11%	(0.07)%	67%	$336
2018	$13.62	(0.03)	(1.86)	(1.89)	(0.07)	(0.02)	(0.09)	$11.64	(13.98)%	2.10%	(0.19)%	75%	$375
2017	$10.41	(0.07)	3.32	3.25	(0.04)	—	(0.04)	$13.62	31.30%	2.11%	(0.66)%	49%	$331
2016(3)	$10.00	0.01	0.40	0.41	—	—	—	$10.41	4.10%	2.10%(4)	0.09%(4)	51%	$212
R6 Class
2020	$12.59	0.10	1.71	1.81	(0.09)	—	(0.09)	$14.31	14.47%	1.19%	0.72%	60%	$15
2019	$11.70	0.09	1.21	1.30	—	(0.41)	(0.41)	$12.59	11.68%	1.26%	0.78%	67%	$144
2018	$13.69	0.08	(1.86)	(1.78)	(0.19)	(0.02)	(0.21)	$11.70	(13.25)%	1.25%	0.66%	75%	$240
2017	$10.47	0.03	3.31	3.34	(0.12)	—	(0.12)	$13.69	32.35%	1.26%	0.19%	49%	$277
2016(3)	$10.00	0.06	0.41	0.47	—	—	—	$10.47	4.70%	1.25%(4)	0.94%(4)	51%	$209

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 7, 2016 (fund inception) through November 30, 2016.
(4)Annualized.
(5)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Small Cap Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the years ended November 30, 2020, 2019, 2018, 2017 and for the period April 7, 2016 (fund inception) through November 30, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Emerging Markets Small Cap Fund of the American Century World Mutual Funds, Inc. as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years ended November 30, 2020, 2019, 2018, 2017 and for the period April 7, 2016 (fund inception) through November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None
28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In
31

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services
32

provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe
33

and was within the range of its peer expense group. The Board and the Advisor agreed to a permanent change to the Fund's fee schedule that should have the effect of lowering the Fund's annual unified management fee by approximately 0.21% (e.g., the Investor Class unified fee will be reduced from 1.60% to 1.39%), beginning August 1, 2020. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.
35

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2020.

The fund hereby designates $15,995, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2020.

For the fiscal year ended November 30, 2020, the fund intends to pass through to shareholders foreign source income of $191,645 and foreign taxes paid of $17,723, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2020 are $0.3682 and $0.0341, respectively.

The fund utilized earnings and profits of $2,111 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91033 2101

Annual Report

November 30, 2020

Focused Global Growth Fund
Investor Class (TWGGX)
I Class (AGGIX)
Y Class (AGYGX)
A Class (AGGRX)
C Class (AGLCX)
R Class (AGORX)
R5 Class (AGFGX)
R6 Class (AGGDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Recovered from Pandemic-Fueled Sell-Off

In late 2019, broad market sentiment was generally upbeat. Dovish central banks in developed markets, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most economic activity and triggering a deep global recession. Global stocks sold off sharply amid a widespread flight to safety. Quick and aggressive action from the Federal Reserve and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of November, most data suggested economies were recovering. But at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures that threatened the economic recovery.

Overall, global stocks overcame the effects of the early 2020 sell-off to deliver solid gains for the 12-month period. Emerging markets stocks rallied and outperformed developed markets stocks, while growth stocks significantly outpaced value stocks worldwide.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is now approved and in limited distribution, and medical professionals continue to develop better treatment protocols. Until the vaccine is widely available, investors likely will face periods of outbreak-related disruptions, economic uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGGX	27.02%	14.16%	12.16%	—	12/1/98
MSCI ACWI Index	—	15.01%	10.83%	9.40%	—	—
I Class	AGGIX	27.21%	14.38%	12.39%	—	8/1/00
Y Class	AGYGX	27.48%	—	—	18.42%	4/10/17
A Class	AGGRX					2/5/99
No sales charge		26.66%	13.87%	11.88%	—
With sales charge		19.36%	12.52%	11.22%	—
C Class	AGLCX	25.84%	13.03%	11.05%	—	3/1/02
R Class	AGORX	26.34%	13.58%	11.59%	—	7/29/05
R5 Class	AGFGX	27.21%	—	—	18.24%	4/10/17
R6 Class	AGGDX	27.44%	14.56%	—	12.77%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2020
Investor Class — $31,534

MSCI ACWI Index — $24,570

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.07%	0.87%	0.72%	1.32%	2.07%	1.57%	0.87%	0.72%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Keith Creveling, Brent Puff and Ted Harlan

Performance Summary

Focused Global Growth returned 27.02%* for the fiscal year ended November 30, 2020, compared with the 15.01% return of its benchmark, the MSCI ACWI Index.

Security selection in the health care, consumer discretionary and financials sectors contributed to the fund’s outperformance, while an underweight position in the communication services sector limited relative gains. Negative stock selection within the materials sector as well as an underweight position in this sector also detracted. Geographically, the fund’s U.S. and Switzerland holdings lifted relative results. Notably, the fund’s exposure in Switzerland included two stocks: Lonza Group and Zurich Insurance Group. Conversely, performance was hindered by overweight positions in Hungary, Ireland and India, where the fund’s exposure included a single investment from each region: OTP Bank (Hungary), CRH (Ireland), which was later sold, and HDFC Bank (India).

Remote Working Trends Lifted a Number of Holdings

On an individual stock basis, key contributors included e-commerce company Amazon.com, cloud services firm ServiceNow and software-as-a-service provider Adobe. All three companies continued to deliver strong earnings growth, despite the pandemic. Longer-term trends that contributed to Amazon.com’s share gains included increased adoption of cloud computing among business enterprises, which led to improving margins for Amazon Web Services. ServiceNow’s stock advanced on healthy demand for its enterprise software solutions. Adobe benefited from its continued shift away from license-based software sales to subscription-based cloud distributed models.

Other standout performers during the period included contract drug manufacturer Lonza Group. Pharmaceutical companies have increased their spending on outsourcing the production of ingredients and drugs, benefiting Lonza and other contract drug manufacturers. Lonza outperformed during the pandemic-related sell-off in March then later rallied on news of its development of a COVID-19 vaccine in partnership with biotechnology firm Moderna.

Not Owning Select Information Technology Stocks Detracted

Relative gains were limited by the fund’s lack of exposure to technology hardware and services company Apple and software firm Microsoft, two stocks that do not fit our investment criteria and that we do not own. Meanwhile, Microsoft benefited from work-from-home trends.

Boston Scientific also weighed on the fund’s relative results. The medical device maker’s stock fell sharply following its voluntary recall of all unused inventory of the LOTUS Edge Aortic Valve System. Boston Scientific discontinued the entire LOTUS platform, citing complexities with the device delivery system. We will continue to closely monitor developments at the company.

Another notable detractor was oil and gas exploration and production company Pioneer Natural Resources. During the health crisis, stay-at-home directives and the resulting economic downturn depressed energy use worldwide. However, we believe the company is in a unique position to benefit from continued production growth from its assets in the Permian Basin. It continues to squeeze costs from its operations and, in our view, will benefit as cyclical growth recovers.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Portfolio Positioning

The portfolio continues to invest in companies where we believe business fundamentals are improving and where we have high conviction that improvement is sustainable. Though the outbreak of COVID-19 has been disruptive, the portfolio’s major themes are structurally unchanged. We are finding opportunities in what we believe are reasonably valued cyclical names with high-quality growth profiles driven by strong improvement stories. Additionally, we continue to look for pricing dislocation to add to or establish new positions. In our view, current holdings contain examples of attractive companies with strong fundamentals that may be well positioned to weather the current volatility.

For example, we believe the need for reliable remote access will remain an attractive investment opportunity beyond the deployment of a COVID-19 vaccine. In our view, the secular growth drivers, which include digitalization, cloud computing, 5G network rollout and data center expansion, will persist. As such, fund holdings include companies that facilitate the proliferation of data and information (e.g., data centers, data infrastructure, 5G equipment) as well as software-as-a-service names providing mission-critical software support.

Our focus remains on medical devices and equipment, tools, diagnostics and production companies. Such names are benefiting from increased research and development needed for an aging population. Companies involved in production of testing equipment and life sciences tools and diagnostics have also seen sustainable growth.

Certain investments in businesses where demand was impacted negatively during the health crisis have started to recover on the promise of a vaccine. Specifically, we believe revenue and earnings should start to inflect higher for companies tied to travel and those industrials whose end markets are poised to benefit from a cyclical recovery.

6

Fund Characteristics

NOVEMBER 30, 2020
Top Ten Holdings	% of net assets
Amazon.com, Inc.	5.2%
ServiceNow, Inc.	3.1%
NXP Semiconductors NV	3.1%
IHS Markit Ltd.	3.1%
American Express Co.	3.1%
Avantor, Inc.	3.0%
Aptiv plc	3.0%
Texas Instruments, Inc.	3.0%
HDFC Bank Ltd.	3.0%
Zurich Insurance Group AG	3.0%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	69.7%
Foreign Common Stocks	29.8%
Total Common Stocks	99.5%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
United States	69.7%
Switzerland	5.8%
Hong Kong	5.5%
India	3.0%
Brazil	2.9%
China	2.9%
France	2.8%
Japan	2.8%
United Kingdom	2.8%
Other Countries	1.3%
Cash and Equivalents*	0.5%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Expenses Paid During Period(1) 6/1/20 - 11/30/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,245.50	$6.01	1.07%
I Class	$1,000	$1,246.20	$4.89	0.87%
Y Class	$1,000	$1,246.90	$4.04	0.72%
A Class	$1,000	$1,242.40	$7.40	1.32%
C Class	$1,000	$1,239.50	$11.59	2.07%
R Class	$1,000	$1,240.80	$8.80	1.57%
R5 Class	$1,000	$1,246.20	$4.89	0.87%
R6 Class	$1,000	$1,247.30	$4.05	0.72%
Hypothetical
Investor Class	$1,000	$1,019.65	$5.40	1.07%
I Class	$1,000	$1,020.65	$4.39	0.87%
Y Class	$1,000	$1,021.40	$3.64	0.72%
A Class	$1,000	$1,018.40	$6.66	1.32%
C Class	$1,000	$1,014.65	$10.43	2.07%
R Class	$1,000	$1,017.15	$7.92	1.57%
R5 Class	$1,000	$1,020.65	$4.39	0.87%
R6 Class	$1,000	$1,021.40	$3.64	0.72%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2020

	Shares	Value
COMMON STOCKS — 99.5%
Brazil — 2.9%
B3 SA - Brasil Bolsa Balcao	1,910,800	$20,019,637
China — 2.9%
Alibaba Group Holding Ltd., ADR(1)	75,580	19,904,749
France — 2.8%
Peugeot SA(1)	845,330	19,823,238
Hong Kong — 5.5%
AIA Group Ltd.	1,671,200	18,254,595
Hong Kong Exchanges & Clearing Ltd.	395,483	19,669,907
		37,924,502
Hungary — 1.3%
OTP Bank Nyrt(1)	224,353	8,872,674
India — 3.0%
HDFC Bank Ltd.(1)	1,069,160	20,620,083
Japan — 2.8%
Shiseido Co. Ltd.	279,200	19,737,725
Switzerland — 5.8%
Lonza Group AG	31,150	19,502,446
Zurich Insurance Group AG	50,730	20,564,083
		40,066,529
United Kingdom — 2.8%
London Stock Exchange Group plc	177,791	19,184,001
United States — 69.7%
Adobe, Inc.(1)	36,957	17,682,816
Amazon.com, Inc.(1)	11,388	36,077,640
American Express Co.	180,040	21,350,944
Aptiv plc	177,840	21,109,608
Avantor, Inc.(1)	774,260	21,121,813
Bio-Rad Laboratories, Inc., Class A(1)	29,504	15,887,904
Booking Holdings, Inc.(1)	10,000	20,284,500
Boston Scientific Corp.(1)	433,595	14,373,674
Charles Schwab Corp. (The)	402,318	19,625,072
Cheniere Energy, Inc.(1)	337,650	19,141,378
Danaher Corp.	74,955	16,837,142
Equinix, Inc.	22,786	15,899,843
Fidelity National Information Services, Inc.	116,507	17,290,804
FMC Corp.	159,100	18,457,191
HEICO Corp.	154,780	19,127,712
IHS Markit Ltd.	215,190	21,402,797
L3Harris Technologies, Inc.	98,620	18,934,054
Lowe's Cos., Inc.	108,850	16,961,007
MasterCard, Inc., Class A	53,630	18,047,031
NXP Semiconductors NV	136,190	21,575,220
Pioneer Natural Resources Co.	117,758	11,844,100
ServiceNow, Inc.(1)	40,640	21,724,112
Teleflex, Inc.	52,438	20,070,644
Texas Instruments, Inc.	129,100	20,817,375
10

	Shares	Value
Visa, Inc., Class A	84,792	$17,835,997
		483,480,378
TOTAL COMMON STOCKS (Cost $468,245,569)		689,633,516
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.625% - 1.375%, 1/31/25 - 5/15/30, valued at $1,742,210), in a joint trading account at 0.06%, dated 11/30/20, due 12/1/20 (Delivery value $1,706,455)		1,706,452
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625%, 5/15/30, valued at $1,956,427), at 0.07%, dated 11/30/20, due 12/1/20 (Delivery value $1,918,004)		1,918,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,624,452)		3,624,452
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $471,870,021)		693,257,968
OTHER ASSETS AND LIABILITIES†		(209,494)
TOTAL NET ASSETS — 100.0%		$693,048,474

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	24.4%
Information Technology	19.5%
Consumer Discretionary	19.2%
Health Care	15.5%
Industrials	8.6%
Energy	4.5%
Consumer Staples	2.8%
Materials	2.7%
Real Estate	2.3%
Cash and Equivalents*	0.5%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)    Non-income producing.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

NOVEMBER 30, 2020
Assets
Investment securities, at value (cost of $471,870,021)	$693,257,968
Foreign currency holdings, at value (cost of $21)	21
Receivable for capital shares sold	1,069,879
Dividends and interest receivable	446,829
Other assets	1,184
694,775,881

Liabilities
Disbursements in excess of demand deposit cash	72,327
Payable for capital shares redeemed	492,878
Accrued management fees	547,730
Distribution and service fees payable	13,958
Accrued foreign taxes	600,514
1,727,407

Net Assets	$693,048,474

Net Assets Consist of:
Capital (par value and paid-in surplus)	$408,268,909
Distributable earnings	284,779,565
$693,048,474

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$462,780,894	31,789,685	$14.56
I Class, $0.01 Par Value	$94,888,114	6,354,981	$14.93
Y Class, $0.01 Par Value	$166,885	11,089	$15.05
A Class, $0.01 Par Value	$30,536,901	2,189,931	$13.94*
C Class, $0.01 Par Value	$5,302,313	472,292	$11.23
R Class, $0.01 Par Value	$8,931,329	658,938	$13.55
R5 Class, $0.01 Par Value	$9,209	617	$14.93
R6 Class, $0.01 Par Value	$90,432,829	6,018,129	$15.03
*Maximum offering price $14.79 (net asset value divided by 0.9425).

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED NOVEMBER 30, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $194,849)	$5,495,887
Interest	15,117
5,511,004

Expenses:
Management fees	6,003,460
Distribution and service fees:
A Class	67,471
C Class	47,823
R Class	38,031
Directors' fees and expenses	18,797
Other expenses	10,009
6,185,591

Net investment income (loss)	(674,587)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $69,639)	81,820,200
Foreign currency translation transactions	(118,813)
81,701,387

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(527,836))	73,974,695
Translation of assets and liabilities in foreign currencies	20,761
73,995,456

Net realized and unrealized gain (loss)	155,696,843

Net Increase (Decrease) in Net Assets Resulting from Operations	$155,022,256

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2020 AND NOVEMBER 30, 2019
Increase (Decrease) in Net Assets	November 30, 2020	November 30, 2019
Operations
Net investment income (loss)	$(674,587)	$459,057
Net realized gain (loss)	81,701,387	93,175,825
Change in net unrealized appreciation (depreciation)	73,995,456	13,822,059
Net increase (decrease) in net assets resulting from operations	155,022,256	107,456,941

Distributions to Shareholders
From earnings:
Investor Class	(70,603,884)	(36,935,706)
I Class	(4,139,998)	(1,467,077)
Y Class	(46,321)	(546)
A Class	(4,387,898)	(2,409,311)
C Class	(962,993)	(500,817)
R Class	(1,212,750)	(660,873)
R5 Class	(1,131)	(540)
R6 Class	(6,775,967)	(4,427,325)
Decrease in net assets from distributions	(88,130,942)	(46,402,195)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	42,008,322	12,249,882

Net increase (decrease) in net assets	108,899,636	73,304,628

Net Assets
Beginning of period	584,148,838	510,844,210
End of period	$693,048,474	$584,148,838

See Notes to Financial Statements.
14

Notes to Financial Statements

NOVEMBER 30, 2020

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused Global Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

15

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
16

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2020 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.050% to 1.300%	1.07%
I Class	0.850% to 1.100%	0.87%
Y Class	0.700% to 0.950%	0.72%
A Class	1.050% to 1.300%	1.07%
C Class	1.050% to 1.300%	1.07%
R Class	1.050% to 1.300%	1.07%
R5 Class	0.850% to 1.100%	0.87%
R6 Class	0.700% to 0.950%	0.72%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2020 are detailed in the Statement of Operations.
17

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $367,977 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $223,752 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2020 were $434,567,688 and $480,021,776, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2020		Year ended November 30, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	450,000,000		450,000,000
Sold	4,048,205	$48,125,859	2,039,625	$25,196,722
Issued in reinvestment of distributions	5,805,629	68,462,968	3,477,530	35,957,657
Redeemed	(11,332,337)	(135,918,928)	(5,409,998)	(65,892,519)
	(1,478,503)	(19,330,101)	107,157	(4,738,140)
I Class/Shares Authorized	40,000,000		40,000,000
Sold	6,520,526	78,283,780	1,077,089	13,794,877
Issued in reinvestment of distributions	342,162	4,129,640	138,538	1,461,572
Redeemed	(2,548,314)	(32,311,440)	(464,877)	(5,764,381)
	4,314,374	50,101,980	750,750	9,492,068
Y Class/Shares Authorized	20,000,000		20,000,000
Sold	—	—	22,544	303,359
Issued in reinvestment of distributions	3,811	46,321	51	546
Redeemed	(14,182)	(179,832)	(1,693)	(22,088)
	(10,371)	(133,511)	20,902	281,817
A Class/Shares Authorized	40,000,000		40,000,000
Sold	510,346	6,048,111	290,672	3,485,724
Issued in reinvestment of distributions	375,963	4,257,021	233,037	2,332,697
Redeemed	(755,382)	(8,720,936)	(660,400)	(7,718,982)
	130,927	1,584,196	(136,691)	(1,900,561)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	109,079	1,056,740	116,094	1,060,561
Issued in reinvestment of distributions	95,662	879,003	52,006	441,007
Redeemed	(183,221)	(1,758,641)	(169,103)	(1,654,534)
	21,520	177,102	(1,003)	(152,966)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	197,690	2,324,558	130,276	1,543,815
Issued in reinvestment of distributions	109,728	1,210,541	67,219	660,090
Redeemed	(230,339)	(2,620,957)	(210,738)	(2,489,964)
	77,079	914,142	(13,243)	(286,059)
R5 Class/Shares Authorized	20,000,000		20,000,000
Issued in reinvestment of distributions	94	1,131	51	540
R6 Class/Shares Authorized	65,000,000		65,000,000
Sold	3,891,598	44,325,196	1,443,634	17,087,804
Issued in reinvestment of distributions	463,745	5,619,736	418,067	4,427,325
Redeemed	(3,069,071)	(41,251,549)	(940,824)	(11,961,946)
	1,286,272	8,693,383	920,877	9,553,183
Net increase (decrease)	4,341,392	$42,008,322	1,648,800	$12,249,882

19

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	—	$20,019,637	—
France	—	19,823,238	—
Hong Kong	—	37,924,502	—
Hungary	—	8,872,674	—
India	—	20,620,083	—
Japan	—	19,737,725	—
Switzerland	—	40,066,529	—
United Kingdom	—	19,184,001	—
Other Countries	$503,385,127	—	—
Temporary Cash Investments	—	3,624,452	—
	$503,385,127	$189,872,841	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

20

8. Federal Tax Information

On December 22, 2020, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 21, 2020 of $1.4436 for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class.

The tax character of distributions paid during the years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$310,524	$657,150
Long-term capital gains	$87,820,418	$45,745,045

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $13,838,902 and distributable earnings $(13,838,902).
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$476,515,650
Gross tax appreciation of investments	$223,243,362
Gross tax depreciation of investments	(6,501,044)
Net tax appreciation (depreciation) of investments	216,742,318
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(583,843)
Net tax appreciation (depreciation)	$216,158,475
Undistributed ordinary income	$19,026,029
Accumulated long-term gains	$49,595,061

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$13.54	(0.02)	3.16	3.14	—(3)	(2.12)	(2.12)	$14.56	27.02%	1.07%	(0.14)%	73%	$462,781
2019	$12.32	0.01	2.33	2.34	(0.01)	(1.11)	(1.12)	$13.54	21.82%	1.07%	0.07%	68%	$450,413
2018	$13.67	0.04	0.11	0.15	(0.03)	(1.47)	(1.50)	$12.32	1.27%	1.07%	0.29%	42%	$408,562
2017	$10.84	0.02	2.98	3.00	(0.04)	(0.13)	(0.17)	$13.67	27.99%	1.08%	0.14%	54%	$437,822
2016	$12.01	0.03	(0.42)	(0.39)	(0.01)	(0.77)	(0.78)	$10.84	(3.24)%	1.08%	0.27%	57%	$387,155
I Class
2020	$13.84	—(3)	3.24	3.24	(0.03)	(2.12)	(2.15)	$14.93	27.21%	0.87%	0.06%	73%	$94,888
2019	$12.57	0.03	2.39	2.42	(0.04)	(1.11)	(1.15)	$13.84	22.04%	0.87%	0.27%	68%	$28,238
2018	$13.91	0.06	0.12	0.18	(0.05)	(1.47)	(1.52)	$12.57	1.52%	0.87%	0.49%	42%	$16,210
2017	$11.01	0.05	3.02	3.07	(0.04)	(0.13)	(0.17)	$13.91	28.25%	0.88%	0.34%	54%	$32,498
2016	$12.19	0.05	(0.42)	(0.37)	(0.04)	(0.77)	(0.81)	$11.01	(3.07)%	0.88%	0.47%	57%	$37,028
Y Class
2020	$13.93	0.03	3.26	3.29	(0.05)	(2.12)	(2.17)	$15.05	27.48%	0.72%	0.21%	73%	$167
2019	$12.65	0.01	2.43	2.44	(0.05)	(1.11)	(1.16)	$13.93	22.18%	0.72%	0.42%	68%	$299
2018	$13.98	0.08	0.12	0.20	(0.06)	(1.47)	(1.53)	$12.65	1.62%	0.72%	0.64%	42%	$7
2017(4)	$11.95	0.04	1.99	2.03	—	—	—	$13.98	16.99%	0.73%(5)	0.49%(5)	54%(6)	$6

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$13.08	(0.05)	3.03	2.98	—	(2.12)	(2.12)	$13.94	26.66%	1.32%	(0.39)%	73%	$30,537
2019	$11.96	(0.02)	2.25	2.23	—	(1.11)	(1.11)	$13.08	21.48%	1.32%	(0.18)%	68%	$26,932
2018	$13.31	—(3)	0.12	0.12	—	(1.47)	(1.47)	$11.96	1.08%	1.32%	0.04%	42%	$26,256
2017	$10.58	(0.01)	2.90	2.89	(0.03)	(0.13)	(0.16)	$13.31	27.65%	1.33%	(0.11)%	54%	$30,622
2016	$11.76	—(3)	(0.41)	(0.41)	—	(0.77)	(0.77)	$10.58	(3.52)%	1.33%	0.02%	57%	$36,382
C Class
2020	$11.00	(0.11)	2.46	2.35	—	(2.12)	(2.12)	$11.23	25.84%	2.07%	(1.14)%	73%	$5,302
2019	$10.32	(0.09)	1.88	1.79	—	(1.11)	(1.11)	$11.00	20.53%	2.07%	(0.93)%	68%	$4,960
2018	$11.77	(0.08)	0.10	0.02	—	(1.47)	(1.47)	$10.32	0.27%	2.07%	(0.71)%	42%	$4,662
2017	$9.42	(0.09)	2.58	2.49	(0.01)	(0.13)	(0.14)	$11.77	26.77%	2.08%	(0.86)%	54%	$5,977
2016	$10.63	(0.07)	(0.37)	(0.44)	—	(0.77)	(0.77)	$9.42	(4.23)%	2.08%	(0.73)%	57%	$6,872
R Class
2020	$12.80	(0.07)	2.94	2.87	—	(2.12)	(2.12)	$13.55	26.34%	1.57%	(0.64)%	73%	$8,931
2019	$11.75	(0.05)	2.21	2.16	—	(1.11)	(1.11)	$12.80	21.24%	1.57%	(0.43)%	68%	$7,448
2018	$13.14	(0.03)	0.11	0.08	—	(1.47)	(1.47)	$11.75	0.75%	1.57%	(0.21)%	42%	$6,995
2017	$10.47	(0.04)	2.86	2.82	(0.02)	(0.13)	(0.15)	$13.14	27.29%	1.58%	(0.36)%	54%	$7,925
2016	$11.67	(0.03)	(0.40)	(0.43)	—	(0.77)	(0.77)	$10.47	(3.73)%	1.58%	(0.23)%	57%	$7,007

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2020	$13.84	0.01	3.23	3.24	(0.03)	(2.12)	(2.15)	$14.93	27.21%	0.87%	0.06%	73%	$9
2019	$12.57	0.03	2.39	2.42	(0.04)	(1.11)	(1.15)	$13.84	22.04%	0.87%	0.27%	68%	$7
2018	$13.90	0.06	0.12	0.18	(0.04)	(1.47)	(1.51)	$12.57	1.52%	0.87%	0.49%	42%	$6
2017(4)	$11.90	0.03	1.97	2.00	—	—	—	$13.90	16.81%	0.88%(5)	0.34%(5)	54%(6)	$6
R6 Class
2020	$13.92	0.03	3.25	3.28	(0.05)	(2.12)	(2.17)	$15.03	27.44%	0.72%	0.21%	73%	$90,433
2019	$12.63	0.05	2.40	2.45	(0.05)	(1.11)	(1.16)	$13.92	22.30%	0.72%	0.42%	68%	$65,850
2018	$13.98	0.09	0.10	0.19	(0.07)	(1.47)	(1.54)	$12.63	1.58%	0.72%	0.64%	42%	$48,147
2017	$11.05	0.05	3.05	3.10	(0.04)	(0.13)	(0.17)	$13.98	28.46%	0.73%	0.49%	54%	$37,248
2016	$12.23	0.07	(0.43)	(0.36)	(0.05)	(0.77)	(0.82)	$11.05	(2.91)%	0.73%	0.62%	57%	$16,508

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)April 10, 2017 (commencement of sale) through November 30, 2017.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused Global Growth Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Focused Global Growth Fund of the American Century World Mutual Funds, Inc. as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None
27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In
30

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services
31

provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels
32

involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.
Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2020.

For corporate taxpayers, the fund hereby designates $310,524, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $99,545,250 or up to the maximum amount allowable, as long-term capital gains distributions (20% rate gain distributions) for the fiscal year ended November 30, 2020.

The fund hereby designates $2,114,687 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2020.

The fund utilized earnings and profits of $13,838,904 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

35

Notes

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91028 2101

Annual Report

November 30, 2020

Focused International Growth Fund
Investor Class (AFCNX)
I Class (AFCSX)
A Class (AFCLX)
C Class (AFCHX)
R Class (AFCWX)
R6 Class (AFCMX)
G Class (AFCGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Recovered from Pandemic-Fueled Sell-Off

In late 2019, broad market sentiment was generally upbeat. Dovish central banks in developed markets, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most economic activity and triggering a deep global recession. Global stocks sold off sharply amid a widespread flight to safety. Quick and aggressive action from the Federal Reserve and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of November, most data suggested economies were recovering. But at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures that threatened the economic recovery.

Overall, global stocks overcame the effects of the early 2020 sell-off to deliver solid gains for the 12-month period. Emerging markets stocks rallied and outperformed developed markets stocks, while growth stocks significantly outpaced value stocks worldwide.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is now approved and in limited distribution, and medical professionals continue to develop better treatment protocols. Until the vaccine is widely available, investors likely will face periods of outbreak-related disruptions, economic uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AFCNX	31.15%	14.78%	3/29/16
MSCI ACWI ex-U.S. Index	—	9.52%	8.83%	—
I Class	AFCSX	31.39%	15.01%	3/29/16
A Class	AFCLX			3/29/16
No sales charge		30.78%	14.49%
With sales charge		23.27%	13.05%
C Class	AFCHX	29.84%	13.65%	3/29/16
R Class	AFCWX	30.47%	14.21%	3/29/16
R6 Class	AFCMX	31.61%	15.18%	3/29/16
G Class	AFCGX	32.75%	26.93%	4/1/19
G Class returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made March 29, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2020
Investor Class — $19,055

MSCI ACWI ex-U.S. Index — $14,855

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class	G Class
1.10%	0.90%	1.35%	2.10%	1.60%	0.75%	0.75%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Raj Gandhi and Jim Zhao
Performance Summary
Focused International Growth returned 31.15%* for the fiscal year ended November 30, 2020, outperforming its benchmark, the MSCI ACWI ex-U.S. Index, which returned 9.52%.

Stock selection across a broad range of sectors propelled the fund’s outperformance, including information technology, financials, energy, consumer discretionary and communication services, while consumer staples holdings detracted. From a geographic perspective, Japan-based and European holdings contributed to returns.

The COVID-19 pandemic precipitated a health and economic crisis that plunged non-U.S. equities into bear market territory in the first quarter of 2020 as global supply chains were disrupted and lockdowns brought global demand to a halt. Our focus on firms with sustainable growth tied to company-specific structural or secular drivers rather than those levered to the economic cycle helped the portfolio weather the downturn. Stocks roared back amid record amounts of fiscal and monetary stimulus and earnings results that exceeded overly pessimistic expectations. Volatility persisted in the second half of the year, albeit less extreme, as the global economy recovered amid concerns about a second wave of the pandemic and the U.S. elections. Toward the end of the reporting period, progress on multiple coronavirus vaccines fueled investor optimism over the potential for a return to more normal economic activity in 2021 and drove strong gains among non-U.S. equities.

Stock Selection Key to Outperformance

A diverse array of information technology holdings fueled the fund’s outperformance. Payment processor Adyen gained on strong earnings amid the acceleration of beneficial trends, such as the shift from cash to card payments and the rise of online shopping. Factory automation specialist Keyence outperformed driven by increased demand for factory automation solutions supported by the need for improved efficiency and productivity. Cellular components supplier Murata Manufacturing saw strong order growth driven by demand for 5G.

Among financials, our disciplined selection process resulted in an underweight position relative to the benchmark in banks, which proved beneficial as low interest rates constrained banks’ earnings and hampered stock performance. In addition, several portfolio holdings outperformed, including London Stock Exchange Group, which is transitioning to a subscription-based data service business model, and Partners Group Holding, which continued to see increased investment returns.

Our focus on sustainable earnings growth also kept us away from most traditional oil and gas energy stocks. However, our selective investment in Neste, a leading producer of renewable diesel and jet fuel, ranked among the top individual contributors to performance. The stock advanced on strong growth in demand for renewable diesel. Neste’s proprietary technology allows for a variety of inputs, including animal waste, and results in transportation fuel that produces 90% less carbon dioxide emissions than traditional diesel.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Retailers Magazine Luiza and ASOS drove much of the fund’s consumer discretionary contribution. Magazine Luiza has excelled at integrating e-commerce into its existing store network, and the company experienced accelerating revenue and earnings growth driven by its e-commerce division, Magalu. The stock of ASOS also advanced sharply, propelled by strong reported results. The online apparel retailer benefited from improved consumer spending trends and the ongoing shift to online shopping. Sales increased amid higher demand, and profitability improved with a lower rate of returned orders.

Among communication services stocks, Cellnex Telecom showed significant strength. Substantial cell tower acquisition activity drove large increases in the firm’s revenue and earnings. Cellnex also saw robust customer activity with a rise in sites and new tenants in all its regions.

Notable individual contributors included Lonza Group, a contract manufacturer of drugs and specialty ingredients for the pharmaceuticals and biotechnology industries. The company reported strong results driven by continued demand for outsourced manufacturing services by pharmaceuticals and biotechnology firms. In addition, the stock reacted positively to Lonza’s deal to manufacture the majority of Moderna’s COVID-19 vaccine.

On the downside, Melrose Industries detracted from the fund’s performance. The turnaround specialist’s stock fell on significant weakness in the automotive and aerospace markets. A highly leveraged balance sheet raised potential liquidity concerns, and extreme end-market demand pressures reduced prospects for near-term earnings growth from synergies related to its acquisition of GKN. We sold the stock.

Portfolio Positioning
We remain committed to our disciplined, bottom-up process of identifying companies exhibiting accelerating, sustainable growth. This year has been volatile and one where we have had multiple pivots in our outlook due to COVID-19. While uncertainties remain over the current surge in coronavirus cases and additional lockdowns, we believe the efficacy and delivery of vaccines is a game-changer. In addition, other factors that weighed on sentiment simultaneously improved, including Brexit and the U.S. election. We think the distribution of the vaccine coupled with the massive amounts of fiscal and monetary stimulus could lead to a strong, synchronized global earnings recovery that is not fully reflected in analysts’ expectations. We continue to maintain exposure to companies benefiting from strong secular trends such as renewable energy and 5G that could accelerate with economic improvement. However, we expect to see a change in earnings leadership and have added to several names that should benefit from economic reopening and cyclical improvement. Information technology remains the fund’s largest overweight and is broadly diversified with exposure to different end markets, including 5G, automobiles, factory automation and digital solutions. The fund is also overweight to industrials with holdings that are exposed to cyclical improvement coupled with a strong competitive or structural advantage. Our bottom-up stock selection resulted in no exposure to consumer staples by the end of the reporting period.

Europe continues to be the fund’s largest regional exposure. The European Union’s 750 billion euro recovery plan represented a first-of-its-kind undertaking that could mean improved coordination of fiscal measures, central bank policy and debt across member states. In our view, such coordination, if successful, could potentially help Europe outperform other developed markets. We remain underweight to Japan and Asia in general.
6

Fund Characteristics

NOVEMBER 30, 2020
Top Ten Holdings	% of net assets
Taiwan Semiconductor Manufacturing Co. Ltd.	3.8%
Schneider Electric SE	3.0%
Infineon Technologies AG	3.0%
Murata Manufacturing Co. Ltd.	2.8%
Cellnex Telecom SA	2.8%
Adyen NV	2.8%
Recruit Holdings Co. Ltd.	2.7%
Tencent Holdings Ltd.	2.5%
Neste Oyj	2.5%
Capgemini SE	2.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	95.2%
Temporary Cash Investments	4.4%
Temporary Cash Investments - Securities Lending Collateral	2.4%
Other Assets and Liabilities	(2.0)%

Investments by Country	% of net assets
France	21.4%
Japan	12.3%
China	8.0%
United Kingdom	7.6%
Germany	7.4%
Spain	5.9%
Sweden	4.4%
Switzerland	4.2%
Taiwan	3.8%
Hong Kong	3.7%
Denmark	3.6%
Netherlands	2.8%
Finland	2.5%
India	2.1%
Australia	2.0%
Other Countries	3.5%
Cash and Equivalents*	4.8%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Expenses Paid During Period(1) 6/1/20 - 11/30/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,332.40	$6.59	1.13%
I Class	$1,000	$1,333.80	$5.43	0.93%
A Class	$1,000	$1,330.60	$8.04	1.38%
C Class	$1,000	$1,326.50	$12.39	2.13%
R Class	$1,000	$1,328.60	$9.49	1.63%
R6 Class	$1,000	$1,334.10	$4.55	0.78%
G Class	$1,000	$1,340.80	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,019.35	$5.70	1.13%
I Class	$1,000	$1,020.35	$4.70	0.93%
A Class	$1,000	$1,018.10	$6.96	1.38%
C Class	$1,000	$1,014.35	$10.73	2.13%
R Class	$1,000	$1,016.85	$8.22	1.63%
R6 Class	$1,000	$1,021.10	$3.94	0.78%
G Class	$1,000	$1,025.00	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

9

Schedule of Investments

NOVEMBER 30, 2020

	Shares	Value
COMMON STOCKS — 95.2%
Australia — 2.0%
CSL Ltd.	1,910	$417,207
Brazil — 1.6%
Magazine Luiza SA	78,164	341,112
Canada — 1.9%
Element Fleet Management Corp.	38,180	388,356
China — 8.0%
Alibaba Group Holding Ltd., ADR(1)	1,790	471,414
ANTA Sports Products Ltd.	23,000	313,801
GDS Holdings Ltd., ADR(1)	3,800	342,114
Tencent Holdings Ltd.	7,200	524,095
		1,651,424
Denmark — 3.6%
DSV Panalpina A/S	2,290	360,498
Novo Nordisk A/S, B Shares	5,700	382,821
		743,319
Finland — 2.5%
Neste Oyj	7,830	522,023
France — 21.4%
Air Liquide SA	2,170	355,317
Arkema SA	2,300	267,457
Capgemini SE	3,650	504,441
Dassault Systemes SE	1,740	320,852
Edenred	7,160	408,329
LVMH Moet Hennessy Louis Vuitton SE	810	464,736
Safran SA(1)	3,300	479,277
Schneider Electric SE	4,540	629,806
Teleperformance	1,480	491,881
Valeo SA	12,990	501,281
		4,423,377
Germany — 7.4%
Infineon Technologies AG	17,415	612,157
Knorr-Bremse AG	3,831	489,821
Puma SE(1)	4,340	431,067
		1,533,045
Hong Kong — 3.7%
AIA Group Ltd.	30,000	327,691
Techtronic Industries Co. Ltd.	33,500	430,238
		757,929
India — 2.1%
HDFC Bank Ltd., ADR(1)	6,280	433,320
Japan — 12.3%
Keyence Corp.	900	457,435
MonotaRO Co. Ltd.	5,600	341,387
Murata Manufacturing Co. Ltd.	6,700	587,584
Olympus Corp.	16,300	353,929
Pan Pacific International Holdings Corp.	11,100	262,922
10

	Shares	Value
Recruit Holdings Co. Ltd.	13,100	$548,964
		2,552,221
Netherlands — 2.8%
Adyen NV(1)	299	570,354
Spain — 5.9%
CaixaBank SA	77,580	197,970
Cellnex Telecom SA	9,264	583,457
Iberdrola SA	32,864	447,849
		1,229,276
Sweden — 4.4%
Hexagon AB, B Shares(1)(2)	5,740	475,231
Telefonaktiebolaget LM Ericsson, B Shares	36,310	442,987
		918,218
Switzerland — 4.2%
Lonza Group AG	720	450,779
Partners Group Holding AG	390	415,530
		866,309
Taiwan — 3.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	46,000	776,945
United Kingdom — 7.6%
ASOS plc(1)	5,270	325,050
AstraZeneca plc	3,960	414,904
London Stock Exchange Group plc	3,900	420,818
Whitbread plc(1)	10,410	421,511
		1,582,283
TOTAL COMMON STOCKS (Cost $12,566,570)		19,706,718
TEMPORARY CASH INVESTMENTS — 4.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.625% - 1.375%, 1/31/25 - 5/15/30, valued at $435,629), in a joint trading account at 0.06%, dated 11/30/20, due 12/1/20 (Delivery value $426,689)		426,688
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625%, 5/15/30, valued at $488,664), at 0.07%, dated 11/30/20, due 12/1/20 (Delivery value $479,001)		479,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	22	22
TOTAL TEMPORARY CASH INVESTMENTS (Cost $905,710)		905,710
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 2.4%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $495,908)	495,908	495,908
TOTAL INVESTMENT SECURITIES — 102.0% (Cost $13,968,188)		21,108,336
OTHER ASSETS AND LIABILITIES — (2.0)%		(410,994)
TOTAL NET ASSETS — 100.0%		$20,697,342

11

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	26.6%
Industrials	18.2%
Consumer Discretionary	17.1%
Financials	10.5%
Health Care	9.8%
Communication Services	5.3%
Materials	3.0%
Energy	2.5%
Utilities	2.2%
Cash and Equivalents*	4.8%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $469,767. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $495,908.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

NOVEMBER 30, 2020
Assets
Investment securities, at value (cost of $13,472,280) — including $469,767 of securities on loan	$20,612,428
Investment made with cash collateral received for securities on loan, at value (cost of $495,908)	495,908
Total investment securities, at value (cost of $13,968,188)	21,108,336
Foreign currency holdings, at value (cost of $4,289)	4,275
Receivable for capital shares sold	76,586
Dividends and interest receivable	18,543
Securities lending receivable	21
21,207,761

Liabilities
Payable for collateral received for securities on loan	495,908
Payable for capital shares redeemed	1,000
Accrued management fees	12,959
Distribution and service fees payable	552
510,419

Net Assets	$20,697,342

Net Assets Consist of:
Capital (par value and paid-in surplus)	$13,636,883
Distributable earnings	7,060,459
$20,697,342

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$9,749,276	535,589	$18.20
I Class, $0.01 Par Value	$5,584,687	305,231	$18.30
A Class, $0.01 Par Value	$85,106	4,709	$18.07*
C Class, $0.01 Par Value	$49,388	2,808	$17.59
R Class, $0.01 Par Value	$683,310	38,065	$17.95
R6 Class, $0.01 Par Value	$189,646	10,322	$18.37
G Class, $0.01 Par Value	$4,355,929	233,617	$18.65
*Maximum offering price $19.17 (net asset value divided by 0.9425).

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED NOVEMBER 30, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $21,108)	$170,925
Interest	1,905
Securities lending, net	860
173,690

Expenses:
Management fees	170,150
Distribution and service fees:
A Class	2,023
C Class	7,752
R Class	2,946
Directors' fees and expenses	494
Other expenses	112
183,477
Fees waived - G Class	(22,851)
160,626

Net investment income (loss)	13,064

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(47,774)
Foreign currency translation transactions	(4,927)
(52,701)

Change in net unrealized appreciation (depreciation) on:
Investments	4,859,802
Translation of assets and liabilities in foreign currencies	1,862
4,861,664

Net realized and unrealized gain (loss)	4,808,963

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,822,027

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2020 AND NOVEMBER 30, 2019
Increase (Decrease) in Net Assets	November 30, 2020	November 30, 2019
Operations
Net investment income (loss)	$13,064	$5,355
Net realized gain (loss)	(52,701)	603,228
Change in net unrealized appreciation (depreciation)	4,861,664	1,322,654
Net increase (decrease) in net assets resulting from operations	4,822,027	1,931,237

Distributions to Shareholders
From earnings:
Investor Class	(231,555)	(31,989)
I Class	(86,412)	(5,626)
A Class	(26,816)	(3,404)
C Class	(26,219)	—
R Class	(16,491)	(167)
R6 Class	(5,882)	(2,051)
G Class	(46,910)	—
Decrease in net assets from distributions	(440,285)	(43,237)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	3,612,428	823,591

Net increase (decrease) in net assets	7,994,170	2,711,591

Net Assets
Beginning of period	12,703,172	9,991,581
End of period	$20,697,342	$12,703,172

See Notes to Financial Statements.
15

Notes to Financial Statements

NOVEMBER 30, 2020

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on April 1, 2019.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$495,908	—	—	—	$495,908
Gross amount of recognized liabilities for securities lending transactions					$495,908

(1) Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

18

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. Effective August 1, 2020, the investment advisor decreased the annual management fee by 0.14%.

The annual management fee and the effective annual management fee for each class for the period ended November 30, 2020 are as follows:

	Annual Management Fee*	Effective Annual Management Fee
Investor Class	1.09%	1.18%
I Class	0.89%	0.98%
A Class	1.09%	1.18%
C Class	1.09%	1.18%
R Class	1.09%	1.18%
R6 Class	0.74%	0.83%
G Class	0.00%(1)	0.00%(2)
*Prior to August 1, 2020, the annual management fee was 1.23% for the Investor Class, A Class, C Class and R Class, 1.03% for the I Class and 0.88% for the R6 and G Class.

(1)Annual management fee before waiver was 0.74%.
(2)Effective annual management fee before waiver was 0.83%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2020 were $16,851,254 and $14,153,117, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2020		Year ended November 30, 2019(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	444,978	$6,842,135	181,700	$2,441,852
Issued in reinvestment of distributions	16,376	229,083	2,828	31,989
Redeemed	(391,362)	(5,932,032)	(237,365)	(3,054,194)
	69,992	1,139,186	(52,837)	(580,353)
I Class/Shares Authorized	30,000,000		30,000,000
Sold	360,602	5,962,098	145,088	2,001,579
Issued in reinvestment of distributions	6,159	86,412	497	5,626
Redeemed	(242,553)	(3,916,623)	(29,472)	(392,509)
	124,208	2,131,887	116,113	1,614,696
A Class/Shares Authorized	30,000,000		30,000,000
Sold	3,159	53,590	—	—
Issued in reinvestment of distributions	1,925	26,816	301	3,404
Redeemed	(57,907)	(1,014,907)	(45,299)	(601,599)
	(52,823)	(934,501)	(44,998)	(598,195)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	2,105	31,528	970	13,149
Issued in reinvestment of distributions	1,921	26,219	—	—
Redeemed	(57,410)	(979,320)	(44,793)	(585,022)
	(53,384)	(921,573)	(43,823)	(571,873)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	24,980	357,602	9,081	117,317
Issued in reinvestment of distributions	1,193	16,491	15	167
Redeemed	(21,018)	(324,511)	(10,549)	(137,759)
	5,155	49,582	(1,453)	(20,275)
R6 Class/Shares Authorized	20,000,000		20,000,000
Sold	170	2,596	1,611	19,127
Issued in reinvestment of distributions	418	5,882	181	2,051
Redeemed	(2,884)	(50,420)	(9,399)	(125,437)
	(2,296)	(41,942)	(7,607)	(104,259)
G Class/Shares Authorized	40,000,000		40,000,000
Sold	178,453	2,580,442	84,787	1,148,841
Issued in reinvestment of distributions	3,350	46,910	—	—
Redeemed	(28,318)	(437,563)	(4,655)	(64,991)
	153,485	2,189,789	80,132	1,083,850
Net increase (decrease)	244,337	$3,612,428	45,527	$823,591

(1)April 1, 2019 (commencement of sale) through November 30, 2019 for the G Class.

20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
China	$813,528	$837,896	—
India	433,320	—	—
Other Countries	—	17,621,974	—
Temporary Cash Investments	22	905,688	—
Temporary Cash Investments - Securities Lending Collateral	495,908	—	—
	$1,742,778	$19,365,558	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$83	$43,237
Long-term capital gains	$440,202	—

21

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$14,027,650
Gross tax appreciation of investments	$7,090,673
Gross tax depreciation of investments	(9,987)
Net tax appreciation (depreciation) of investments	7,080,686
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	1,070
Net tax appreciation (depreciation)	$7,081,756
Undistributed ordinary income	$8,054
Accumulated short-term capital losses	$(29,351)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$14.34	(0.01)	4.33	4.32	—	(0.46)	(0.46)	$18.20	31.15%	1.18%	(0.09)%	92%	$9,749
2019	$11.92	0.02	2.46	2.48	(0.06)	—	(0.06)	$14.34	20.96%	1.24%	0.13%	96%	$6,677
2018	$12.81	0.08	(0.97)	(0.89)	—	—	—	$11.92	(6.95)%	1.23%	0.59%	82%	$6,180
2017	$9.75	0.01	3.13	3.14	(0.08)	—	(0.08)	$12.81	32.40%	1.24%	0.14%	76%	$5,882
2016(3)	$10.00	0.04	(0.29)	(0.25)	—	—	—	$9.75	(2.50)%	1.23%(4)	0.56%(4)	47%	$2,074
I Class
2020	$14.39	0.01	4.36	4.37	—	(0.46)	(0.46)	$18.30	31.39%	0.98%	0.11%	92%	$5,585
2019	$11.96	0.02	2.49	2.51	(0.08)	—	(0.08)	$14.39	21.21%	1.04%	0.33%	96%	$2,605
2018	$12.83	0.09	(0.96)	(0.87)	—	—	—	$11.96	(6.78)%	1.03%	0.79%	82%	$776
2017	$9.76	0.05	3.11	3.16	(0.09)	—	(0.09)	$12.83	32.74%	1.04%	0.34%	76%	$777
2016(3)	$10.00	0.05	(0.29)	(0.24)	—	—	—	$9.76	(2.40)%	1.03%(4)	0.76%(4)	47%	$586
A Class
2020	$14.28	(0.04)	4.29	4.25	—	(0.46)	(0.46)	$18.07	30.78%	1.43%	(0.34)%	92%	$85
2019	$11.87	—(5)	2.44	2.44	(0.03)	—	(0.03)	$14.28	20.66%	1.49%	(0.12)%	96%	$822
2018	$12.79	0.03	(0.95)	(0.92)	—	—	—	$11.87	(7.19)%	1.48%	0.34%	82%	$1,217
2017	$9.73	(0.01)	3.12	3.11	(0.05)	—	(0.05)	$12.79	32.13%	1.49%	(0.11)%	76%	$1,295
2016(3)	$10.00	0.02	(0.29)	(0.27)	—	—	—	$9.73	(2.70)%	1.48%(4)	0.31%(4)	47%	$978

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2020	$14.01	(0.14)	4.18	4.04	—	(0.46)	(0.46)	$17.59	29.84%	2.18%	(1.09)%	92%	$49
2019	$11.70	(0.09)	2.40	2.31	—	—	—	$14.01	19.85%	2.24%	(0.87)%	96%	$787
2018	$12.70	(0.07)	(0.93)	(1.00)	—	—	—	$11.70	(7.95)%	2.23%	(0.41)%	82%	$1,170
2017	$9.68	(0.09)	3.11	3.02	—	—	—	$12.70	31.20%	2.24%	(0.86)%	76%	$1,270
2016(3)	$10.00	(0.03)	(0.29)	(0.32)	—	—	—	$9.68	(3.20)%	2.23%(4)	(0.44)%(4)	47%	$968
R Class
2020	$14.22	(0.08)	4.27	4.19	—	(0.46)	(0.46)	$17.95	30.47%	1.68%	(0.59)%	92%	$683
2019	$11.82	(0.04)	2.44	2.40	—(5)	—	—(5)	$14.22	20.36%	1.74%	(0.37)%	96%	$468
2018	$12.77	—(5)	(0.95)	(0.95)	—	—	—	$11.82	(7.44)%	1.73%	0.09%	82%	$406
2017	$9.72	(0.04)	3.12	3.08	(0.03)	—	(0.03)	$12.77	31.73%	1.74%	(0.36)%	76%	$298
2016(3)	$10.00	—(5)	(0.28)	(0.28)	—	—	—	$9.72	(2.80)%	1.73%(4)	0.06%(4)	47%	$196
R6 Class
2020	$14.42	0.05	4.36	4.41	—	(0.46)	(0.46)	$18.37	31.61%	0.83%	0.26%	92%	$190
2019	$11.99	0.08	2.45	2.53	(0.10)	—	(0.10)	$14.42	21.34%	0.89%	0.48%	96%	$182
2018	$12.84	0.11	(0.96)	(0.85)	—	—	—	$11.99	(6.62)%	0.88%	0.94%	82%	$242
2017	$9.77	0.06	3.12	3.18	(0.11)	—	(0.11)	$12.84	32.90%	0.89%	0.49%	76%	$260
2016(3)	$10.00	0.06	(0.29)	(0.23)	—	—	—	$9.77	(2.30)%	0.88%(4)	0.91%(4)	47%	$195
G Class
2020	$14.51	0.17	4.43	4.60	—	(0.46)	(0.46)	$18.65	32.75%	0.00%(6)	1.09%(6)	92%	$4,356
2019(7)	$12.94	0.12	1.45	1.57	—	—	—	$14.51	12.13%	0.01%(4)(8)	1.29%(4)(8)	96%(9)	$1,163

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)March 29, 2016 (fund inception) through November 30, 2016.
(4)Annualized.
(5)Per-share amount was less than $0.005.
(6)The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.83% and 0.26%, respectively.
(7)April 1, 2019 (commencement of sale) through November 30, 2019.
(8)The annualized ratio of operating expenses to average net assets before expense waiver and the annualized ratio of net investment income (loss) to average net assets before expense waiver was 0.89% and 0.41%, respectively.
(9)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2019.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused International Growth Fund (the "Fund"), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the years ended November 30, 2020, 2019, 2018, 2017 and for the period March 29, 2016 (fund inception) through November 30, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Focused International Growth Fund of the American Century World Mutual Funds, Inc. as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years ended November 30, 2020, 2019, 2018, 2017 and for the period March 29, 2016 (fund inception) through November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2021
We have served as the auditor of one or more American Century investment companies since 1997.
26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None
27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In
30

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services
31

provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe
32

and was within the range of its peer expense group. The Board and the Advisor agreed to a permanent change to the Fund's fee schedule that should have the effect of lowering the Fund's annual unified management fee by approximately 0.14% (e.g., the Investor Class unified fee will be reduced from 1.23% to 1.09%), beginning August 1, 2020. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.
34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2020.

The fund hereby designates $440,202 or up to the maximum amount allowable, as long-term capital gains distributions (20% rate gain distributions) for the fiscal year ended November 30, 2020.

For the fiscal year ended November 30, 2020, the fund intends to pass through to shareholders foreign source income of $192,034 and foreign taxes paid of $21,106 or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2020 are $0.1699 and $0.0187, respectively.

35

Notes

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91034 2101

Annual Report

November 30, 2020

Global Small Cap Fund
Investor Class (AGCVX)
I Class (AGCSX)
A Class (AGCLX)
C Class (AGCHX)
R Class (AGCWX)
R6 Class (AGCTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Recovered from Pandemic-Fueled Sell-Off

In late 2019, broad market sentiment was generally upbeat. Dovish central banks in developed markets, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most economic activity and triggering a deep global recession. Global stocks sold off sharply amid a widespread flight to safety. Quick and aggressive action from the Federal Reserve and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of November, most data suggested economies were recovering. But at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures that threatened the economic recovery.

Overall, global stocks overcame the effects of the early 2020 sell-off to deliver solid gains for the 12-month period. Emerging markets stocks rallied and outperformed developed markets stocks, while growth stocks significantly outpaced value stocks worldwide.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is now approved and in limited distribution, and medical professionals continue to develop better treatment protocols. Until the vaccine is widely available, investors likely will face periods of outbreak-related disruptions, economic uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AGCVX	40.28%	20.39%	3/29/16
MSCI ACWI Small Cap Index	—	12.34%	10.62%	—
I Class	AGCSX	40.62%	20.64%	3/29/16
A Class	AGCLX			3/29/16
No sales charge		39.95%	20.09%
With sales charge		31.86%	18.58%
C Class	AGCHX	38.88%	19.20%	3/29/16
R Class	AGCWX	39.52%	19.79%	3/29/16
R6 Class	AGCTX	40.75%	20.82%	3/29/16
Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made March 29, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2020
Investor Class — $23,817

MSCI ACWI Small Cap Index — $16,035

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.11%	0.91%	1.36%	2.11%	1.61%	0.76%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Trevor Gurwich and Federico Laffan

Performance Summary

Global Small Cap returned 40.28%* for the 12-month period ended November 30, 2020, outperforming its benchmark, the MSCI ACWI Small Cap Index, which returned 12.34%.

Global small-cap stocks delivered solid returns for the 12-month period despite heightened volatility. Stocks started out the period with strength, as positive earnings and hopes for a U.S.-China trade deal drove valuations higher in the fourth quarter of 2019. The market then sold off sharply in the first quarter of 2020 after the coronavirus pandemic that started in China spread worldwide, leading to lockdown measures that sharply curtailed economic growth. Stocks rebounded strongly in the second quarter, supported by central bank and government stimulus measures, easing lockdown measures and hopes for an economic recovery. Stocks extended these gains into the third quarter, aided by signs of improving economic growth in most countries. However, a late fall resurgence in the virus, especially in Europe and the U.S., led to new lockdown measures as well as renewed economic uncertainty and market volatility. Nonetheless, stocks ended the 12-month period on a positive note as progress toward a COVID-19 vaccine raised hopes for a return to normal economic activity in 2021.

The fund delivered very strong returns for the 12 months, driven by stock selection across most sectors. Stock selection in energy detracted modestly from relative performance, however. From a geographic standpoint, stock selection in the U.S. was a strong contributor to relative outperformance, while an overweight and stock selection in Indonesia, where Bank BTPN Syariah was our only investment, detracted.

China-Based Property Manager was a Top Contributor

China-based property manager A-Living Smart City Services was a top contributor to relative outperformance. The stock surged higher in the second quarter of 2020, lifted by hopes for economic recovery after the Chinese government lifted virus-related lockdown orders. We liquidated our holdings after this period of outperformance, as we looked for stocks with more earnings acceleration upside tied to a potential global economic recovery in 2021.

HelloFresh was another top contributor. It benefited from robust demand for its home-delivered meal preparation kits, which were popular with consumers during the lockdowns. Growth in the digital economy also fueled strong stock performance for Teladoc Health, a U.S.-based company that provides on-demand health care consultations through phone calls and videoconferencing. The company reported increased new customer volumes as more people adopted its service, especially during the pandemic. We exited our positions in both stocks following their strong performance and reallocated the proceeds into investments that we believe have more attractive risk/reward potential.

As a small-cap fund, we occasionally invest in initial public offerings (IPOs) if we believe they will deliver accelerating and sustainable earnings growth. During the period, our IPOs contributed positively to relative performance.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Pandemic Pressured U.S.-Based Clothing Retailer

Pandemic-related economic pressures took a toll on several other holdings that were relative detractors for the period. These included Boot Barn Holdings, a U.S.-based retailer of Western wear and workwear that struggled in a difficult retailing environment. The stock fell sharply in March after the company reported disappointing earnings and guidance due to the coronavirus-related store closures. Given uncertainty for revenues, we liquidated our holdings. The difficult retailing environment also created challenges for Essential Properties Realty Trust, a U.S.-based real estate investment trust that focuses on single-tenant retail properties. The stock declined in the first half of 2020 on concerns that pandemic-related store lockdowns would lead to retailer delinquencies and bankruptcies. We exited the position given the difficult environment for retail real estate. Outside the U.S., Bank BTPN Syariah was a prominent detractor. This Indonesia-based bank faced an uncertain near-term business outlook and loan quality concerns due to COVID-19. We liquidated our holdings in the second quarter.

Outlook

While we recognize near-term economic uncertainty due to COVID-19, we believe the approval and effective distribution of a vaccine could spur a revival in economic growth in 2021. We also believe valuations remain attractive relative to large caps. Nonetheless, we remain selective as we focus on stocks with long-term drivers for earnings growth.

We continue to find opportunities in consumer discretionary stocks, where we have focused on companies we believe are inflecting positively and have sustainable earnings growth. We added to our consumer discretionary weighting, moving to a sizable overweight, as we favored companies we believe may benefit from long-term secular trends or the potential lifting of social distancing restrictions in 2021. Information technology also remains a prominent weighting, as we continue to find opportunities in companies tied to the digital economy. These include a broad range of information technology holdings, including IT services, software and semiconductors. We have also found opportunities supported by growth in e-commerce, cloud computing, software as a service and 5G network build-out. Our bottom-up focus on identifying earnings acceleration led to an increased weighting in industrials, a sector exposed to economic recovery. By contrast, stock selection led to underweights in real estate and health care, as we found fewer compelling risk/reward opportunities in those sectors.

From a regional standpoint, stock selection led to overweights in North America, notably the U.S., and Europe. The fund remains underweight in Asia, especially in Japan, and in the emerging markets, where we have found fewer companies in the region that we believe offer the potential for accelerating earnings growth.

6

Fund Characteristics

NOVEMBER 30, 2020
Top Ten Holdings	% of net assets
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1.5%
Capri Holdings Ltd.	1.4%
Metso Outotec Oyj	1.3%
Kornit Digital Ltd.	1.3%
flatexDEGIRO AG	1.3%
China Yongda Automobiles Services Holdings Ltd.	1.3%
R1 RCM, Inc.	1.2%
Zeon Corp.	1.2%
Global Medical REIT, Inc.	1.1%
Brunswick Corp.	1.1%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	53.3%
Foreign Common Stocks	44.3%
Exchange-Traded Funds	1.5%
Total Equity Exposure	99.1%
Temporary Cash Investments	0.6%
Temporary Cash Investments - Securities Lending Collateral	0.8%
Other Assets and Liabilities	(0.5)%

Investments by Country	% of net assets
United States	53.3%
Sweden	6.6%
Canada	6.2%
United Kingdom	4.5%
Japan	4.1%
Brazil	2.6%
Israel	2.4%
Taiwan	2.3%
Netherlands	2.3%
Germany	2.0%
Finland	2.0%
Other Countries	9.3%
Exchange-Traded Funds	1.5%
Cash and Equivalents*	0.9%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Expenses Paid During Period(1) 6/1/20 - 11/30/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,331.90	$7.17	1.23%
I Class	$1,000	$1,333.10	$6.01	1.03%
A Class	$1,000	$1,329.70	$8.62	1.48%
C Class	$1,000	$1,325.40	$12.96	2.23%
R Class	$1,000	$1,328.40	$10.07	1.73%
R6 Class	$1,000	$1,334.00	$5.13	0.88%
Hypothetical
Investor Class	$1,000	$1,018.85	$6.21	1.23%
I Class	$1,000	$1,019.85	$5.20	1.03%
A Class	$1,000	$1,017.60	$7.47	1.48%
C Class	$1,000	$1,013.85	$11.23	2.23%
R Class	$1,000	$1,016.35	$8.72	1.73%
R6 Class	$1,000	$1,020.60	$4.45	0.88%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2020

	Shares	Value
COMMON STOCKS — 97.6%
Australia — 1.9%
Breville Group Ltd.	10,281	$181,938
NEXTDC Ltd.(1)	37,622	311,060
Seven Group Holdings Ltd.(2)	26,597	430,032
		923,030
Belgium — 0.9%
Melexis NV	4,653	444,271
Brazil — 2.6%
Locaweb Servicos de Internet SA(1)	24,100	296,763
Pet Center Comercio e Participacoes SA(1)	82,883	291,314
Randon SA Implementos e Participacoes, Preference Shares	161,300	439,575
TOTVS SA	40,300	206,111
		1,233,763
Canada — 6.2%
BRP, Inc.	3,948	225,231
CAE, Inc.	10,516	254,418
Capstone Mining Corp.(1)	198,975	301,826
Colliers International Group, Inc.	4,084	364,280
ECN Capital Corp.	85,619	398,197
FirstService Corp.	2,924	398,783
Innergex Renewable Energy, Inc.	13,809	273,267
Jamieson Wellness, Inc.	6,133	169,912
Kinaxis, Inc.(1)	1,042	157,090
TFI International, Inc.	8,644	438,623
		2,981,627
China — 1.5%
China Yongda Automobiles Services Holdings Ltd.	355,000	607,764
Times Neighborhood Holdings Ltd.	119,000	118,322
		726,086
Denmark — 0.3%
Pandora A/S	1,268	126,558
Finland — 2.0%
Huhtamaki Oyj	6,013	301,792
Metso Outotec Oyj	71,892	641,909
		943,701
France — 0.9%
SOITEC(1)	2,569	447,584
Germany — 2.0%
flatexDEGIRO AG(1)	9,322	622,422
Hypoport SE(1)	612	321,505
		943,927
Hong Kong — 0.8%
Minth Group Ltd.	80,000	398,237
Israel — 2.4%
Kornit Digital Ltd.(1)	7,465	629,822
Nova Measuring Instruments Ltd.(1)	7,923	511,350
		1,141,172
10

	Shares	Value
Japan — 4.1%
Anritsu Corp.	9,600	$219,281
Kobe Bussan Co. Ltd.	7,700	268,796
Menicon Co. Ltd.	4,700	292,308
Nippon Gas Co. Ltd.	6,700	337,118
SHIFT, Inc.(1)	2,100	311,829
Zeon Corp.	44,700	553,256
		1,982,588
Netherlands — 2.3%
ASM International NV	1,350	237,701
Basic-Fit NV(1)(2)	9,722	353,203
Corbion NV	4,524	233,729
IMCD NV	2,040	254,931
		1,079,564
Norway — 1.7%
Bakkafrost P/F(1)	5,207	325,102
LINK Mobility Group Holding ASA(1)	40,421	227,189
NEL ASA(1)	102,726	282,530
		834,821
South Korea — 0.8%
SK Materials Co. Ltd.	1,592	374,273
Sweden — 6.6%
Beijer Ref AB	7,741	265,837
BHG Group AB(1)	15,504	284,122
Lifco AB, B Shares	4,286	350,082
Lindab International AB	17,795	309,195
MIPS AB	2,623	131,553
Nordic Entertainment Group AB, B Shares(1)	6,583	327,401
Samhallsbyggnadsbolaget i Norden AB(2)	139,380	472,865
Sinch AB(1)	2,511	328,782
Stillfront Group AB(1)	3,399	390,155
Trelleborg AB, B Shares(1)	14,008	289,185
		3,149,177
Switzerland — 0.5%
SIG Combibloc Group AG(1)	10,256	235,960
Taiwan — 2.3%
Accton Technology Corp.	27,000	226,807
Airtac International Group	17,000	495,760
Alchip Technologies Ltd.	17,000	399,358
		1,121,925
United Kingdom — 4.5%
ASOS plc(1)	3,584	221,058
boohoo Group plc(1)	54,986	230,885
Electrocomponents plc	38,351	412,575
Fevertree Drinks plc	6,696	206,210
Games Workshop Group plc	2,277	298,684
Howden Joinery Group plc(1)	31,553	264,626
Weir Group plc (The)(1)	22,938	510,382
		2,144,420
United States — 53.3%
Allegro MicroSystems, Inc.(1)	11,842	283,616
American Woodmark Corp.(1)	2,398	209,849
11

	Shares	Value
AMN Healthcare Services, Inc.(1)	5,052	$329,188
Applied Industrial Technologies, Inc.	2,875	225,486
ArcBest Corp.	6,530	273,672
Avalara, Inc.(1)	1,491	256,079
Axogen, Inc.(1)	7,992	114,206
Bloomin' Brands, Inc.	19,622	343,385
Brinker International, Inc.	6,696	335,537
Brunswick Corp.	6,944	518,300
Builders FirstSource, Inc.(1)	10,446	390,785
Callaway Golf Co.	23,873	507,301
Cannae Holdings, Inc.(1)	8,490	334,676
Capri Holdings Ltd.(1)	18,806	665,356
Chegg, Inc.(1)	5,058	394,170
Clean Harbors, Inc.(1)	4,533	328,053
Crocs, Inc.(1)	7,924	466,644
Deckers Outdoor Corp.(1)	1,642	418,037
eHealth, Inc.(1)	3,109	236,253
elf Beauty, Inc.(1)	10,581	230,031
Encompass Health Corp.	2,066	166,478
Entegris, Inc.	2,706	250,630
Envestnet, Inc.(1)	2,603	208,917
Essent Group Ltd.	9,989	438,118
Evoqua Water Technologies Corp.(1)	15,487	404,056
Five9, Inc.(1)	1,868	289,914
Fox Factory Holding Corp.(1)	3,976	346,986
Freshpet, Inc.(1)	2,272	310,991
Global Medical REIT, Inc.	39,868	545,793
Goosehead Insurance, Inc., Class A	2,756	339,291
H.B. Fuller Co.	8,607	450,404
Hamilton Lane, Inc., Class A	3,157	220,611
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	12,964	708,612
Helen of Troy Ltd.(1)	1,155	233,298
Huntsman Corp.	16,975	420,471
IAA, Inc.(1)	5,931	355,386
Inphi Corp.(1)	1,759	272,874
Jabil, Inc.	9,058	346,197
JetBlue Airways Corp.(1)	26,531	400,353
Kinsale Capital Group, Inc.	1,995	479,119
Lattice Semiconductor Corp.(1)	7,322	306,426
Masonite International Corp.(1)	3,790	379,190
Monolithic Power Systems, Inc.	639	204,454
Natera, Inc.(1)	5,686	501,903
National Vision Holdings, Inc.(1)	10,034	429,556
nCino, Inc.(1)	4,700	383,003
NeoGenomics, Inc.(1)	9,345	444,635
Onto Innovation, Inc.(1)	2,178	96,289
Open Lending Corp., Class A(1)	7,827	220,095
Option Care Health, Inc.(1)	20,962	330,152
Pennant Group, Inc. (The)(1)	4,674	236,925
Planet Fitness, Inc., Class A(1)	5,393	393,419
Power Integrations, Inc.	4,062	289,986
QuinStreet, Inc.(1)	20,665	368,767
12

	Shares	Value
R1 RCM, Inc.(1)	28,344	$574,816
RadNet, Inc.(1)	22,735	423,326
Rapid7, Inc.(1)	3,253	243,780
Redfin Corp.(1)	4,579	219,288
Repay Holdings Corp.(1)	12,378	298,681
RH(1)	1,046	474,005
Ryman Hospitality Properties, Inc.	1,450	93,076
SailPoint Technologies Holdings, Inc.(1)	6,118	284,854
SeaSpine Holdings Corp.(1)	14,808	210,570
SI-BONE, Inc.(1)	8,785	203,461
Silk Road Medical, Inc.(1)	4,788	274,352
SiteOne Landscape Supply, Inc.(1)	874	120,699
SiTime Corp.(1)	3,272	284,566
Skyline Champion Corp.(1)	8,299	255,028
SP Plus Corp.(1)	9,908	281,784
Summit Materials, Inc., Class A(1)	12,490	237,310
SYNNEX Corp.	2,921	468,266
Tandem Diabetes Care, Inc.(1)	2,718	255,166
TCF Financial Corp.	10,063	338,117
TopBuild Corp.(1)	1,757	306,122
Wintrust Financial Corp.	6,207	338,219
Wyndham Destinations, Inc.	7,607	319,950
Wyndham Hotels & Resorts, Inc.	6,016	345,920
		25,485,279
TOTAL COMMON STOCKS (Cost $32,369,762)		46,717,963
EXCHANGE-TRADED FUNDS — 1.5%
Schwab International Small-Cap Equity ETF(2)	9,823	351,958
Schwab US Small-Cap ETF(2)	4,285	352,698
TOTAL EXCHANGE-TRADED FUNDS (Cost $665,655)		704,656
TEMPORARY CASH INVESTMENTS — 0.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.625% - 1.375%, 1/31/25 - 5/15/30, valued at $130,719), in a joint trading account at 0.06%, dated 11/30/20, due 12/1/20 (Delivery value $128,036)		128,036
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625%, 5/15/30, valued at $147,976), at 0.07%, dated 11/30/20, due 12/1/20 (Delivery value $145,000)		145,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	7	7
TOTAL TEMPORARY CASH INVESTMENTS (Cost $273,043)		273,043
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $394,496)	394,496	394,496
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $33,702,956)		48,090,158
OTHER ASSETS AND LIABILITIES — (0.5)%		(250,990)
TOTAL NET ASSETS — 100.0%		$47,839,168

13

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	21.3%
Industrials	20.3%
Information Technology	18.7%
Financials	10.5%
Health Care	9.1%
Materials	6.4%
Real Estate	4.4%
Consumer Staples	3.3%
Communication Services	2.3%
Utilities	1.3%
Exchange-Traded Funds	1.5%
Cash and Equivalents*	0.9%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,616,479. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,699,047, which includes securities collateral of $1,304,551.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

NOVEMBER 30, 2020
Assets
Investment securities, at value (cost of $33,308,460) — including $1,616,479 of securities on loan	$47,695,662
Investment made with cash collateral received for securities on loan, at value (cost of $394,496)	394,496
Total investment securities, at value (cost of $33,702,956)	48,090,158
Receivable for investments sold	126,585
Receivable for capital shares sold	81,388
Dividends and interest receivable	26,883
Securities lending receivable	683
Other assets	1,589
48,327,286

Liabilities
Payable for collateral received for securities on loan	394,496
Payable for investments purchased	44,998
Payable for capital shares redeemed	13,465
Accrued management fees	34,783
Distribution and service fees payable	376
488,118

Net Assets	$47,839,168

Net Assets Consist of:
Capital (par value and paid-in surplus)	$31,892,910
Distributable earnings	15,946,258
$47,839,168

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$21,562,043	1,021,390	$21.11
I Class, $0.01 Par Value	$587,087	27,528	$21.33
A Class, $0.01 Par Value	$62,593	3,002	$20.85*
C Class, $0.01 Par Value	$45,255	2,254	$20.08
R Class, $0.01 Par Value	$839,239	40,754	$20.59
R6 Class, $0.01 Par Value	$24,742,951	1,151,524	$21.49
* Maximum offering price $22.12 (net asset value divided by 0.9425).

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $18,206)	$262,242
Securities lending, net	8,132
Interest	1,922
272,296

Expenses:
Management fees	415,924
Distribution and service fees:
A Class	1,285
C Class	4,607
R Class	3,263
Directors' fees and expenses	1,089
Other expenses	4,399
430,567

Net investment income (loss)	(158,271)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,915,494
Foreign currency translation transactions	(8,655)
1,906,839

Change in net unrealized appreciation (depreciation) on:
Investments	11,333,060
Translation of assets and liabilities in foreign currencies	238
11,333,298

Net realized and unrealized gain (loss)	13,240,137

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,081,866

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2020 AND NOVEMBER 30, 2019
Increase (Decrease) in Net Assets	November 30, 2020	November 30, 2019
Operations
Net investment income (loss)	$(158,271)	$(84,461)
Net realized gain (loss)	1,906,839	1,372,496
Change in net unrealized appreciation (depreciation)	11,333,298	1,628,442
Net increase (decrease) in net assets resulting from operations	13,081,866	2,916,477

Distributions to Shareholders
From earnings:
Investor Class	(752,595)	(244,814)
I Class	(27,255)	(19,145)
A Class	(33,528)	(25,394)
C Class	(30,545)	(24,698)
R Class	(27,101)	(8,586)
R6 Class	(10,074)	(6,072)
Decrease in net assets from distributions	(881,098)	(328,709)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	18,080,718	(5,349,893)

Net increase (decrease) in net assets	30,281,486	(2,762,125)

Net Assets
Beginning of period	17,557,682	20,319,807
End of period	$47,839,168	$17,557,682

See Notes to Financial Statements.
17

Notes to Financial Statements

NOVEMBER 30, 2020

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Small Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Exchange-Traded Funds	$394,496	—	—	—	$394,496
Gross amount of recognized liabilities for securities lending transactions					$394,496
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

20

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. Effective August 1, 2020, the investment advisor decreased the annual management fee by 0.40%.

The annual management fee and the effective annual management fee for each class for the period ended November 30, 2020 are as follows:

	Annual Management Fee*	Effective Annual Management Fee
Investor Class	1.10%	1.37%
I Class	0.90%	1.17%
A Class	1.10%	1.37%
C Class	1.10%	1.37%
R Class	1.10%	1.37%
R6 Class	0.75%	1.02%
*Prior to August 1, 2020, the annual management fee was 1.50% for Investor Class, A Class, C Class and R Class, 1.30% for I Class and 1.15% for R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2020 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $230,766 and $92,240, respectively. The effect of interfund transactions on the Statement of Operations was $28,892 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2020 were $87,376,745 and $70,500,018, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2020		Year ended November 30, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	40,000,000		40,000,000
Sold	507,419	$8,327,857	362,514	$5,144,156
Issued in reinvestment of distributions	47,962	739,577	19,659	242,195
Redeemed	(482,942)	(7,711,302)	(542,922)	(7,621,732)
	72,439	1,356,132	(160,749)	(2,235,381)
I Class/Shares Authorized	25,000,000		25,000,000
Sold	21,302	404,684	7,591	112,985
Issued in reinvestment of distributions	1,753	27,255	1,544	19,145
Redeemed	(30,455)	(549,600)	(77,886)	(1,089,958)
	(7,400)	(117,661)	(68,751)	(957,828)
A Class/Shares Authorized	30,000,000		30,000,000
Sold	2,004	32,714	831	9,923
Issued in reinvestment of distributions	2,196	33,528	2,075	25,394
Redeemed	(44,016)	(783,257)	(68,936)	(1,001,875)
	(39,816)	(717,015)	(66,030)	(966,558)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	1,400	20,980	273	4,549
Issued in reinvestment of distributions	2,062	30,545	2,061	24,698
Redeemed	(40,331)	(711,043)	(69,074)	(978,912)
	(36,869)	(659,518)	(66,740)	(949,665)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	25,240	399,452	13,711	194,728
Issued in reinvestment of distributions	1,794	27,101	707	8,586
Redeemed	(20,014)	(329,670)	(17,244)	(246,353)
	7,020	96,883	(2,826)	(43,039)
R6 Class/Shares Authorized	20,000,000		20,000,000
Sold	2,037,224	31,243,617	289	4,190
Issued in reinvestment of distributions	644	10,074	488	6,072
Redeemed	(899,244)	(13,131,794)	(14,013)	(207,684)
	1,138,624	18,121,897	(13,236)	(197,422)
Net increase (decrease)	1,133,998	$18,080,718	(378,332)	$(5,349,893)

22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$923,030	—
Belgium	—	444,271	—
Brazil	—	1,233,763	—
Canada	—	2,981,627	—
China	—	726,086	—
Denmark	—	126,558	—
Finland	—	943,701	—
France	—	447,584	—
Germany	—	943,927	—
Hong Kong	—	398,237	—
Japan	—	1,982,588	—
Netherlands	—	1,079,564	—
Norway	—	834,821	—
South Korea	—	374,273	—
Sweden	—	3,149,177	—
Switzerland	—	235,960	—
Taiwan	—	1,121,925	—
United Kingdom	—	2,144,420	—
Other Countries	$26,626,451	—	—
Exchange-Traded Funds	704,656	—	—
Temporary Cash Investments	7	273,036	—
Temporary Cash Investments - Securities Lending Collateral	394,496	—	—
	$27,725,610	$20,364,548	—

23

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 22, 2020, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 21, 2020 of $1.0600 for the Investor Class, I Class, A Class, C Class, R Class and R6 Class.

The tax character of distributions paid during the years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$881,098	$328,709

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$35,128,237
Gross tax appreciation of investments	$13,111,055
Gross tax depreciation of investments	(149,134)
Net tax appreciation (depreciation) of investments	12,961,921
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	184
Net tax appreciation (depreciation)	$12,962,105
Undistributed ordinary income	$685,647
Accumulated long-term gains	$2,298,506
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$15.81	(0.11)	6.19	6.08	(0.78)	$21.11	40.28%	1.39%	(0.63)%	204%	$21,562
2019	$13.66	(0.06)	2.44	2.38	(0.23)	$15.81	17.93%	1.51%	(0.39)%	161%	$15,005
2018	$14.80	(0.13)	(0.24)	(0.37)	(0.77)	$13.66	(2.73)%	1.50%	(0.86)%	147%	$15,159
2017	$10.85	(0.06)	4.01	3.95	—	$14.80	36.41%	1.51%	(0.44)%	130%	$10,059
2016(3)	$10.00	(0.03)	0.88	0.85	—	$10.85	8.50%	1.50%(4)	(0.40)%(4)	95%	$2,357
I Class
2020	$15.94	(0.08)	6.25	6.17	(0.78)	$21.33	40.62%	1.19%	(0.43)%	204%	$587
2019	$13.74	(0.02)	2.45	2.43	(0.23)	$15.94	18.12%	1.31%	(0.19)%	161%	$557
2018	$14.85	(0.10)	(0.24)	(0.34)	(0.77)	$13.74	(2.50)%	1.30%	(0.66)%	147%	$1,424
2017	$10.86	(0.02)	4.01	3.99	—	$14.85	36.74%	1.31%	(0.24)%	130%	$891
2016(3)	$10.00	(0.01)	0.87	0.86	—	$10.86	8.60%	1.30%(4)	(0.20)%(4)	95%	$652
A Class
2020	$15.66	(0.15)	6.12	5.97	(0.78)	$20.85	39.95%	1.64%	(0.88)%	204%	$63
2019	$13.57	(0.08)	2.40	2.32	(0.23)	$15.66	17.60%	1.76%	(0.64)%	161%	$671
2018	$14.74	(0.17)	(0.23)	(0.40)	(0.77)	$13.57	(2.95)%	1.75%	(1.11)%	147%	$1,477
2017	$10.83	(0.08)	3.99	3.91	—	$14.74	36.10%	1.76%	(0.69)%	130%	$1,517
2016(3)	$10.00	(0.05)	0.88	0.83	—	$10.83	8.30%	1.75%(4)	(0.65)%(4)	95%	$1,083

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2020	$15.22	(0.26)	5.90	5.64	(0.78)	$20.08	38.88%	2.39%	(1.63)%	204%	$45
2019	$13.29	(0.18)	2.34	2.16	(0.23)	$15.22	16.75%	2.51%	(1.39)%	161%	$595
2018	$14.56	(0.28)	(0.22)	(0.50)	(0.77)	$13.29	(3.71)%	2.50%	(1.86)%	147%	$1,407
2017	$10.78	(0.17)	3.95	3.78	—	$14.56	35.06%	2.51%	(1.44)%	130%	$1,468
2016(3)	$10.00	(0.10)	0.88	0.78	—	$10.78	7.80%	2.50%(4)	(1.40)%(4)	95%	$1,078
R Class
2020	$15.52	(0.18)	6.03	5.85	(0.78)	$20.59	39.52%	1.89%	(1.13)%	204%	$839
2019	$13.48	(0.12)	2.39	2.27	(0.23)	$15.52	17.34%	2.01%	(0.89)%	161%	$523
2018	$14.68	(0.21)	(0.22)	(0.43)	(0.77)	$13.48	(3.18)%	2.00%	(1.36)%	147%	$493
2017	$10.81	(0.11)	3.98	3.87	—	$14.68	35.80%	2.01%	(0.94)%	130%	$338
2016(3)	$10.00	(0.06)	0.87	0.81	—	$10.81	8.10%	2.00%(4)	(0.90)%(4)	95%	$218
R6 Class
2020	$16.03	(0.03)	6.27	6.24	(0.78)	$21.49	40.75%	1.04%	(0.28)%	204%	$24,743
2019	$13.79	—(5)	2.47	2.47	(0.23)	$16.03	18.34%	1.16%	(0.04)%	161%	$207
2018	$14.89	(0.08)	(0.25)	(0.33)	(0.77)	$13.79	(2.36)%	1.15%	(0.51)%	147%	$361
2017	$10.87	(0.01)	4.03	4.02	—	$14.89	36.86%	1.16%	(0.09)%	130%	$366
2016(3)	$10.00	—(5)	0.87	0.87	—	$10.87	8.80%	1.15%(4)	(0.05)%(4)	95%	$217

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)March 29, 2016 (fund inception) through November 30, 2016.
(4)Annualized.
(5)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Small Cap Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the years ended November 30, 2020, 2019, 2018, 2017 and for the period March 29, 2016 (fund inception) through November 30, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Global Small Cap Fund of the American Century World Mutual Funds, Inc. as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years ended November 30, 2020, 2019, 2018, 2017 and for the period March 29, 2016 (fund inception) through November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None
29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In
32

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services
33

provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe
34

and was within the range of its peer expense group. The Board and the Advisor agreed to a permanent change to the Fund's fee schedule that should have the effect of lowering the Fund's annual unified management fee by approximately 0.40% (e.g., the Investor Class unified fee will be reduced from 1.50% to 1.10%), beginning August 1, 2020. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.
36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $881,098, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2020.
37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91035 2101

Annual Report

November 30, 2020

International Growth Fund
Investor Class (TWIEX)
I Class (TGRIX)
Y Class (ATYGX)
A Class (TWGAX)
C Class (AIWCX)
R Class (ATGRX)
R5 Class (ATGGX)
R6 Class (ATGDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Recovered from Pandemic-Fueled Sell-Off

In late 2019, broad market sentiment was generally upbeat. Dovish central banks in developed markets, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most economic activity and triggering a deep global recession. Global stocks sold off sharply amid a widespread flight to safety. Quick and aggressive action from the Federal Reserve and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of November, most data suggested economies were recovering. But at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures that threatened the economic recovery.

Overall, global stocks overcame the effects of the early 2020 sell-off to deliver solid gains for the 12-month period. Emerging markets stocks rallied and outperformed developed markets stocks, while growth stocks significantly outpaced value stocks worldwide.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is now approved and in limited distribution, and medical professionals continue to develop better treatment protocols. Until the vaccine is widely available, investors likely will face periods of outbreak-related disruptions, economic uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWIEX	24.57%	9.65%	8.12%	—	5/9/91
MSCI EAFE Index	—	6.37%	6.18%	5.85%	—	—
MSCI EAFE Growth Index	—	16.01%	9.28%	7.81%	—	—
I Class	TGRIX	24.82%	9.87%	8.35%	—	11/20/97
Y Class	ATYGX	24.97%	—	—	13.73%	4/10/17
A Class	TWGAX					10/2/96
No sales charge		24.27%	9.39%	7.86%	—
With sales charge		17.12%	8.10%	7.22%	—
C Class	AIWCX	23.32%	8.56%	7.05%	—	6/4/01
R Class	ATGRX	24.04%	9.10%	7.59%	—	8/29/03
R5 Class	ATGGX	24.80%	—	—	13.57%	4/10/17
R6 Class	ATGDX	24.99%	10.03%	—	7.98%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2020
Investor Class — $21,853

MSCI EAFE Index — $17,659

MSCI EAFE Growth Index — $21,217

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.18%	0.98%	0.83%	1.43%	2.18%	1.68%	0.98%	0.83%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Raj Gandhi and Jim Zhao
Performance Summary
International Growth returned 24.57%* for the fiscal year ended November 30, 2020, outperforming its benchmark, the MSCI EAFE Index, which returned 6.37%.

Stock selection across a broad range of sectors propelled the fund’s outperformance, including information technology, financials, energy, consumer discretionary and industrials, while consumer staples holdings detracted modestly. From a geographic perspective, Japan-based holdings benefited returns as did stock selection in the U.K. and positioning in China.

The COVID-19 pandemic precipitated a health and economic crisis that plunged non-U.S. equities into bear market territory in the first quarter of 2020 as global supply chains were disrupted and lockdowns brought global demand to a halt. Our focus on firms with sustainable growth tied to company-specific structural or secular drivers rather than those levered to the economic cycle helped the portfolio weather the downturn. Stocks roared back amid record amounts of fiscal and monetary stimulus and earnings results that exceeded overly pessimistic expectations. Volatility persisted in the second half of the year, albeit less extreme, as the global economy recovered amid concerns about a second wave of the pandemic and the U.S. elections. Toward the end of the reporting period, progress on multiple coronavirus vaccines fueled investor optimism over the potential for a return to more normal economic activity in 2021 and drove strong gains among non-U.S. equities.

Stock Selection Key to Outperformance
A diverse array of information technology holdings fueled the fund’s outperformance. Payment processor Adyen gained on strong earnings amid the acceleration of beneficial trends, such as the shift from cash to card payments and rise of online shopping. Shopify’s stock also advanced on new customer growth and pandemic-driven e-commerce trends as its online store platform and services helped merchants quickly adapt to selling online. Data center operator GDS Holdings benefited from demand for increased capacity with the ongoing rise of cloud computing and the accelerated need for remote access to work, school and entertainment. Semiconductor manufacturer Infineon Technologies experienced sharp earnings acceleration driven by recovery in automobile manufacturing and the shift to electric and hybrid vehicles.

Among financials, our disciplined selection process resulted in an underweight position relative to the benchmark in banks, which proved beneficial as low interest rates constrained banks’ earnings and hampered stock performance. Portfolio holding London Stock Exchange Group benefited from synergies related to the Refinitiv acquisition and the shift in its business model to subscription-based data services.

Our focus on sustainable earnings growth kept us away from most traditional oil and gas energy stocks. However, our selective investment in Neste, a leading producer of renewable diesel and jet fuel, ranked among the top individual contributors to performance. The stock advanced on strong growth in demand for renewable diesel. Neste’s proprietary technology allows for a variety of inputs, including animal waste, and results in transportation fuel that produces 90% less carbon dioxide emissions than traditional diesel.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Online apparel retailer ASOS, one the fund’s top individual performers, drove a large portion of the consumer discretionary contribution. The stock advanced sharply propelled by strong reported results. ASOS benefited from improved consumer spending trends and the ongoing shift to online shopping. Sales increased amid higher demand, and profitability improved with a lower rate of returned orders.

Among industrials, MonotaRO, the largest online distributor of industrial components in Japan, benefited from an acceleration in new customer acquisition as companies transitioned to online at a faster pace due to the pandemic. The firm posted double-digit revenue growth at a time when overall industrial activity in Japan declined.

Notable individual contributors also included Lonza Group, a contract manufacturer of drugs and specialty ingredients for the pharmaceuticals and biotechnology industries. The company reported strong results driven by continued demand for outsourced manufacturing services by pharmaceuticals and biotechnology firms. In addition, the stock reacted positively to Lonza’s deal to manufacture the majority of Moderna’s COVID-19 vaccine.

On the downside, Melrose Industries detracted from the fund’s performance. The turnaround specialist’s stock fell on significant weakness in the automotive and aerospace markets. A highly leveraged balance sheet raised potential liquidity concerns, and extreme end-market demand pressures reduced prospects for near-term earnings growth from synergies related to its acquisition of GKN. We sold the stock.

Portfolio Positioning
We remain committed to our disciplined, bottom-up process of identifying companies exhibiting accelerating, sustainable growth. This year has been volatile and one where we have had multiple pivots in our outlook due to COVID-19. While uncertainties remain over the current surge in coronavirus cases and additional lockdowns, we believe the efficacy and delivery of vaccines is a game-changer along with other factors that weighed on sentiment simultaneously moving away, such as the U.S. election. We think the distribution of the vaccine coupled with the massive amounts of fiscal and monetary stimulus could lead to a strong, synchronized global earnings recovery that is not fully reflected in analysts’ expectations. We continue to maintain exposure to companies benefiting from strong secular trends such as renewable energy and 5G that could accelerate with improved economic activity. However, our view of where earnings growth will demonstrate the strongest acceleration has changed since earlier in the year. We have added several names that should benefit from an acceleration in cyclical activity as the economy reopens. Information technology remains the fund’s largest overweight and is broadly diversified with exposure to different end markets, including 5G, automobiles, factory automation and digital solutions. Our bottom-up stock selection continues to lead to an underweight in consumer staples.

Europe remains the fund’s largest regional exposure. The European Union’s 750 billion euro recovery plan represented a first-of-its-kind undertaking that could mean improved coordination of fiscal measures, central bank policy and debt across member states. In our view, such coordination, if successful, could potentially help Europe outperform other developed markets. We remain underweight to Japan and Asia in general.
6

Fund Characteristics

NOVEMBER 30, 2020
Top Ten Holdings	% of net assets
Murata Manufacturing Co. Ltd.	2.1%
LVMH Moet Hennessy Louis Vuitton SE	2.1%
AstraZeneca plc	2.0%
Infineon Technologies AG	1.9%
ASML Holding NV	1.9%
CSL Ltd.	1.8%
Schneider Electric SE	1.8%
AIA Group Ltd.	1.7%
Iberdrola SA	1.7%
Keyence Corp.	1.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.5%
Temporary Cash Investments	2.4%
Temporary Cash Investments - Securities Lending Collateral	3.2%
Other Assets and Liabilities	(3.1)%

Investments by Country	% of net assets
France	16.2%
Japan	15.1%
United Kingdom	9.4%
Switzerland	7.3%
Germany	6.6%
Denmark	5.4%
Spain	4.7%
Netherlands	4.5%
Sweden	4.1%
Canada	3.7%
China	3.3%
Hong Kong	3.2%
Ireland	2.9%
Australia	2.4%
Other Countries	8.7%
Cash and Equivalents*	2.5%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2020 to November 30, 2020.
Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Expenses Paid During Period(1) 6/1/20 - 11/30/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,277.70	$6.72	1.18%
I Class	$1,000	$1,277.90	$5.58	0.98%
Y Class	$1,000	$1,279.60	$4.73	0.83%
A Class	$1,000	$1,276.50	$8.14	1.43%
C Class	$1,000	$1,271.40	$12.38	2.18%
R Class	$1,000	$1,274.80	$9.55	1.68%
R5 Class	$1,000	$1,278.80	$5.58	0.98%
R6 Class	$1,000	$1,279.80	$4.73	0.83%
Hypothetical
Investor Class	$1,000	$1,019.10	$5.96	1.18%
I Class	$1,000	$1,020.10	$4.95	0.98%
Y Class	$1,000	$1,020.85	$4.19	0.83%
A Class	$1,000	$1,017.85	$7.21	1.43%
C Class	$1,000	$1,014.10	$10.98	2.18%
R Class	$1,000	$1,016.60	$8.47	1.68%
R5 Class	$1,000	$1,020.10	$4.95	0.98%
R6 Class	$1,000	$1,020.85	$4.19	0.83%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2020

	Shares	Value
COMMON STOCKS — 97.5%
Australia — 2.4%
Atlassian Corp. plc, Class A(1)	38,310	$8,621,665
CSL Ltd.	125,270	27,363,078
		35,984,743
Belgium — 1.7%
KBC Group NV(1)	360,320	25,009,038
Brazil — 1.1%
Magazine Luiza SA	2,509,324	10,950,834
XP, Inc., Class A(1)	131,736	5,402,493
		16,353,327
Canada — 3.7%
Alimentation Couche-Tard, Inc., B Shares	249,070	8,271,648
Canada Goose Holdings, Inc.(1)(2)	292,720	9,734,794
Canadian Pacific Railway Ltd.	48,430	15,646,242
Element Fleet Management Corp.	1,478,380	15,037,653
Shopify, Inc., Class A(1)	6,580	7,081,949
		55,772,286
China — 3.3%
Alibaba Group Holding Ltd., ADR(1)	34,030	8,962,141
ANTA Sports Products Ltd.	433,000	5,907,651
GDS Holdings Ltd., ADR(1)	106,000	9,543,180
Huazhu Group Ltd., ADR	207,930	10,350,755
Tencent Holdings Ltd.	200,200	14,572,739
		49,336,466
Denmark — 5.4%
Carlsberg A/S, B Shares	118,910	17,646,914
DSV Panalpina A/S	115,682	18,210,956
Novo Nordisk A/S, B Shares	299,750	20,131,715
Orsted A/S	60,110	10,851,618
Vestas Wind Systems A/S	66,280	13,449,526
		80,290,729
Finland — 1.5%
Neste Oyj	335,580	22,372,969
France — 16.2%
Air Liquide SA	135,600	22,203,242
Arkema SA	133,320	15,503,211
Capgemini SE	134,580	18,599,362
Dassault Systemes SE	69,660	12,845,120
Edenred	369,091	21,048,940
Iliad SA	44,160	8,952,126
LVMH Moet Hennessy Louis Vuitton SE	53,990	30,976,664
Peugeot SA(1)	586,540	13,754,536
Safran SA(1)	137,860	20,022,153
Schneider Electric SE	191,070	26,505,965
Teleperformance	58,580	19,469,188
Valeo SA	640,130	24,702,478
10

	Shares	Value
Vivendi SA	270,410	$8,123,645
		242,706,630
Germany — 6.6%
adidas AG(1)	17,560	5,591,754
Daimler AG	191,030	12,856,483
Infineon Technologies AG	817,079	28,721,265
Knorr-Bremse AG	151,998	19,434,052
Muenchener Rueckversicherungs-Gesellschaft AG	48,690	13,566,717
Puma SE(1)	193,850	19,253,987
		99,424,258
Hong Kong — 3.2%
AIA Group Ltd.	2,399,200	26,206,572
Sands China Ltd.	1,603,200	6,572,869
Techtronic Industries Co. Ltd.	1,149,500	14,762,922
		47,542,363
India — 1.2%
HDFC Bank Ltd.(1)	956,890	18,454,816
Indonesia — 0.6%
Bank Central Asia Tbk PT	4,003,300	8,771,046
Ireland — 2.9%
ICON plc(1)	51,240	9,985,651
Kerry Group plc, A Shares	107,450	15,023,759
Ryanair Holdings plc, ADR(1)	174,480	18,105,789
		43,115,199
Italy — 1.0%
Ferrari NV	71,300	15,113,075
Japan — 15.1%
Daifuku Co. Ltd.	79,700	9,236,642
FANUC Corp.	29,800	7,189,853
Hoya Corp.	144,700	19,284,177
Keyence Corp.	50,100	25,463,903
Kobe Bussan Co. Ltd.	265,200	9,257,745
MonotaRO Co. Ltd.	274,800	16,752,324
Murata Manufacturing Co. Ltd.	367,100	32,194,366
Obic Co. Ltd.	71,900	16,182,088
Olympus Corp.	563,900	12,244,204
Pan Pacific International Holdings Corp.	609,400	14,434,644
Recruit Holdings Co. Ltd.	593,900	24,887,771
Sony Corp.	187,100	17,397,920
Terumo Corp.	426,600	16,878,413
Workman Co. Ltd.	49,900	4,434,679
		225,838,729
Netherlands — 4.5%
Adyen NV(1)	11,708	22,333,470
ASML Holding NV	65,490	28,360,156
Just Eat Takeaway.com NV(1)	59,240	6,280,412
Koninklijke DSM NV	68,146	11,164,960
		68,138,998
Singapore — 0.5%
Sea Ltd., ADR(1)	42,570	7,678,351
Spain — 4.7%
Amadeus IT Group SA	275,213	18,744,587
11

	Shares	Value
CaixaBank SA	2,315,800	$5,909,510
Cellnex Telecom SA	327,059	20,598,519
Iberdrola SA	1,898,254	25,868,153
		71,120,769
Sweden — 4.1%
Atlas Copco AB, A Shares(2)	296,640	14,964,449
Hexagon AB, B Shares(1)(2)	296,570	24,553,897
Telefonaktiebolaget LM Ericsson, B Shares	1,786,670	21,797,597
		61,315,943
Switzerland — 7.3%
Lonza Group AG	37,040	23,190,068
Nestle SA	200,400	22,362,243
Novartis AG	148,790	13,494,494
Partners Group Holding AG	15,820	16,855,605
Sika AG	71,353	18,179,824
Zurich Insurance Group AG	36,940	14,974,122
		109,056,356
Taiwan — 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	990,000	16,721,215
United Kingdom — 9.4%
Ashtead Group plc	280,780	11,874,341
ASOS plc(1)	280,844	17,322,249
Associated British Foods plc	157,670	4,443,764
AstraZeneca plc	281,980	29,544,137
Carnival plc	499,110	8,791,925
Ferguson plc	102,480	11,479,637
Halma plc	223,020	6,578,427
London Stock Exchange Group plc	182,470	19,688,874
Ocado Group plc(1)	169,409	4,984,677
Reckitt Benckiser Group plc	88,820	7,798,823
Whitbread plc(1)	468,750	18,980,129
		141,486,983
TOTAL COMMON STOCKS (Cost $919,780,328)		1,461,604,289
TEMPORARY CASH INVESTMENTS — 2.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.625% - 1.375%, 1/31/25 - 5/15/30, valued at $16,926,561), in a joint trading account at 0.06%, dated 11/30/20, due 12/1/20 (Delivery value $16,579,175)		16,579,147
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625% - 1.75%, 5/15/23 - 05/15/30, valued at $19,015,911), at 0.07%, dated 11/30/20, due 12/1/20 (Delivery value $18,643,036)		18,643,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	876	876
TOTAL TEMPORARY CASH INVESTMENTS (Cost $35,223,023)		35,223,023
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 3.2%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $48,530,507)	48,530,507	48,530,507
TOTAL INVESTMENT SECURITIES — 103.1% (Cost $1,003,533,858)		1,545,357,819
OTHER ASSETS AND LIABILITIES — (3.1)%		(45,828,362)
TOTAL NET ASSETS — 100.0%		$1,499,529,457
12

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	21.2%
Consumer Discretionary	17.8%
Industrials	17.5%
Health Care	11.6%
Financials	11.4%
Consumer Staples	5.7%
Materials	4.4%
Communication Services	4.0%
Utilities	2.4%
Energy	1.5%
Cash and Equivalents*	2.5%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $46,036,131. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $48,530,507.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2020
Assets
Investment securities, at value (cost of $955,003,351) — including $46,036,131 of securities on loan	$1,496,827,312
Investment made with cash collateral received for securities on loan, at value (cost of $48,530,507)	48,530,507
Total investment securities, at value (cost of $1,003,533,858)	1,545,357,819
Foreign currency holdings, at value (cost of $235,127)	234,328
Receivable for investments sold	1,964,216
Receivable for capital shares sold	642,897
Dividends and interest receivable	3,053,722
Securities lending receivable	119,537
Other assets	64,703
1,551,437,222

Liabilities
Payable for collateral received for securities on loan	48,530,507
Payable for investments purchased	723,625
Payable for capital shares redeemed	364,933
Accrued management fees	1,355,775
Distribution and service fees payable	20,295
Accrued foreign taxes	845,321
Accrued other expenses	67,309
51,907,765

Net Assets	$1,499,529,457

Net Assets Consist of:
Capital (par value and paid-in surplus)	$895,488,773
Distributable earnings	604,040,684
$1,499,529,457

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,243,217,078	81,139,697	$15.32
I Class, $0.01 Par Value	$82,221,715	5,400,704	$15.22
Y Class, $0.01 Par Value	$29,299,298	1,922,437	$15.24
A Class, $0.01 Par Value	$81,087,568	5,259,299	$15.42*
C Class, $0.01 Par Value	$1,854,774	126,069	$14.71
R Class, $0.01 Par Value	$6,700,953	431,328	$15.54
R5 Class, $0.01 Par Value	$10,828	711	$15.23
R6 Class, $0.01 Par Value	$55,137,243	3,620,175	$15.23
*Maximum offering price $16.36 (net asset value divided by 0.9425).

See Notes to Financial Statements.
14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,999,387)	$16,236,559
Securities lending, net	277,225
Interest (net of foreign taxes withheld of $520)	42,163
16,555,947

Expenses:
Management fees	15,175,428
Distribution and service fees:
A Class	176,045
C Class	21,281
R Class	28,261
Directors' fees and expenses	42,283
Other expenses	97,959
15,541,257

Net investment income (loss)	1,014,690

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $11,063)	63,903,619
Foreign currency translation transactions	(293,839)
63,609,780

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(638,867))	238,640,468
Translation of assets and liabilities in foreign currencies	197,202
238,837,670

Net realized and unrealized gain (loss)	302,447,450

Net Increase (Decrease) in Net Assets Resulting from Operations	$303,462,140

 See Notes to Financial Statements.
15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2020 AND NOVEMBER 30, 2019
Increase (Decrease) in Net Assets	November 30, 2020	November 30, 2019
Operations
Net investment income (loss)	$1,014,690	$5,729,293
Net realized gain (loss)	63,609,780	19,513,072
Change in net unrealized appreciation (depreciation)	238,837,670	179,991,328
Net increase (decrease) in net assets resulting from operations	303,462,140	205,233,693

Distributions to Shareholders
From earnings:
Investor Class	(4,906,875)	(113,411,938)
I Class	(471,463)	(6,954,669)
Y Class	(151,818)	(673,691)
A Class	(231,840)	(6,300,639)
C Class	(9,443)	(380,655)
R Class	(19,202)	(308,126)
R5 Class	(40)	(561)
R6 Class	(297,497)	(3,902,361)
Decrease in net assets from distributions	(6,088,178)	(131,932,640)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(167,936,818)	(60,754,535)

Net increase (decrease) in net assets	129,437,144	12,546,518

Net Assets
Beginning of period	1,370,092,313	1,357,545,795
End of period	$1,499,529,457	$1,370,092,313

See Notes to Financial Statements.
16

Notes to Financial Statements

NOVEMBER 30, 2020

1. Organization
American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.
Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$48,530,507	—	—	—	$48,530,507
Gross amount of recognized liabilities for securities lending transactions					$48,530,507
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties
Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 16% of the shares of the fund.

19

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT International Growth Fund, one fund in a series issued by the corporation.

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2020 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.050% to 1.500%	1.17%
I Class	0.850% to 1.300%	0.97%
Y Class	0.700% to 1.150%	0.82%
A Class	1.050% to 1.500%	1.17%
C Class	1.050% to 1.500%	1.17%
R Class	1.050% to 1.500%	1.17%
R5 Class	0.850% to 1.300%	0.97%
R6 Class	0.700% to 1.150%	0.82%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2020 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2020 were $668,377,763 and $860,109,338, respectively.
20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2020		Year ended November 30, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,250,000,000		1,250,000,000
Sold	3,240,677	$38,156,109	2,936,669	$32,672,588
Issued in reinvestment of distributions	379,819	4,748,521	11,000,262	110,112,626
Redeemed	(16,638,244)	(211,154,875)	(18,952,247)	(213,897,065)
	(13,017,748)	(168,250,245)	(5,015,316)	(71,111,851)
I Class/Shares Authorized	90,000,000		90,000,000
Sold	1,092,403	13,679,290	1,106,320	12,258,681
Issued in reinvestment of distributions	36,444	453,353	671,521	6,668,204
Redeemed	(1,813,504)	(22,006,067)	(1,445,190)	(16,173,218)
	(684,657)	(7,873,424)	332,651	2,753,667
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	889,212	11,191,681	1,061,894	12,025,226
Issued in reinvestment of distributions	12,036	149,903	65,166	646,443
Redeemed	(500,101)	(6,593,043)	(130,199)	(1,497,748)
	401,147	4,748,541	996,861	11,173,921
A Class/Shares Authorized	80,000,000		80,000,000
Sold	1,149,517	14,501,908	923,390	10,602,327
Issued in reinvestment of distributions	18,170	228,255	614,961	6,217,253
Redeemed	(1,359,112)	(17,240,766)	(1,526,896)	(17,523,483)
	(191,425)	(2,510,603)	11,455	(703,903)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	12,823	149,256	7,853	81,463
Issued in reinvestment of distributions	695	8,410	36,374	356,101
Redeemed	(112,520)	(1,326,676)	(190,670)	(2,084,116)
	(99,002)	(1,169,010)	(146,443)	(1,646,552)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	73,216	960,881	338,828	3,544,091
Issued in reinvestment of distributions	1,499	19,053	28,116	287,906
Redeemed	(126,035)	(1,616,452)	(152,739)	(1,796,153)
	(51,320)	(636,518)	214,205	2,035,844
R5 Class/Shares Authorized	20,000,000		20,000,000
Sold	189	2,856	—	—
Issued in reinvestment of distributions	3	40	57	561
	192	2,896	57	561
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	1,715,636	21,568,793	893,061	9,948,629
Issued in reinvestment of distributions	23,795	296,197	392,562	3,894,212
Redeemed	(1,139,714)	(14,113,445)	(1,520,322)	(17,099,063)
	599,717	7,751,545	(234,699)	(3,256,222)
Net increase (decrease)	(13,043,096)	$(167,936,818)	(3,841,229)	$(60,754,535)

21

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$8,621,665	$27,363,078	—
Brazil	5,402,493	10,950,834	—
China	28,856,076	20,480,390	—
Ireland	28,091,440	15,023,759	—
Singapore	7,678,351	—	—
Other Countries	—	1,309,136,203	—
Temporary Cash Investments	876	35,222,147	—
Temporary Cash Investments - Securities Lending Collateral	48,530,507	—	—
	$127,181,408	$1,418,176,411	—
7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

22

8. Federal Tax Information

On December 22, 2020, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 21, 2020 of $0.6780 for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class.

On December 22, 2020, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 21, 2020:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
$0.0026	$0.0339	$0.0574	—	—	—	$0.0339	$0.0574

The tax character of distributions paid during the years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$1,443,053	$13,681,516
Long-term capital gains	$4,645,125	$118,251,124

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,007,387,775
Gross tax appreciation of investments	$540,572,387
Gross tax depreciation of investments	(2,602,343)
Net tax appreciation (depreciation) of investments	537,970,044
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(729,092)
Net tax appreciation (depreciation)	$537,240,952
Undistributed ordinary income	$704,717
Accumulated long-term gains	$66,095,015
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
23

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$12.35	0.01	3.01	3.02	(0.01)	(0.04)	(0.05)	$15.32	24.57%	1.18%	0.06%	51%	$1,243,217
2019	$11.83	0.05	1.66	1.71	(0.12)	(1.07)	(1.19)	$12.35	16.82%	1.18%	0.43%	68%	$1,162,998
2018	$13.80	0.08	(1.28)	(1.20)	(0.13)	(0.64)	(0.77)	$11.83	(9.23)%	1.17%	0.62%	69%	$1,173,094
2017	$10.56	0.10	3.19	3.29	(0.05)	—	(0.05)	$13.80	31.32%	1.17%	0.80%	57%	$1,357,353
2016	$12.25	0.09	(1.10)	(1.01)	(0.06)	(0.62)	(0.68)	$10.56	(8.59)%	1.18%	0.83%	70%	$1,229,531
I Class
2020	$12.27	0.03	3.00	3.03	(0.04)	(0.04)	(0.08)	$15.22	24.82%	0.98%	0.26%	51%	$82,222
2019	$11.76	0.07	1.66	1.73	(0.15)	(1.07)	(1.22)	$12.27	17.09%	0.98%	0.63%	68%	$74,688
2018	$13.74	0.10	(1.28)	(1.18)	(0.16)	(0.64)	(0.80)	$11.76	(9.12)%	0.97%	0.82%	69%	$67,677
2017	$10.51	0.13	3.17	3.30	(0.07)	—	(0.07)	$13.74	31.64%	0.97%	1.00%	57%	$90,679
2016	$12.19	0.11	(1.09)	(0.98)	(0.08)	(0.62)	(0.70)	$10.51	(8.40)%	0.98%	1.03%	70%	$59,236
Y Class
2020	$12.29	0.05	2.99	3.04	(0.05)	(0.04)	(0.09)	$15.24	24.97%	0.83%	0.41%	51%	$29,299
2019	$11.78	0.08	1.66	1.74	(0.16)	(1.07)	(1.23)	$12.29	17.27%	0.83%	0.78%	68%	$18,691
2018	$13.75	0.15	(1.30)	(1.15)	(0.18)	(0.64)	(0.82)	$11.78	(8.95)%	0.82%	0.97%	69%	$6,177
2017(3)	$11.48	0.09	2.18	2.27	—	—	—	$13.75	19.77%	0.82%(4)	1.14%(4)	57%(5)	$6

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$12.45	(0.02)	3.03	3.01	—	(0.04)	(0.04)	$15.42	24.27%	1.43%	(0.19)%	51%	$81,088
2019	$11.91	0.02	1.69	1.71	(0.10)	(1.07)	(1.17)	$12.45	16.56%	1.43%	0.18%	68%	$67,857
2018	$13.88	0.05	(1.29)	(1.24)	(0.09)	(0.64)	(0.73)	$11.91	(9.45)%	1.42%	0.37%	69%	$64,784
2017	$10.63	0.06	3.22	3.28	(0.03)	—	(0.03)	$13.88	30.88%	1.42%	0.55%	57%	$77,983
2016	$12.32	0.06	(1.09)	(1.03)	(0.04)	(0.62)	(0.66)	$10.63	(8.73)%	1.43%	0.58%	70%	$108,847
C Class
2020	$11.97	(0.11)	2.89	2.78	—	(0.04)	(0.04)	$14.71	23.32%	2.18%	(0.94)%	51%	$1,855
2019	$11.49	(0.06)	1.62	1.56	(0.01)	(1.07)	(1.08)	$11.97	15.66%	2.18%	(0.57)%	68%	$2,694
2018	$13.42	(0.04)	(1.25)	(1.29)	—	(0.64)	(0.64)	$11.49	(10.12)%	2.17%	(0.38)%	69%	$4,268
2017	$10.33	(0.03)	3.12	3.09	—	—	—	$13.42	29.91%	2.17%	(0.20)%	57%	$6,743
2016	$12.04	(0.02)	(1.07)	(1.09)	—	(0.62)	(0.62)	$10.33	(9.43)%	2.18%	(0.17)%	70%	$6,743
R Class
2020	$12.58	(0.06)	3.06	3.00	—	(0.04)	(0.04)	$15.54	24.04%	1.68%	(0.44)%	51%	$6,701
2019	$12.02	(0.01)	1.71	1.70	(0.07)	(1.07)	(1.14)	$12.58	16.17%	1.68%	(0.07)%	68%	$6,069
2018	$14.00	0.02	(1.30)	(1.28)	(0.06)	(0.64)	(0.70)	$12.02	(9.68)%	1.67%	0.12%	69%	$3,226
2017	$10.72	0.03	3.25	3.28	—	—	—	$14.00	30.60%	1.67%	0.30%	57%	$3,609
2016	$12.43	0.04	(1.12)	(1.08)	(0.01)	(0.62)	(0.63)	$10.72	(9.00)%	1.68%	0.33%	70%	$3,090

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2020	$12.28	0.03	3.00	3.03	(0.04)	(0.04)	(0.08)	$15.23	24.80%	0.98%	0.26%	51%	$11
2019	$11.77	0.07	1.66	1.73	(0.15)	(1.07)	(1.22)	$12.28	17.09%	0.98%	0.63%	68%	$6
2018	$13.73	0.11	(1.27)	(1.16)	(0.16)	(0.64)	(0.80)	$11.77	(9.03)%	0.97%	0.82%	69%	$5
2017(3)	$11.48	0.08	2.17	2.25	—	—	—	$13.73	19.60%	0.97%(4)	0.99%(4)	57%(5)	$6
R6 Class
2020	$12.28	0.05	2.99	3.04	(0.05)	(0.04)	(0.09)	$15.23	24.99%	0.83%	0.41%	51%	$55,137
2019	$11.77	0.09	1.65	1.74	(0.16)	(1.07)	(1.23)	$12.28	17.28%	0.83%	0.78%	68%	$37,088
2018	$13.75	0.14	(1.29)	(1.15)	(0.19)	(0.64)	(0.83)	$11.77	(8.93)%	0.82%	0.97%	69%	$38,315
2017	$10.53	0.15	3.16	3.31	(0.09)	—	(0.09)	$13.75	31.68%	0.82%	1.15%	57%	$29,846
2016	$12.20	0.14	(1.10)	(0.96)	(0.09)	(0.62)	(0.71)	$10.53	(8.19)%	0.83%	1.18%	70%	$37,903

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through November 30, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Growth Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of International Growth Fund of the American Century World Mutual Funds, Inc. as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None
28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In
31

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information
32

regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides
33

a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2020.

The fund hereby designates $4,645,125, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2020.

For the fiscal year ended November 30, 2020, the fund intends to pass through to shareholders foreign source income of $17,944,033 and foreign taxes paid of $1,608,475, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2020 are $0.1833 and $0.0164, respectively.
36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91027 2101

Annual Report

November 30, 2020

International Opportunities Fund
Investor Class (AIOIX)
I Class (ACIOX)
A Class (AIVOX)
C Class (AIOCX)
R Class (AIORX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Recovered from Pandemic-Fueled Sell-Off

In late 2019, broad market sentiment was generally upbeat. Dovish central banks in developed markets, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most economic activity and triggering a deep global recession. Global stocks sold off sharply amid a widespread flight to safety. Quick and aggressive action from the Federal Reserve and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of November, most data suggested economies were recovering. But at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures that threatened the economic recovery.

Overall, global stocks overcame the effects of the early 2020 sell-off to deliver solid gains for the 12-month period. Emerging markets stocks rallied and outperformed developed markets stocks, while growth stocks significantly outpaced value stocks worldwide.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is now approved and in limited distribution, and medical professionals continue to develop better treatment protocols. Until the vaccine is widely available, investors likely will face periods of outbreak-related disruptions, economic uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	AIOIX	28.52%	10.96%	9.97%	6/1/01
MSCI ACWI ex-U.S. Small Cap Growth Index	—	21.09%	9.49%	7.20%	—
I Class	ACIOX	28.84%	11.17%	10.17%	1/9/03
A Class	AIVOX				3/1/10
No sales charge		28.28%	10.68%	9.70%
With sales charge		20.95%	9.38%	9.06%
C Class	AIOCX	27.26%	9.85%	8.87%	3/1/10
R Class	AIORX	27.96%	10.40%	9.41%	3/1/10
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2020
Investor Class — $25,884

MSCI ACWI ex-U.S. Small Cap Growth Index — $20,059

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
1.43%	1.23%	1.68%	2.43%	1.93%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Trevor Gurwich, Federico Laffan and Pratik Patel

Performance Summary

International Opportunities returned 28.52%* for the fiscal year ended November 30, 2020. By comparison, the MSCI ACWI ex-U.S. Small Cap Growth Index (the fund’s benchmark) returned 21.09%.

Non-U.S. small-cap stocks delivered strong positive performance for the 12-month period, despite heightened volatility. The period started out on a positive note, as healthy earnings and hopes for a U.S.-China trade deal pushed stocks higher in the fourth quarter of 2019. Stocks then suffered a sharp and rapid sell-off in the first quarter of 2020, as efforts to contain the COVID-19 pandemic led to economic disruptions and lockdown orders. Unprecedented monetary and fiscal stimulus stabilized asset markets and set the stage for a second-quarter market rebound, as many countries started to reopen their economies. Stock gains extended into the third quarter, aided by resilient economic growth and better-than-expected corporate earnings. Progress toward a COVID-19 vaccine helped stocks end the 12-month period on a strong note, even though a second wave of the virus led to new lockdowns, especially in Europe. Small-cap stocks outperformed large caps over the 12-month period, while growth stocks outperformed value. Stock selection, especially in information technology and consumer discretionary, lifted relative performance. The fund’s positioning in the energy sector and its stock selection in the real estate sector detracted from relative performance. From a geographic standpoint, stock selection in Japan contributed, while stock selection in Norway detracted.

Information Technology Holdings Supported Outperformance

Stock selection in information technology was a strong driver of relative performance, as a number of holdings benefited from secular changes that accelerated due to COVID-19. Sinch, a top sector contributor, provides cloud communications solutions that supported virtual connectivity during the pandemic. Sinch also expanded its business reach through its acquisitions of Wavy, a leading business messaging provider in Latin America, and ACL Mobile, a cloud services provider in India.

South Korea-based life sciences company Seegene, another prominent contributor, developed a time-efficient COVID-19 diagnostic test that was in high demand as the virus spread worldwide. Meal delivery services company HelloFresh was also a notable performer, as pandemic-related lockdown orders fueled demand for the delivered meal kits. In both cases, we exited our positions after a period of strong stock performance, and we used the proceeds to invest in other companies we believed offered more attractive risk/reward potential. Several China-based holdings were also strong contributors, notably A-Living Smart City Services. This property management services company benefited from an economic rebound as China emerged from its coronavirus lockdowns. It also reported strong fiscal year results and a positive outlook. We sold the stock after this period of outperformance, taking our profits.

Pandemic Economic Disruptions Pressured Several Investments

The pandemic created economic headwinds for other holdings. Residential homebuilder Bellway was a prominent detractor, as lockdowns disrupted construction activity in the U.K. The virus also delayed urban redevelopment projects in China, dampening revenue growth for China-based urban property developer Times China Holdings, another detractor. We exited both positions due to uncertain earnings outlooks.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

WNS Holdings, another detractor, is a global provider of business process management services. It faced short-term uncertainty due to its exposure to leisure and hospitality, two industries hard hit by the pandemic. Our concerns about a potential decline in near-term billings led us to sell the position. We also liquidated our holdings in Indonesia-based Bank BTPN Syariah, a notable detractor that faced heightened economic uncertainty and credit risk due to the pandemic.

Outlook

We believe our portfolio is well positioned, supported by a broad array of stocks with strong company-specific drivers. We own names benefiting from secular changes created by COVID-19, as well as investments that may benefit from an economic recovery and a potential return to normal activity in 2021. Our search for companies with the potential for accelerating earnings led us to increase our weighting in industrials, a sector exposed to economic recovery. As a result, the sector ended the period as a large relative overweight.

Information technology and consumer discretionary remain prominent overweights. Information technology investments include a broad range of holdings in IT services, software and semiconductors. We have also found opportunities supported by growth in e-commerce, cloud computing, software as a service and 5G network build-out. We added to our weighting in consumer discretionary, launching investments in companies we believe are inflecting positively and have sustainable earnings growth potential. The fund is underweight in health care and real estate, sectors where we have found fewer compelling investments.

From a regional standpoint, our bottom-up stock selection has led to an overweight in Europe, although we lightened our regional exposure somewhat during the period. The fund is underweight in Asia, including Japan. It is slightly underweight in the emerging markets, but holds a modest overweight in China due to investment opportunities we have identified there.

6

Fund Characteristics

NOVEMBER 30, 2020
Top Ten Holdings	% of net assets
China Yongda Automobiles Services Holdings Ltd.	1.6%
Seven Group Holdings Ltd.	1.5%
flatexDEGIRO AG	1.5%
Metso Outotec Oyj	1.5%
SOITEC	1.4%
BHG Group AB	1.3%
Samhallsbyggnadsbolaget i Norden AB	1.3%
Kingsoft Cloud Holdings Ltd., ADR	1.2%
Zeon Corp.	1.2%
Kornit Digital Ltd.	1.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.8%
Temporary Cash Investments	1.1%
Temporary Cash Investments - Securities Lending Collateral	0.9%
Other Assets and Liabilities	(0.8)%

Investments by Country	% of net assets
Japan	17.1%
United Kingdom	11.3%
Sweden	9.4%
Canada	8.4%
Taiwan	7.2%
Australia	5.5%
Germany	4.7%
China	4.5%
South Korea	3.9%
Switzerland	3.4%
Brazil	3.3%
Netherlands	3.1%
Israel	2.8%
Denmark	2.8%
Hong Kong	2.5%
Finland	2.4%
France	2.2%
Other Countries	4.3%
Cash and Equivalents*	1.2%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Expenses Paid During Period(1) 6/1/20 - 11/30/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,265.90	$7.93	1.40%
I Class	$1,000	$1,266.70	$6.80	1.20%
A Class	$1,000	$1,264.00	$9.34	1.65%
C Class	$1,000	$1,258.20	$13.55	2.40%
R Class	$1,000	$1,262.70	$10.75	1.90%
Hypothetical
Investor Class	$1,000	$1,018.00	$7.06	1.40%
I Class	$1,000	$1,019.00	$6.06	1.20%
A Class	$1,000	$1,016.75	$8.32	1.65%
C Class	$1,000	$1,013.00	$12.08	2.40%
R Class	$1,000	$1,015.50	$9.57	1.90%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2020

	Shares	Value
COMMON STOCKS — 98.8%
Australia — 5.5%
Breville Group Ltd.	183,781	$3,252,277
carsales.com Ltd.	207,850	3,103,048
Gold Road Resources Ltd.(1)	41,303	36,528
Kogan.com Ltd.	371,882	4,483,108
NEXTDC Ltd.(1)	941,499	7,784,357
Redbubble Ltd.(1)	978,360	3,739,829
Seven Group Holdings Ltd.(2)	631,321	10,207,468
Temple & Webster Group Ltd.(1)(2)	542,830	3,925,689
		36,532,304
Belgium — 0.3%
Warehouses De Pauw, CVA	68,185	2,315,354
Brazil — 3.3%
Duratex SA	1,097,100	3,899,053
Locaweb Servicos de Internet SA(1)	340,600	4,194,083
Pet Center Comercio e Participacoes SA(1)	1,216,048	4,274,123
Randon SA Implementos e Participacoes, Preference Shares	2,261,300	6,162,500
TOTVS SA	651,600	3,332,557
		21,862,316
Canada — 8.4%
Alamos Gold, Inc., Class A, (New York)	437,105	3,614,858
BRP, Inc.	102,227	5,831,985
CAE, Inc.	286,632	6,934,610
Canada Goose Holdings, Inc.(1)	93,731	3,117,149
Descartes Systems Group, Inc. (The)(1)	73,813	4,376,946
Element Fleet Management Corp.	682,321	6,940,372
FirstService Corp.	41,016	5,593,866
Innergex Renewable Energy, Inc.	215,962	4,273,676
Kinaxis, Inc.(1)	23,780	3,585,036
Nuvei Corp.(1)	96,303	4,526,241
TFI International, Inc.	150,270	7,625,158
		56,419,897
China — 4.5%
China Lesso Group Holdings Ltd.	2,766,000	4,944,922
China Yongda Automobiles Services Holdings Ltd.	6,312,000	10,806,223
GDS Holdings Ltd., ADR(1)	36,774	3,310,763
Kingsoft Cloud Holdings Ltd., ADR(1)(2)	204,258	8,217,299
Times Neighborhood Holdings Ltd.	2,883,000	2,866,568
		30,145,775
Denmark — 2.8%
ALK-Abello A/S(1)	18,198	6,451,475
Netcompany Group A/S(1)	76,251	7,082,210
Royal Unibrew A/S	49,572	5,192,098
		18,725,783
Finland — 2.4%
Huhtamaki Oyj	125,323	6,289,959
Metso Outotec Oyj	1,096,210	9,787,829
		16,077,788
10

	Shares	Value
France — 2.2%
APERAM SA	43,259	$1,647,044
Elis SA(1)	242,750	3,962,427
SOITEC(1)	51,936	9,048,544
		14,658,015
Germany — 4.7%
CompuGroup Medical SE & Co. KgaA	48,103	4,776,803
flatexDEGIRO AG(1)	148,528	9,917,091
Gerresheimer AG	45,056	5,246,446
Sixt SE(1)	50,454	5,783,094
Stroeer SE & Co. KGaA	62,352	5,582,648
		31,306,082
Hong Kong — 2.5%
Man Wah Holdings Ltd.	3,706,000	6,839,443
Melco International Development Ltd.	1,659,000	3,139,484
Minth Group Ltd.	1,296,000	6,451,438
		16,430,365
Israel — 2.8%
Inmode Ltd.(1)	147,075	6,335,991
Kornit Digital Ltd.(1)	95,682	8,072,690
Nova Measuring Instruments Ltd.(1)	68,292	4,407,566
		18,816,247
Japan — 17.1%
Anritsu Corp.	276,400	6,313,460
BASE, Inc.(1)	37,300	3,427,995
Cosmos Pharmaceutical Corp.	13,200	2,276,941
en-japan, Inc.	129,700	4,008,468
Harmonic Drive Systems, Inc.	43,300	3,458,123
Hennge KK(1)	37,200	2,505,292
IR Japan Holdings Ltd.	27,500	4,394,021
Japan Steel Works Ltd. (The)	214,600	5,201,028
JMDC, Inc.(1)	87,900	4,468,630
Kakaku.com, Inc.	154,600	4,319,545
Kobe Bussan Co. Ltd.	121,600	4,244,879
Mabuchi Motor Co. Ltd.	129,500	5,784,745
Menicon Co. Ltd.	66,800	4,154,503
Mercari, Inc.(1)	112,900	5,179,277
Nabtesco Corp.	186,300	7,644,866
Nihon Kohden Corp.	94,500	2,994,277
Nippon Gas Co. Ltd.	151,700	7,632,956
Open House Co. Ltd.	191,000	7,566,466
Rakus Co. Ltd.	158,800	3,710,984
SHIFT, Inc.(1)	42,800	6,355,388
SHO-BOND Holdings Co. Ltd.	128,800	6,414,954
UT Group Co. Ltd.(1)	140,400	4,431,965
Zeon Corp.	655,000	8,106,996
		114,595,759
Netherlands — 3.1%
Alfen Beheer BV(1)	55,784	4,530,339
ASM International NV	34,630	6,097,473
Basic-Fit NV(1)(2)	145,947	5,302,300
11

	Shares	Value
IMCD NV	38,605	$4,824,307
		20,754,419
Norway — 1.8%
Bakkafrost P/F(1)	78,102	4,876,341
LINK Mobility Group Holding ASA(1)	578,055	3,248,997
NEL ASA(1)	1,547,856	4,257,105
		12,382,443
Panama — 0.7%
Copa Holdings SA, Class A	57,669	4,596,219
Poland — 0.9%
Dino Polska SA(1)	86,054	5,769,663
South Korea — 3.9%
Cosmax, Inc.	17,682	1,525,929
Douzone Bizon Co. Ltd.	34,261	3,276,748
Hugel, Inc.(1)	33,565	5,969,289
Mando Corp.	97,454	4,290,644
SK Materials Co. Ltd.	30,066	7,068,408
Zinus, Inc.	44,071	4,121,735
		26,252,753
Sweden — 9.4%
AddTech AB, B Shares	496,996	6,247,009
BHG Group AB(1)	473,193	8,671,613
Embracer Group AB(1)	191,903	3,890,163
Lifco AB, B Shares	67,294	5,496,596
Lindab International AB	254,567	4,423,195
MIPS AB	36,137	1,812,403
Nordic Entertainment Group AB, B Shares(1)	93,364	4,643,400
Samhallsbyggnadsbolaget i Norden AB(2)	2,503,795	8,494,447
Sinch AB(1)	57,365	7,511,192
Stillfront Group AB(1)	69,683	7,998,583
Trelleborg AB, B Shares(1)	194,984	4,025,302
		63,213,903
Switzerland — 3.4%
Cembra Money Bank AG	52,696	6,099,453
SIG Combibloc Group AG(1)	302,360	6,956,409
Tecan Group AG	8,106	3,556,412
Zur Rose Group AG(1)	21,140	6,340,569
		22,952,843
Taiwan — 7.2%
Accton Technology Corp.	753,000	6,325,386
Airtac International Group	232,000	6,765,668
Alchip Technologies Ltd.	261,000	6,131,330
ASPEED Technology, Inc.	66,000	3,271,321
Chailease Holding Co. Ltd.	1,125,297	6,166,617
Genius Electronic Optical Co. Ltd.	250,000	5,596,956
LandMark Optoelectronics Corp.	335,000	3,247,478
Merida Industry Co. Ltd.	560,000	4,917,385
Nien Made Enterprise Co. Ltd.	488,000	5,768,746
		48,190,887
Thailand — 0.6%
Sri Trang Gloves Thailand PCL	1,514,500	3,808,413
12

	Shares	Value
United Kingdom — 11.3%
ASOS plc(1)	97,016	$5,983,875
boohoo Group plc(1)	807,856	3,392,162
Electrocomponents plc	729,685	7,849,854
Endava plc, ADR(1)	107,700	6,762,483
Fevertree Drinks plc	125,624	3,868,714
Future plc	244,731	5,531,665
Games Workshop Group plc	36,684	4,812,001
HomeServe plc	281,932	3,918,691
Howden Joinery Group plc(1)	544,844	4,569,451
Intermediate Capital Group plc	346,968	7,544,446
IWG plc(1)	904,603	3,880,672
JD Sports Fashion plc	332,739	3,450,646
JET2 plc	239,803	4,470,140
Weir Group plc (The)(1)	314,416	6,995,914
WH Smith plc	135,084	2,542,979
		75,573,693
TOTAL COMMON STOCKS (Cost $486,649,485)		661,380,921
TEMPORARY CASH INVESTMENTS — 1.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.625% - 1.375%, 1/31/25 - 5/15/30, valued at $3,648,079), in a joint trading account at 0.06%, dated 11/30/20, due 12/1/20 (Delivery value $3,573,209)		3,573,203
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625%, 5/15/30, valued at $4,097,406), at 0.07%, dated 11/30/20, due 12/1/20 (Delivery value $4,017,008)		4,017,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	189	189
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,590,392)		7,590,392
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $5,961,758)	5,961,758	5,961,758
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $500,201,635)		674,933,071
OTHER ASSETS AND LIABILITIES — (0.8)%		(5,371,375)
TOTAL NET ASSETS — 100.0%		$669,561,696

13

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	27.0%
Information Technology	20.1%
Consumer Discretionary	17.5%
Health Care	7.1%
Materials	5.6%
Financials	5.4%
Communication Services	5.2%
Consumer Staples	5.1%
Real Estate	4.1%
Utilities	1.7%
Cash and Equivalents*	1.2%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $23,787,391. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $25,205,791, which includes securities collateral of $19,244,033.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

NOVEMBER 30, 2020
Assets
Investment securities, at value (cost of $494,239,877) — including $23,787,391 of securities on loan	$668,971,313
Investment made with cash collateral received for securities on loan, at value (cost of $5,961,758)	5,961,758
Total investment securities, at value (cost of $500,201,635)	674,933,071
Receivable for investments sold	2,763,090
Receivable for capital shares sold	243,016
Dividends and interest receivable	1,425,356
Securities lending receivable	75,006
Other assets	150,887
679,590,426

Liabilities
Payable for collateral received for securities on loan	5,961,758
Payable for investments purchased	1,613,038
Payable for capital shares redeemed	1,692,172
Accrued management fees	711,279
Distribution and service fees payable	2,783
Accrued other expenses	47,700
10,028,730

Net Assets	$669,561,696

Net Assets Consist of:
Capital (par value and paid-in surplus)	$484,375,669
Distributable earnings	185,186,027
$669,561,696

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$565,150,473	43,640,868	$12.95
I Class, $0.01 Par Value	$94,818,449	7,235,466	$13.10
A Class, $0.01 Par Value	$7,213,676	562,424	$12.83*
C Class, $0.01 Par Value	$980,780	80,177	$12.23
R Class, $0.01 Par Value	$1,398,318	110,217	$12.69
*Maximum offering price $13.61 (net asset value divided by 0.9425).

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $568,194)	$6,672,508
Securities lending, net	681,410
Interest	19,918
7,373,836

Expenses:
Management fees	7,828,508
Distribution and service fees:
A Class	14,901
C Class	9,999
R Class	6,993
Directors' fees and expenses	18,182
Other expenses	74,862
7,953,445

Net investment income (loss)	(579,609)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	64,372,749
Foreign currency translation transactions	(449,341)
63,923,408

Change in net unrealized appreciation (depreciation) on:
Investments	83,118,939
Translation of assets and liabilities in foreign currencies	59,040
83,177,979

Net realized and unrealized gain (loss)	147,101,387

Net Increase (Decrease) in Net Assets Resulting from Operations	$146,521,778

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2020 AND NOVEMBER 30, 2019
Increase (Decrease) in Net Assets	November 30, 2020	November 30, 2019
Operations
Net investment income (loss)	$(579,609)	$1,280,885
Net realized gain (loss)	63,923,408	(21,239,172)
Change in net unrealized appreciation (depreciation)	83,177,979	73,447,110
Net increase (decrease) in net assets resulting from operations	146,521,778	53,488,823

Distributions to Shareholders
From earnings:
Investor Class	(4,749,297)	(4,040,078)
I Class	(906,124)	(1,741,335)
A Class	(42,373)	(235,473)
C Class	—	(37,726)
R Class	(8,828)	(37,055)
Decrease in net assets from distributions	(5,706,622)	(6,091,667)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(58,197,577)	344,439,095

Net increase (decrease) in net assets	82,617,579	391,836,251

Net Assets
Beginning of period	586,944,117	195,107,866
End of period	$669,561,696	$586,944,117

See Notes to Financial Statements.
17

Notes to Financial Statements

NOVEMBER 30, 2020

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$5,961,758	—	—	—	$5,961,758
Gross amount of recognized liabilities for securities lending transactions					$5,961,758

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

20

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2020 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.200% to 1.550%	1.38%
I Class	1.000% to 1.350%	1.18%
A Class	1.200% to 1.550%	1.38%
C Class	1.200% to 1.550%	1.38%
R Class	1.200% to 1.550%	1.38%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $1,439,950 and there were no interfund sales.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2020 were $750,660,838 and $820,441,860, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2020		Year ended November 30, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	670,000,000		670,000,000
Sold	2,429,434	$26,155,762	1,797,671	$16,830,632
Issued in connection with reorganization (Note 9)	—	—	40,955,922	383,355,227
Issued in reinvestment of distributions	424,410	4,426,599	451,144	3,798,635
Redeemed	(8,317,924)	(84,020,321)	(8,147,671)	(76,163,088)
	(5,464,080)	(53,437,960)	35,057,066	327,821,406
I Class/Shares Authorized	95,000,000		95,000,000
Sold	2,092,097	23,001,037	5,139,468	48,841,767
Issued in connection with reorganization (Note 9)	—	—	421,079	3,982,794
Issued in reinvestment of distributions	83,972	885,061	199,378	1,694,714
Redeemed	(2,578,345)	(27,119,055)	(3,762,721)	(35,422,411)
	(402,276)	(3,232,957)	1,997,204	19,096,864
A Class/Shares Authorized	40,000,000		40,000,000
Sold	106,306	1,177,267	158,713	1,467,674
Issued in connection with reorganization (Note 9)	—	—	177,679	1,649,159
Issued in reinvestment of distributions	4,036	41,817	27,875	233,036
Redeemed	(150,485)	(1,530,563)	(641,483)	(5,872,162)
	(40,143)	(311,479)	(277,216)	(2,522,293)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	11,523	126,662	3,889	34,345
Issued in connection with reorganization (Note 9)	—	—	51,598	459,815
Issued in reinvestment of distributions	—	—	4,318	34,674
Redeemed	(39,923)	(427,777)	(110,458)	(984,176)
	(28,400)	(301,115)	(50,653)	(455,342)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	51,608	543,660	70,350	647,214
Issued in connection with reorganization (Note 9)	—	—	15,327	140,954
Issued in reinvestment of distributions	859	8,819	4,470	37,055
Redeemed	(139,258)	(1,466,545)	(35,273)	(326,763)
	(86,791)	(914,066)	54,874	498,460
Net increase (decrease)	(6,021,690)	$(58,197,577)	36,781,275	$344,439,095

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

22

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Canada	$3,614,858	$52,805,039	—
China	11,528,062	18,617,713	—
Israel	18,816,247	—	—
Panama	4,596,219	—	—
United Kingdom	6,762,483	68,811,210	—
Other Countries	—	475,829,090	—
Temporary Cash Investments	189	7,590,203	—
Temporary Cash Investments - Securities Lending Collateral	5,961,758	—	—
	$51,279,816	$623,653,255	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 22, 2020, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 21, 2020 of $0.4285 for the Investor Class, I Class, A Class, C Class and R Class.

The tax character of distributions paid during the years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$5,367,829	$1,154,494
Long-term capital gains	$338,793	$4,937,173

23

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$511,103,146
Gross tax appreciation of investments	$168,527,130
Gross tax depreciation of investments	(4,697,205)
Net tax appreciation (depreciation) of investments	163,829,925
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(47,665)
Net tax appreciation (depreciation)	$163,782,260
Undistributed ordinary income	—
Accumulated long-term gains	$21,904,938
Late-year ordinary loss deferral	$(501,171)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

9. Reorganization

On December 4, 2018, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of International Discovery Fund, one fund in a series issued by the corporation, were transferred to International Opportunities Fund in exchange for shares of International Opportunities Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of International Opportunities Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on March 22, 2019.

The reorganization was accomplished by a tax-free exchange of shares. On March 22, 2019, International Discovery Fund exchanged its shares for shares of International Opportunities Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
International Discovery Fund – Investor Class	28,522,874	International Opportunities Fund – Investor Class	40,955,922
International Discovery Fund – I Class	292,253	International Opportunities Fund – I Class	421,079
International Discovery Fund – A Class	126,350	International Opportunities Fund – A Class	177,679
International Discovery Fund – C Class	36,343	International Opportunities Fund – C Class	51,598
International Discovery Fund – R Class	10,698	International Opportunities Fund – R Class	15,327

The net assets of International Discovery Fund and International Opportunities Fund immediately before the reorganization were $389,587,949 and $193,535,172, respectively. International Discovery Fund's unrealized appreciation of $8,083,173 was combined with that of International Opportunities Fund. Immediately after the reorganization, the combined net assets were $583,123,121.

24

Assuming the reorganization had been completed on December 1, 2018, the beginning of the annual reporting period, the pro forma results of operations for the period ended November 30, 2019 are as follows:

Net investment income (loss)	$234,506
Net realized and unrealized gain (loss)	73,557,788
Net increase (decrease) in net assets resulting from operations	$73,792,294

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of International Discovery Fund that have been included in the fund’s Statement of Operations since March 22, 2019.

25

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$10.17	(0.01)	2.89	2.88	(0.10)	—	(0.10)	$12.95	28.52%	1.40%	1.40%	(0.12)%	(0.12)%	131%	$565,150
2019	$9.33	0.01	1.13	1.14	(0.05)	(0.25)	(0.30)	$10.17	12.88%	1.46%	1.46%	0.23%	0.23%	124%	$499,296
2018	$11.94	0.01	(1.51)	(1.50)	(0.06)	(1.05)	(1.11)	$9.33	(13.98)%	1.48%	1.62%	0.07%	(0.07)%	140%	$131,043
2017	$8.49	(0.01)	3.46	3.45	—(3)	—	—(3)	$11.94	40.69%	1.53%	1.73%	(0.11)%	(0.31)%	124%	$163,540
2016	$9.08	(0.01)	(0.36)	(0.37)	(0.08)	(0.14)	(0.22)	$8.49	(4.14)%	1.54%	1.74%	(0.07)%	(0.27)%	130%	$108,184
I Class
2020	$10.29	0.01	2.92	2.93	(0.12)	—	(0.12)	$13.10	28.84%	1.20%	1.20%	0.08%	0.08%	131%	$94,818
2019	$9.44	0.03	1.14	1.17	(0.07)	(0.25)	(0.32)	$10.29	13.06%	1.26%	1.26%	0.43%	0.43%	124%	$78,575
2018	$12.07	0.04	(1.54)	(1.50)	(0.08)	(1.05)	(1.13)	$9.44	(13.81)%	1.28%	1.42%	0.27%	0.13%	140%	$53,224
2017	$8.58	0.02	3.49	3.51	(0.02)	—	(0.02)	$12.07	41.01%	1.33%	1.53%	0.09%	(0.11)%	124%	$10,529
2016	$9.18	0.01	(0.38)	(0.37)	(0.09)	(0.14)	(0.23)	$8.58	(4.05)%	1.34%	1.54%	0.13%	(0.07)%	130%	$6,674

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$10.07	(0.04)	2.87	2.83	(0.07)	—	(0.07)	$12.83	28.28%	1.65%	1.65%	(0.37)%	(0.37)%	131%	$7,214
2019	$9.24	(0.02)	1.13	1.11	(0.03)	(0.25)	(0.28)	$10.07	12.60%	1.71%	1.71%	(0.02)%	(0.02)%	124%	$6,067
2018	$11.84	(0.02)	(1.50)	(1.52)	(0.03)	(1.05)	(1.08)	$9.24	(14.25)%	1.73%	1.87%	(0.18)%	(0.32)%	140%	$8,131
2017	$8.43	(0.03)	3.44	3.41	—	—	—	$11.84	40.45%	1.78%	1.98%	(0.36)%	(0.56)%	124%	$12,855
2016	$9.03	(0.03)	(0.37)	(0.40)	(0.06)	(0.14)	(0.20)	$8.43	(4.47)%	1.79%	1.99%	(0.32)%	(0.52)%	130%	$14,156
C Class
2020	$9.61	(0.11)	2.73	2.62	—	—	—	$12.23	27.26%	2.40%	2.40%	(1.12)%	(1.12)%	131%	$981
2019	$8.86	(0.07)	1.07	1.00	—	(0.25)	(0.25)	$9.61	11.77%	2.46%	2.46%	(0.77)%	(0.77)%	124%	$1,044
2018	$11.44	(0.10)	(1.43)	(1.53)	—	(1.05)	(1.05)	$8.86	(14.93)%	2.48%	2.62%	(0.93)%	(1.07)%	140%	$1,411
2017	$8.21	(0.11)	3.34	3.23	—	—	—	$11.44	39.46%	2.53%	2.73%	(1.11)%	(1.31)%	124%	$2,453
2016	$8.81	(0.09)	(0.36)	(0.45)	(0.01)	(0.14)	(0.15)	$8.21	(5.17)%	2.54%	2.74%	(1.07)%	(1.27)%	130%	$1,579
R Class
2020	$9.96	(0.07)	2.84	2.77	(0.04)	—	(0.04)	$12.69	27.96%	1.90%	1.90%	(0.62)%	(0.62)%	131%	$1,398
2019	$9.14	(0.04)	1.12	1.08	(0.01)	(0.25)	(0.26)	$9.96	12.33%	1.96%	1.96%	(0.27)%	(0.27)%	124%	$1,962
2018	$11.72	(0.05)	(1.48)	(1.53)	—(3)	(1.05)	(1.05)	$9.14	(14.46)%	1.98%	2.12%	(0.43)%	(0.57)%	140%	$1,300
2017	$8.37	(0.06)	3.41	3.35	—	—	—	$11.72	40.02%	2.03%	2.23%	(0.61)%	(0.81)%	124%	$939
2016	$8.97	(0.05)	(0.37)	(0.42)	(0.04)	(0.14)	(0.18)	$8.37	(4.69)%	2.04%	2.24%	(0.57)%	(0.77)%	130%	$658

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3) Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Opportunities Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of International Opportunities Fund of the American Century World Mutual Funds, Inc. as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None
30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In
33

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information
34

regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides
35

a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

36

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

38

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2020.

The fund hereby designates $338,793, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2020.

For the fiscal year ended November 30, 2020, the fund intends to pass through to shareholders foreign source income of $6,688,539 and foreign taxes paid of $273,815, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2020 are $0.1295 and $0.0053, respectively.
39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91032 2101

Annual Report

November 30, 2020

International Value Fund
Investor Class (ACEVX)
I Class (ACVUX)
A Class (MEQAX)
C Class (ACCOX)
R Class (ACVRX)
R6 Class (ACVDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Recovered from Pandemic-Fueled Sell-Off

In late 2019, broad market sentiment was generally upbeat. Dovish central banks in developed markets, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most economic activity and triggering a deep global recession. Global stocks sold off sharply amid a widespread flight to safety. Quick and aggressive action from the Federal Reserve and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of November, most data suggested economies were recovering. But at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures that threatened the economic recovery.

Overall, global stocks overcame the effects of the early 2020 sell-off to deliver solid gains for the 12-month period. Emerging markets stocks rallied and outperformed developed markets stocks, while growth stocks significantly outpaced value stocks worldwide.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is now approved and in limited distribution, and medical professionals continue to develop better treatment protocols. Until the vaccine is widely available, investors likely will face periods of outbreak-related disruptions, economic uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of November 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACEVX	6.69%	2.99%	4.05%	—	4/3/06
MSCI EAFE Value Index	—	-3.35%	2.90%	3.75%	—	—
I Class	ACVUX	6.93%	3.18%	4.27%	—	4/3/06
A Class	MEQAX					3/31/97
No sales charge		6.32%	2.72%	3.79%	—
With sales charge		0.25%	1.51%	3.19%	—
C Class	ACCOX	5.65%	1.96%	3.03%	—	4/3/06
R Class	ACVRX	6.16%	2.48%	3.54%	—	4/3/06
R6 Class	ACVDX	7.08%	3.34%	—	2.54%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2020
Investor Class — $14,883

MSCI EAFE Value Index — $14,456

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.16%	0.96%	1.41%	2.16%	1.66%	0.81%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Yulin Long and Tsuyoshi Ozaki

In March 2020, portfolio manager Tsuyoshi Ozaki replaced Elizabeth Xie on the fund’s management team.

Performance Summary

International Value rose 6.69%* for the fiscal year ended November 30, 2020, compared with the -3.35% return of its benchmark, the MSCI EAFE Value Index. Fund results reflect operating expenses, while benchmark returns do not.

Global stock markets declined sharply in early 2020 amid significant volatility as the coronavirus pandemic led to severe global economic disruptions. Global economic activity grinded to a halt as countries closed borders, restricted travel and instituted social distancing protocols. Additionally, a price war between Saudi Arabia and Russia drove oil prices to record lows, further straining global financial markets. Following unprecedented fiscal and monetary stimulus by governments and global central banks to support economic activity, financial markets began to recover. Despite historic declines in gross domestic product in most global regions during the second quarter of 2020, optimism surrounding COVID-19 vaccine trials and better-than-expected economic earnings data supported equity markets during much of the second half of the reporting period. Nevertheless, international value-oriented stocks ended the reporting period with declines as a second wave of the coronavirus spread globally. In that environment, performance of international equities varied widely by region and style with European stocks trailing Japanese equities and value equities underperforming growth stocks.

Our stock selection process incorporates factors of valuation, quality, growth and sentiment, while minimizing unintended risks among industries and other risk characteristics. Security selection in the financials sector contributed the most to the fund’s relative returns. Stock choices in the consumer discretionary, industrials and communication services sectors also benefited performance. Conversely, positioning in the energy sector detracted fractionally from relative returns.

Geographically, stock choices within Japan and the U.K. contributed the most to relative returns. In contrast, security selection in Norway and positioning in Ireland weighed modestly on the fund’s results.

Financials and Consumer Discretionary Stocks Drive Contribution

Diversified financial companies led outperformance in the financials sector. Sweden-based Kinnevik was among the top sector and fund contributors to relative performance. The investment company, with a primary focus on digital consumer businesses, benefited from changing consumer behavior during the pandemic. Kinnevik reported strong financial results as consumers increasingly turned to online platforms for activities like shopping and health care services. Limited exposure to banks also helped relative performance as returns of many banks were constrained by lower demand for financial products and increased loan default provisions during the pandemic’s economic uncertainty.

*All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

In the consumer discretionary sector, auto components manufacturers were key drivers of outperformance. An overweight position in France-based automotive supplier Valeo was a leading driver of the sector’s relative gains. The company’s stock price advanced amid improving economic activity and a resumption of vehicle manufacturing in China following the lifting of coronavirus lockdowns. Denmark-based jewelry maker Pandora also supported the sector’s returns, rising on strong online sales despite limited foot traffic at its stores.

A number of stocks in the industrials and communication services sectors also supported the fund’s outperformance. In industrials, Kone Oyj, a Finland-based engineering company, advanced on recovering demand for elevators and escalators in China, along with signs of resiliency in some residential construction markets. Several Japan-based stocks drove relative gains in the communication services sector, including entertainment company Nintendo, which benefited from higher purchases of video games and gaming consoles by consumers staying at home. Wireless telecommunication services provider NTT DOCOMO advanced amid expectations of 5G service rollouts. We ultimately exited the position.

Australia-based Fortescue Metals Group also contributed prominently to relative performance. The metals and mining company posted record shipments and profits as China’s economic recovery and ongoing supply disruptions in Brazil drove iron ore prices sharply higher.

Energy Sector Detracted Fractionally From Relative Results

Positioning in the energy sector, particularly in the energy equipment and services industry, detracted modestly from the fund’s relative returns. Overweight exposure to Italy-based Tenaris, a company that provides pipes and services to the energy industry, held back performance. The company’s stock price fell as sales decreased due to sharply lower global oil drilling activity. Elsewhere in the sector, U.K.-based Royal Dutch Shell and Norway-based Aker BP also declined along with the price of crude oil amid weakening demand due to the pandemic. We maintain exposure to Royal Dutch Shell based on strong valuation and quality factors, but exited our position in Aker BP.

Underweight exposure to Australia-based BHP Group also weighed on relative returns. The diversified mining company’s stock advanced amid higher prices and demand for industrial metals like iron ore and copper as economic activity in China, the world’s largest metals consumer, resumed. An overweight position in Spain-based bank Banco Bilbao Vizcaya Argentaria, which posted sharp coronavirus-related losses amid falling interest rates and rising nonperforming loans, also held back gains. Nevertheless, the stock’s valuation factors remain very attractive.

Portfolio Positioning

As we approach 2021, global economies continue to grapple with uncertainty surrounding the coronavirus pandemic. We believe our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies. We employ a structured, disciplined investment approach for both stock selection and portfolio construction. We incorporate measures of valuation, quality, growth and sentiment into our stock selection process with the aim of producing consistent long-term performance. We seek to maintain balanced exposure to our fundamentally based, multidimensional drivers of stock returns, applying bottom-up research and analysis on individual stocks to determine positioning. As a result of this approach and our risk-control process, which seeks to limit active risk at the country, sector and industry level, we will have only modest overweights/underweights at any given time. As of November 30, 2020, the fund’s largest overweight positions are in the financials and consumer discretionary sectors. The fund’s largest underweights are in the consumer staples and real estate sectors. Geographically, the fund is overweight in Europe, notably in Spain, the Netherlands, France and Sweden, and underweight in Asia Pacific, particularly to Japan.

Fund Characteristics

NOVEMBER 30, 2020
Top Ten Holdings	% of net assets
TOTAL SE	2.3%
Novartis AG	2.0%
GlaxoSmithKline plc	1.7%
Zurich Insurance Group AG	1.7%
Royal Dutch Shell plc, B Shares	1.6%
Iberdrola SA	1.6%
Rio Tinto plc	1.5%
Bayerische Motoren Werke AG	1.5%
BNP Paribas SA	1.4%
Allianz SE	1.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.3%
Rights	—*
Warrant	—*
Total Equity Exposure	97.3%
Temporary Cash Investments	2.0%
Temporary Cash Investments - Securities Lending Collateral	0.4%
Other Assets and Liabilities	0.3%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
United Kingdom	18.0%
Japan	17.3%
France	12.1%
Germany	11.8%
Australia	7.8%
Switzerland	6.4%
Spain	5.0%
Sweden	3.6%
Italy	3.5%
Singapore	2.9%
Netherlands	2.8%
Other Countries	6.1%
Cash and Equivalents*	2.7%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Expenses Paid During Period(1) 6/1/20 - 11/30/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,197.50	$6.37	1.16%
I Class	$1,000	$1,197.90	$5.27	0.96%
A Class	$1,000	$1,194.50	$7.74	1.41%
C Class	$1,000	$1,192.10	$11.84	2.16%
R Class	$1,000	$1,195.40	$9.11	1.66%
R6 Class	$1,000	$1,199.70	$4.45	0.81%
Hypothetical
Investor Class	$1,000	$1,019.20	$5.86	1.16%
I Class	$1,000	$1,020.20	$4.85	0.96%
A Class	$1,000	$1,017.95	$7.11	1.41%
C Class	$1,000	$1,014.20	$10.88	2.16%
R Class	$1,000	$1,016.70	$8.37	1.66%
R6 Class	$1,000	$1,020.95	$4.09	0.81%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

NOVEMBER 30, 2020

	Shares	Value
COMMON STOCKS — 97.3%
Australia — 7.8%
Aristocrat Leisure Ltd.	19,447	$458,061
Australia & New Zealand Banking Group Ltd.	27,005	449,179
BHP Group Ltd.	15,687	435,603
BlueScope Steel Ltd.	19,085	239,757
Commonwealth Bank of Australia	6,171	358,420
Fortescue Metals Group Ltd.	49,925	668,454
Magellan Financial Group Ltd.	3,631	157,862
National Australia Bank Ltd.	9,905	166,573
Santos Ltd.	42,344	188,828
Wesfarmers Ltd.	8,987	326,377
Westpac Banking Corp.	11,193	164,788
Woodside Petroleum Ltd.	23,841	387,553
		4,001,455
Austria — 0.7%
Raiffeisen Bank International AG	10,564	200,307
voestalpine AG	5,626	180,259
		380,566
Belgium — 1.4%
Ageas SA/NV	7,143	350,278
Anheuser-Busch InBev SA	2,916	194,526
KBC Group NV(1)	2,471	171,507
		716,311
Denmark — 0.9%
AP Moller - Maersk A/S, A Shares	110	207,729
Pandora A/S	2,772	276,671
		484,400
Finland — 1.0%
Fortum Oyj	4,327	98,997
Kone Oyj, B Shares	4,714	394,832
		493,829
France — 12.1%
BNP Paribas SA(1)	13,737	700,058
Bouygues SA	4,867	193,255
CNP Assurances(1)	10,724	170,087
Covivio	1,569	127,776
Eiffage SA(1)	2,942	287,159
Hermes International	275	267,413
L'Oreal SA	673	245,656
Legrand SA	3,149	265,778
Peugeot SA(1)	16,680	391,151
Publicis Groupe SA	12,279	556,224
Safran SA(1)	2,148	311,966
Sanofi	4,168	419,376
Schneider Electric SE	2,786	386,485
Societe Generale SA(1)	12,248	242,182
TOTAL SE	28,248	1,197,528

	Shares	Value
Valeo SA	10,916	$421,246
Vinci SA	701	71,213
		6,254,553
Germany — 11.8%
adidas AG(1)	382	121,643
Allianz SE	2,910	686,170
Aroundtown SA(1)	23,776	164,825
BASF SE	4,249	310,839
Bayer AG	1,746	100,453
Bayerische Motoren Werke AG	8,677	755,464
Brenntag AG	7,485	571,617
Commerzbank AG(1)	20,120	124,868
Continental AG	3,859	525,040
Daimler AG	9,527	641,175
Deutsche Boerse AG	824	137,369
Deutsche Post AG	3,604	173,931
Deutsche Telekom AG	3,416	61,526
Hannover Rueck SE	708	118,505
HeidelbergCement AG	3,037	215,771
Muenchener Rueckversicherungs-Gesellschaft AG	2,189	609,931
Siemens AG	3,986	531,683
Siemens Energy AG(1)	1,993	59,362
Telefonica Deutschland Holding AG	61,035	168,341
		6,078,513
Hong Kong — 1.5%
BOC Hong Kong Holdings Ltd.	96,000	313,394
Hang Seng Bank Ltd.	17,100	297,758
Sands China Ltd.	18,800	77,077
Techtronic Industries Co. Ltd.	6,500	83,479
		771,708
Israel — 0.3%
Israel Discount Bank Ltd., A Shares	48,984	165,142
Italy — 3.5%
Enel SpA	51,364	512,001
Eni SpA	20,625	202,697
Ferrari NV	1,527	323,670
FinecoBank Banca Fineco SpA(1)	5,234	81,719
Moncler SpA(1)	4,179	203,872
Tenaris SA	62,864	485,257
		1,809,216
Japan — 17.3%
Advantest Corp.	2,000	139,264
Brother Industries Ltd.	13,300	252,850
Central Japan Railway Co.	700	89,632
Denso Corp.	7,900	370,811
FANUC Corp.	500	120,635
Fast Retailing Co. Ltd.	200	163,747
Hino Motors Ltd.	25,800	221,933
Honda Motor Co. Ltd.	2,600	71,584
Hoya Corp.	1,100	146,597
ITOCHU Corp.	10,600	280,280
KDDI Corp.	17,300	496,047

	Shares	Value
Komatsu Ltd.	3,000	$73,059
LIXIL Group Corp.	18,700	448,723
Mitsubishi Corp.	5,100	118,226
Mitsubishi Electric Corp.	10,300	151,455
Mitsubishi UFJ Financial Group, Inc.	19,800	84,479
Mitsui & Co. Ltd.	7,500	127,026
Nintendo Co. Ltd.	400	227,226
Nippon Yusen KK	11,000	238,030
Obayashi Corp.	28,500	251,481
ORIX Corp.	34,700	511,247
Otsuka Holdings Co. Ltd.	2,400	97,008
Panasonic Corp.	17,400	184,367
Recruit Holdings Co. Ltd.	11,200	469,343
Renesas Electronics Corp.(1)	30,500	271,717
Sekisui House Ltd.	20,500	367,116
Shin-Etsu Chemical Co. Ltd.	2,400	391,746
Shizuoka Bank Ltd. (The)	9,500	67,496
Softbank Corp.	23,000	283,181
SoftBank Group Corp.	2,100	146,580
Sony Corp.	5,400	502,131
Sumitomo Mitsui Financial Group, Inc.	12,800	370,748
Tokyo Electron Ltd.	900	306,298
Toyota Industries Corp.	3,100	222,640
Toyota Motor Corp.	9,800	655,031
		8,919,734
Netherlands — 2.8%
ING Groep NV(1)	26,683	259,335
Koninklijke Ahold Delhaize NV	8,119	232,055
Koninklijke DSM NV	87	14,254
NN Group NV	9,137	370,181
Randstad NV(1)	9,362	579,060
		1,454,885
Singapore — 2.9%
DBS Group Holdings Ltd.	26,613	493,450
Oversea-Chinese Banking Corp. Ltd.(2)	70,472	524,366
United Overseas Bank Ltd.	27,400	455,538
		1,473,354
Spain — 5.0%
ACS Actividades de Construccion y Servicios SA	3,484	109,738
Banco Bilbao Vizcaya Argentaria SA	87,526	407,290
Banco Santander SA(1)	50,749	145,734
CaixaBank SA	105,260	268,605
Enagas SA	3,835	93,263
Endesa SA	12,085	345,177
Iberdrola SA	58,667	799,475
Industria de Diseno Textil SA(2)	5,862	194,230
Mapfre SA	50,674	96,657
Telefonica SA	20,150	88,092
		2,548,261
Sweden — 3.6%
Atlas Copco AB, A Shares(2)	501	25,274
Hennes & Mauritz AB, B Shares(1)	4,407	93,056

	Shares	Value
Industrivarden AB, C Shares(1)	12,458	$379,555
Investor AB, B Shares	7,586	524,073
Kinnevik AB, Class B	5,859	291,133
Lundin Energy AB	8,461	202,175
Sandvik AB(1)	14,455	324,586
		1,839,852
Switzerland — 6.4%
Cie Financiere Richemont SA	969	80,213
Geberit AG	470	282,462
Kuehne + Nagel International AG	2,810	635,035
Novartis AG	11,107	1,007,348
Partners Group Holding AG	298	317,508
UBS Group AG	9,016	127,685
Zurich Insurance Group AG	2,109	854,911
		3,305,162
Taiwan — 0.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,559	151,254
United Kingdom — 18.0%
3i Group plc	22,162	315,684
Admiral Group plc	12,855	489,176
Aviva plc	109,400	467,515
BAE Systems plc	21,400	143,918
Barclays plc(1)	205,377	367,399
BHP Group plc	24,191	548,609
BP plc	125,286	409,884
Direct Line Insurance Group plc	55,667	219,212
Evraz plc	115,500	595,280
Ferguson plc	3,972	444,937
GlaxoSmithKline plc	48,790	892,785
HSBC Holdings plc	64,134	331,046
ITV plc(1)	199,956	251,055
Legal & General Group plc	138,920	467,007
Lloyds Banking Group plc(1)	609,208	288,558
M&G plc	101,518	253,251
Next plc	5,207	454,005
Rio Tinto plc	11,977	776,061
Royal Dutch Shell plc, B Shares	50,007	813,943
St. James's Place plc	6,190	84,018
Standard Life Aberdeen plc	86,448	311,702
Vodafone Group plc	215,845	355,068
		9,280,113
TOTAL COMMON STOCKS (Cost $45,900,124)		50,128,308
RIGHTS†
Spain†
Banco Santander SA(1) (Cost $5,014)	50,749	6,338
WARRANTS†
Switzerland†
Cie Financiere Richemont SA(1) (Cost $—)	1,938	384

	Shares	Value
TEMPORARY CASH INVESTMENTS — 2.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.625% - 1.375%, 1/31/25 - 5/15/30, valued at $494,896), in a joint trading account at 0.06%, dated 11/30/20, due 12/1/20 (Delivery value $484,739)		$484,738
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625%, 5/15/30, valued at $555,917), at 0.07%, dated 11/30/20, due 12/1/20 (Delivery value $545,001)		545,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	26	26
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,029,764)		1,029,764
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $210,380)	210,380	210,380
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $47,145,282)		51,375,174
OTHER ASSETS AND LIABILITIES — 0.3%		132,733
TOTAL NET ASSETS — 100.0%		$51,507,907

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
MSCI EAFE Index	5	December 2020	$508,250	$40,092

^Amount represents value and unrealized appreciation (depreciation).

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	30.7%
Industrials	16.7%
Consumer Discretionary	15.8%
Materials	8.4%
Energy	7.6%
Health Care	5.2%
Communication Services	5.2%
Utilities	3.6%
Information Technology	2.2%
Consumer Staples	1.4%
Real Estate	0.5%
Cash and Equivalents*	2.7%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†    Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $206,203. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $217,531, which includes securities collateral of $7,151.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2020
Assets
Investment securities, at value (cost of $46,934,902) — including $206,203 of securities on loan	$51,164,794
Investment made with cash collateral received for securities on loan, at value (cost of $210,380)	210,380
Total investment securities, at value (cost of $47,145,282)	51,375,174
Foreign currency holdings, at value (cost of $4,334)	4,335
Deposits with broker for futures contracts	39,600
Receivable for investments sold	49,863
Receivable for capital shares sold	57,986
Dividends and interest receivable	276,782
Securities lending receivable	188
51,803,928

Liabilities
Payable for collateral received for securities on loan	210,380
Payable for capital shares redeemed	31,280
Payable for variation margin on futures contracts	12,675
Accrued management fees	39,379
Distribution and service fees payable	2,307
296,021

Net Assets	$51,507,907

Net Assets Consist of:
Capital (par value and paid-in surplus)	$54,910,099
Distributable earnings	(3,402,192)
$51,507,907

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$12,633,001	1,615,289	$7.82
I Class, $0.01 Par Value	$29,898,203	3,828,411	$7.81
A Class, $0.01 Par Value	$6,175,716	785,329	$7.86*
C Class, $0.01 Par Value	$926,045	118,436	$7.82
R Class, $0.01 Par Value	$847,982	108,335	$7.83
R6 Class, $0.01 Par Value	$1,026,960	131,489	$7.81
*Maximum offering price $8.34 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $120,366)	$1,484,814
Securities lending, net	7,429
Interest	2,969
1,495,212

Expenses:
Management fees	484,326
Distribution and service fees:
A Class	14,400
C Class	10,192
R Class	3,575
Directors' fees and expenses	1,407
Other expenses	612
514,512
Fees waived(1)	(2,887)
511,625

Net investment income (loss)	983,587

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,245,984)
Futures contract transactions	40,126
Foreign currency translation transactions	(3,063)
(1,208,921)

Change in net unrealized appreciation (depreciation) on:
Investments	3,464,458
Futures contracts	40,092
Translation of assets and liabilities in foreign currencies	16,487
3,521,037

Net realized and unrealized gain (loss)	2,312,116

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,295,703

(1)Amount consists of $734, $1,331, $386, $72, $46 and $318 for Investor Class, I Class, A Class, C Class, R Class and R6 Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2020 AND NOVEMBER 30, 2019
Increase (Decrease) in Net Assets	November 30, 2020	November 30, 2019
Operations
Net investment income (loss)	$983,587	$1,307,907
Net realized gain (loss)	(1,208,921)	(3,173,890)
Change in net unrealized appreciation (depreciation)	3,521,037	3,143,711
Net increase (decrease) in net assets resulting from operations	3,295,703	1,277,728

Distributions to Shareholders
From earnings:
Investor Class	(330,222)	(403,529)
I Class	(669,104)	(357,536)
A Class	(164,627)	(258,329)
C Class	(17,023)	(49,480)
R Class	(14,529)	(19,023)
R6 Class	(218,419)	(577,763)
Decrease in net assets from distributions	(1,413,924)	(1,665,660)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	6,489,456	(1,950,464)

Net increase (decrease) in net assets	8,371,235	(2,338,396)

Net Assets
Beginning of period	43,136,672	45,475,068
End of period	$51,507,907	$43,136,672

 See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2020

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$210,380	—	—	—	$210,380
Gross amount of recognized liabilities for securities lending transactions					$210,380

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From December 1, 2019 through July 31, 2020, the rate of the fee was determined by applying a fee rate calculation formula. This formula took into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also included the assets of NT International Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranged from 1.100% to 1.300% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranged from 0.900% to 1.100% for the I Class and 0.750% to 0.950% for the R6 Class. From December 1, 2019 through July 31, 2020, the investment advisor agreed to waive 0.01% of the fund’s management fee. Effective August 1, 2020, the stepped annual management fee schedule and the waiver were terminated. The annual management fee is 1.10% for the Investor Class, A Class, C Class and R Class, 0.90% for the I Class and 0.75% for the R6 Class.

The effective annual management fee before and after waiver for each class for the period ended November 30, 2020 are as follows:

	Effective Annual Management Fee
	Before Waiver	After Waiver
Investor Class	1.22%	1.21%
I Class	1.02%	1.01%
A Class	1.22%	1.21%
C Class	1.22%	1.21%
R Class	1.22%	1.21%
R6 Class	0.87%	0.86%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $198,745 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2020 were $45,366,550 and $39,431,549, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2020		Year ended November 30, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	40,000,000		40,000,000
Sold	1,009,982	$7,521,588	150,004	$1,109,245
Issued in reinvestment of distributions	46,745	321,514	53,047	390,556
Redeemed	(648,246)	(4,522,731)	(441,896)	(3,294,374)
	408,481	3,320,371	(238,845)	(1,794,573)
I Class/Shares Authorized	40,000,000		40,000,000
Sold	1,655,973	11,355,643	1,802,912	13,322,365
Issued in reinvestment of distributions	96,273	669,104	48,412	357,536
Redeemed	(430,511)	(3,029,441)	(320,303)	(2,383,740)
	1,321,735	8,995,306	1,531,021	11,296,161
A Class/Shares Authorized	30,000,000		30,000,000
Sold	43,931	312,511	29,026	218,600
Issued in reinvestment of distributions	23,249	164,079	34,759	257,913
Redeemed	(141,618)	(1,033,880)	(206,057)	(1,544,282)
	(74,438)	(557,290)	(142,272)	(1,067,769)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	7,452	55,084	11,743	88,541
Issued in reinvestment of distributions	2,374	16,902	6,595	48,966
Redeemed	(77,824)	(542,937)	(126,994)	(941,805)
	(67,998)	(470,951)	(108,656)	(804,298)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	49,675	350,364	15,219	112,965
Issued in reinvestment of distributions	2,089	14,495	2,572	18,972
Redeemed	(19,547)	(127,277)	(30,281)	(231,260)
	32,217	237,582	(12,490)	(99,323)
R6 Class/Shares Authorized	45,000,000		45,000,000
Sold	363,258	2,504,184	510,546	3,776,617
Issued in reinvestment of distributions	31,120	218,419	79,224	577,763
Redeemed	(1,122,203)	(7,758,165)	(1,891,164)	(13,835,042)
	(727,825)	(5,035,562)	(1,301,394)	(9,480,662)
Net increase (decrease)	892,172	$6,489,456	(272,636)	$(1,950,464)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$151,254	$49,977,054	—
Rights	—	6,338	—
Warrants	—	384	—
Temporary Cash Investments	26	1,029,738	—
Temporary Cash Investments - Securities Lending Collateral	210,380	—	—
	$361,660	$51,013,514	—
Other Financial Instruments
Futures Contracts	$40,092	—	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $580,528 futures contracts purchased.
The value of equity price risk derivative instruments as of November 30, 2020, is disclosed on the Statement of Assets and Liabilities as a liability of $12,675 in payable for variation margin on futures contracts.* For the year ended November 30, 2020, the effect of equity price risk derivative instruments on the Statement of Operations was $40,126 in net realized gain (loss) on futures contract transactions and $40,092 in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.
24

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$1,413,924	$1,665,660
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$47,662,856
Gross tax appreciation of investments	$6,171,574
Gross tax depreciation of investments	(2,459,256)
Net tax appreciation (depreciation) of investments	3,712,318
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	9,710
Net tax appreciation (depreciation)	$3,722,028
Undistributed ordinary income	$1,318,680
Accumulated short-term capital losses	$(5,086,545)
Accumulated long-term capital losses	$(3,356,355)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.
Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
25

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$7.57	0.15	0.33	0.48	(0.23)	$7.82	6.69%	1.21%	1.22%	2.16%	2.15%	91%	$12,633
2019	$7.61	0.23	0.02	0.25	(0.29)	$7.57	3.41%	1.34%	1.34%	3.13%	3.13%	87%	$9,136
2018	$8.96	0.21	(1.27)	(1.06)	(0.29)	$7.61	(12.25)%	1.30%	1.30%	2.56%	2.56%	80%	$11,008
2017	$7.40	0.21	1.51	1.72	(0.16)	$8.96	23.59%	1.30%	1.30%	2.47%	2.47%	101%	$14,398
2016	$7.83	0.20	(0.45)	(0.25)	(0.18)	$7.40	(3.15)%	1.31%	1.31%	2.86%	2.86%	76%	$13,810
I Class
2020	$7.57	0.16	0.33	0.49	(0.25)	$7.81	6.93%	1.01%	1.02%	2.36%	2.35%	91%	$29,898
2019	$7.62	0.25	0.01	0.26	(0.31)	$7.57	3.53%	1.14%	1.14%	3.33%	3.33%	87%	$18,981
2018	$8.97	0.22	(1.26)	(1.04)	(0.31)	$7.62	(12.05)%	1.10%	1.10%	2.76%	2.76%	80%	$7,434
2017	$7.41	0.23	1.51	1.74	(0.18)	$8.97	23.86%	1.10%	1.10%	2.67%	2.67%	101%	$4,173
2016	$7.84	0.22	(0.45)	(0.23)	(0.20)	$7.41	(2.99)%	1.11%	1.11%	3.06%	3.06%	76%	$7,300

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$7.60	0.13	0.33	0.46	(0.20)	$7.86	6.32%	1.46%	1.47%	1.91%	1.90%	91%	$6,176
2019	$7.64	0.22	0.01	0.23	(0.27)	$7.60	3.08%	1.59%	1.59%	2.88%	2.88%	87%	$6,532
2018	$8.99	0.19	(1.27)	(1.08)	(0.27)	$7.64	(12.43)%	1.55%	1.55%	2.31%	2.31%	80%	$7,651
2017	$7.41	0.17	1.55	1.72	(0.14)	$8.99	23.45%	1.55%	1.55%	2.22%	2.22%	101%	$9,857
2016	$7.85	0.18	(0.45)	(0.27)	(0.17)	$7.41	(3.46)%	1.56%	1.56%	2.61%	2.61%	76%	$11,029
C Class
2020	$7.51	0.07	0.34	0.41	(0.10)	$7.82	5.65%	2.21%	2.22%	1.16%	1.15%	91%	$926
2019	$7.54	0.16	0.01	0.17	(0.20)	$7.51	2.29%	2.34%	2.34%	2.13%	2.13%	87%	$1,400
2018	$8.87	0.13	(1.26)	(1.13)	(0.20)	$7.54	(13.04)%	2.30%	2.30%	1.56%	1.56%	80%	$2,224
2017	$7.33	0.12	1.51	1.63	(0.09)	$8.87	22.41%	2.30%	2.30%	1.47%	1.47%	101%	$4,225
2016	$7.78	0.13	(0.46)	(0.33)	(0.12)	$7.33	(4.21)%	2.31%	2.31%	1.86%	1.86%	76%	$3,774
R Class
2020	$7.55	0.12	0.33	0.45	(0.17)	$7.83	6.16%	1.71%	1.72%	1.66%	1.65%	91%	$848
2019	$7.58	0.19	0.02	0.21	(0.24)	$7.55	2.91%	1.84%	1.84%	2.63%	2.63%	87%	$575
2018	$8.93	0.18	(1.29)	(1.11)	(0.24)	$7.58	(12.74)%	1.80%	1.80%	2.06%	2.06%	80%	$672
2017	$7.36	0.16	1.52	1.68	(0.11)	$8.93	23.09%	1.80%	1.80%	1.97%	1.97%	101%	$537
2016	$7.80	0.18	(0.47)	(0.29)	(0.15)	$7.36	(3.68)%	1.81%	1.81%	2.36%	2.36%	76%	$448

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2020	$7.58	0.18	0.32	0.50	(0.27)	$7.81	7.08%	0.86%	0.87%	2.51%	2.50%	91%	$1,027
2019	$7.63	0.26	0.01	0.27	(0.32)	$7.58	3.72%	0.99%	0.99%	3.48%	3.48%	87%	$6,513
2018	$8.98	0.26	(1.29)	(1.03)	(0.32)	$7.63	(11.91)%	0.95%	0.95%	2.91%	2.91%	80%	$16,485
2017	$7.42	0.23	1.52	1.75	(0.19)	$8.98	24.06%	0.95%	0.95%	2.82%	2.82%	101%	$46,833
2016	$7.85	0.23	(0.45)	(0.22)	(0.21)	$7.42	(2.87)%	0.96%	0.96%	3.21%	3.21%	76%	$23,378

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

 See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Value Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of International Value Fund of the American Century World Mutual Funds, Inc. as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None
30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In
33

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor, including steps being taken to address underperformance, and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The
34

Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels
35

involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group.The Board and the Advisor agreed to a permanent change to the Fund's fee schedule that should have the effect of lowering the Fund's annual unified management fee by approximately 0.19% to 1.10%, beginning August 1, 2020. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2020.

For the fiscal year ended November 30, 2020, the fund intends to pass through to shareholders foreign source income of $1,559,896 and foreign taxes paid of $108,473, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2020 are $0.2368 and $0.0165, respectively.
38

Notes
39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91029 2101

Annual Report

November 30, 2020

Non-U.S. Intrinsic Value Fund
Investor Class (ANTUX)
I Class (ANVHX)
A Class (ANVLX)
R Class (ANVRX)
R6 Class (ANVMX)
G Class (ANTGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Recovered from Pandemic-Fueled Sell-Off

In late 2019, broad market sentiment was generally upbeat. Dovish central banks in developed markets, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most economic activity and triggering a deep global recession. Global stocks sold off sharply amid a widespread flight to safety. Quick and aggressive action from the Federal Reserve and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of November, most data suggested economies were recovering. But at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures that threatened the economic recovery.

Overall, global stocks overcame the effects of the early 2020 sell-off to deliver solid gains for the 12-month period. Emerging markets stocks rallied and outperformed developed markets stocks, while growth stocks significantly outpaced value stocks worldwide.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is now approved and in limited distribution, and medical professionals continue to develop better treatment protocols. Until the vaccine is widely available, investors likely will face periods of outbreak-related disruptions, economic uncertainty and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ANTUX	-11.75%	-3.04%	12/6/18
MSCI ACWI ex-U.S. Index	—	9.52%	11.85%	—
I Class	ANVHX	—	-10.29%	12/3/19
A Class	ANVLX			12/3/19
No sales charge		—	-10.62%
With sales charge		—	-15.77%
R Class	ANVRX	—	-10.93%	12/3/19
R6 Class	ANVMX	—	-10.12%	12/3/19
G Class	ANTGX	-10.58%	-1.74%	12/6/18
G Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made December 6, 2018
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2020
Investor Class — $9,406

MSCI ACWI ex-U.S. Index — $12,491

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	R Class	R6 Class	G Class
1.31%	1.11%	1.56%	1.81%	0.96%	0.96%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Alvin Polit and Jonathan Veiga

Performance Summary

Non-U.S. Intrinsic Value declined -11.75%* for the 12 months ended November 30, 2020. The fund’s benchmark, the MSCI ACWI ex-U.S. Index, rose 9.52% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

Over the trailing 12-month period, value-oriented stocks underperformed growth-oriented stocks by a significant margin. This acted as a headwind for our deep value approach. The COVID-19 pandemic also negatively impacted many of our holdings, particularly in the information technology, energy and industrials sectors. Our underweight in the information technology sector and overweight in the energy sector relative to the fund’s benchmark also detracted from relative results. On the other hand, several of our top-performing holdings were in the consumer discretionary sector. More specifically, we held several automobile manufacturers and a home improvement retailer that outperformed.

Information Technology, Energy and Industrials Detracted

In the information technology sector, Capita was a notable detractor. This U.K.-based outsourced services provider experienced a decline in volumes due to Brexit uncertainty and the economic downturn created by the COVID-19 pandemic.

As the pandemic took hold in the spring, the energy sector was hit hard as containment efforts led to a sharp decline in global demand for petroleum products. Although the price of oil rose in November on positive vaccine news, the fund’s overweight in energy as well as some of our energy holdings weighed on relative performance for the 12-month period. Saras, a refiner based in Italy, was a key detractor. Its shares declined as plummeting demand for oil and refined products pressured refining margins. Italy-based Eni, an integrated exploration and production company, was another top detractor. Weakness in oil prices led to a decline in Eni’s profitability and a dividend cut.

Other notable detractors were in the industrials sector, including Babcock International Group, a U.K.-based outsource services provider that specializes in defense and emergency services. Babcock’s profit was negatively impacted by COVID-19, as the pandemic led to additional costs and limited access to customer sites. Our position in AerCap Holdings also pressured relative fund returns. This Netherlands-based aircraft leasing company underperformed as COVID-19 caused airline companies, AerCap’s customers, to drastically reduce flight capacity. The global pandemic threatened AerCap’s business, which is dependent on lease financing and the survival of its customers. We exited the position in AerCap due to the increased risk of impairment to our intrinsic value.

Strength in Consumer Discretionary Holdings

Several of the portfolio’s key contributors were in the automobiles industry, including Germany-based Daimler. Following a period of depressed demand for automobiles due to the pandemic, Daimler and other automobile manufacturers outperformed after automobile sales showed signs of recovery. In addition, Germany and other European governments pledged to support the industry with attractive customer incentives. Daimler also settled U.S. emission charges, eliminating the legal and financial risks the company had been facing. Another key contributor within the consumer discretionary sector was Kingfisher, a U.K.-based home improvement retailer. Despite the pandemic, Kingfisher reported solid earnings results due to strong demand and cost-cutting.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

While overall investment selection within the financials sector weighed on relative results, UBS Group was a top individual contributor. News of promising COVID-19 vaccine developments buoyed shares of many companies in the financials sector, including this Switzerland-based financial services company. UBS also benefited from better-than-expected earnings, due in part to strength in its investment banking and wealth management divisions.

Publicis Groupe, a holding in the communication services sector, was another notable contributor. Shares of this France-based multinational advertising and public relations company rose on hopes for a return to normal economic activity following positive COVID-19 vaccine news. Furthermore, the company was able to retain existing clients and win new clients, demonstrating its resilience during the pandemic.

Portfolio Positioning

The portfolio continues to invest in companies where we believe the fundamentals are not being fully reflected by the market. Our process is conducted purely on a bottom-up basis, but broad themes have emerged.

As of November 30, 2020, the financials sector represents a large portion of the portfolio, comprised primarily of large, higher-quality Europe- and Japan-based banks that we believe offer very attractive valuations. Many of our bank holdings have the flexibility to increase lending due to strong capital levels and low loan-to-deposit ratios, reinforcing our view that industry dynamics favor larger banks. The portfolio is also overweight in energy. We prefer low-cost producers with strong balance sheets that should be able to withstand a protracted downturn in oil prices.

Conversely, we ended the period with a notable underweight in the information technology sector. We focus on companies poised to provide earnings sustainability over long time periods. Many technology companies are prone to obsolescence risk and short product life cycles, which led to our underweight in the sector. The portfolio is also underweight in consumer staples and industrials and has no exposure to materials. Our bottom-up process has led us to more compelling valuations elsewhere.

On a regional basis, we ended the period with an overweight in Europe and an underweight in emerging markets relative to the benchmark. Within Europe, some of our largest country overweights include France and the U.K., where we have identified compelling value opportunities across sectors. While we are underweight in emerging markets overall, our bottom-up investment approach has led us to attractively valued holdings in some emerging markets countries, particularly Russia, South Korea and Mexico.

In November 2020, President Donald Trump signed Executive Order 13959 banning U.S. investment firms from investing in certain Chinese military companies. The executive order is effective on January 11, 2021, and investors must divest from positions by November 11, 2021. Based on its interpretation of guidance currently available from the U.S. Department of the Treasury and the Treasury's Office of Foreign Assets Control, we believe that as of January 11, 2021, the fund will have no known ownership in its portfolio of Chinese military companies identified by Treasury as prohibited under the executive order. In addition, controls have been put in place to restrict the future purchase of prohibited securities. Guidance related to the application of the executive order is evolving. We will continue to monitor developments and consider appropriate action if additional securities are identified by the Treasury.

According to our metrics, the portfolio remains attractive on both an absolute and relative value basis, and on average, the companies we own have more conservative capital structures than the index. We believe these characteristics provide strong upside potential with less downside risk. Furthermore, the prolonged outperformance of growth stocks relative to value stocks has resulted in a wide valuation differential, creating what we believe is a compelling case for value.

6

Fund Characteristics

NOVEMBER 30, 2020
Top Ten Holdings	% of net assets
Sanofi*	4.7%
GlaxoSmithKline plc	4.7%
Daimler AG	4.6%
BNP Paribas SA	3.9%
Credit Suisse Group AG	3.9%
Barclays plc	3.7%
TOTAL SE	3.3%
Takeda Pharmaceutical Co. Ltd.	3.1%
Mitsubishi UFJ Financial Group, Inc.	3.0%
Surgutneftegas PJSC, Preference Shares	2.9%
*Includes shares traded on all exchanges.

Types of Investments in Portfolio	% of net assets
Common Stocks	95.0%
Exchange-Traded Funds	2.8%
Total Equity Exposure	97.8%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	0.6%

Investments by Country	% of net assets
Japan	18.5%
United Kingdom	17.1%
France	16.4%
Germany	8.8%
China	6.7%
Switzerland	6.6%
South Korea	4.8%
Russia	4.6%
Italy	3.5%
Netherlands	2.7%
Mexico	2.0%
Other Countries	3.3%
Exchange-Traded Funds	2.8%
Cash and Equivalents*	2.2%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Expenses Paid During Period(1) 6/1/20 - 11/30/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,208.60	$7.18	1.30%
I Class	$1,000	$1,210.00	$6.08	1.10%
A Class	$1,000	$1,207.50	$8.55	1.55%
R Class	$1,000	$1,205.10	$9.92	1.80%
R6 Class	$1,000	$1,210.60	$5.25	0.95%
G Class	$1,000	$1,217.90	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,018.50	$6.56	1.30%
I Class	$1,000	$1,019.50	$5.55	1.10%
A Class	$1,000	$1,017.25	$7.82	1.55%
R Class	$1,000	$1,016.00	$9.07	1.80%
R6 Class	$1,000	$1,020.25	$4.80	0.95%
G Class	$1,000	$1,025.00	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.
9

Schedule of Investments

NOVEMBER 30, 2020

	Shares	Value
COMMON STOCKS — 95.0%
Belgium — 0.6%
Ontex Group NV(1)	278,589	$3,401,830
Brazil — 0.9%
Banco Bradesco SA	1,274,660	5,186,767
China — 6.7%
Baidu, Inc., ADR(1)	61,629	8,565,815
China Mobile Ltd.	916,000	5,453,240
CNOOC Ltd.	13,715,000	13,500,809
CNOOC Ltd., ADR	10,941	1,080,205
PetroChina Co. Ltd., H Shares	30,098,000	9,518,980
		38,119,049
France — 16.4%
Atos SE(1)	74,883	6,843,300
BNP Paribas SA(1)	436,552	22,247,350
Publicis Groupe SA	285,725	12,942,993
Sanofi	219,002	22,035,573
Sanofi, ADR	97,027	4,870,755
Societe Generale SA(1)	320,241	6,332,175
TOTAL SE	439,631	18,637,438
		93,909,584
Germany — 8.8%
Bayerische Motoren Werke AG	154,101	13,416,815
Commerzbank AG(1)	1,696,335	10,527,709
Daimler AG	393,325	26,471,110
		50,415,634
Italy — 3.5%
Eni SpA	1,282,208	12,601,191
Saras SpA(1)	5,933,294	3,784,718
UniCredit SpA(1)	353,191	3,632,868
		20,018,777
Japan — 18.5%
Alfresa Holdings Corp.	422,600	8,407,592
Haseko Corp.	445,900	4,798,929
Hazama Ando Corp.	380,800	2,496,653
Mitsubishi UFJ Financial Group, Inc.	3,995,200	17,046,045
Mizuho Financial Group, Inc.	1,073,100	13,634,501
Nippon Television Holdings, Inc.	718,500	7,857,040
Nissan Motor Co. Ltd.(1)	2,941,600	13,756,045
Sumitomo Mitsui Financial Group, Inc.	398,800	11,551,118
Takeda Pharmaceutical Co. Ltd.	504,800	17,977,884
Token Corp.	35,300	2,724,273
TV Asahi Holdings Corp.	200,708	3,218,574
Yamazen Corp.	214,300	2,041,602
		105,510,256
Mexico — 2.0%
Fibra Uno Administracion SA de CV	11,319,326	11,296,783
10

	Shares	Value
Netherlands — 2.7%
Aegon NV	1,794,357	$6,695,928
Randstad NV(1)	85,739	5,303,140
Signify NV(1)	87,032	3,690,335
		15,689,403
Russia — 4.6%
Gazprom PJSC, ADR	134,989	625,339
Gazprom PJSC	3,784,312	9,032,028
Surgutneftegas PJSC, Preference Shares	32,059,275	16,659,738
		26,317,105
South Korea — 4.8%
Hyundai Mobis Co. Ltd.	72,213	15,974,295
Hyundai Motor Co.	69,492	11,445,269
		27,419,564
Spain — 1.8%
Atresmedia Corp. de Medios de Comunicacion SA(1)	603,250	2,143,658
Banco Bilbao Vizcaya Argentaria SA	1,692,296	7,874,864
		10,018,522
Switzerland — 6.6%
Credit Suisse Group AG	1,775,030	22,219,075
UBS Group AG	1,073,318	15,200,397
		37,419,472
United Kingdom — 17.1%
Babcock International Group plc(1)	2,741,809	12,366,876
Barclays plc(1)	11,839,179	21,179,135
BT Group plc	1,991,772	3,104,991
Capita plc(1)	4,878,466	2,780,272
GlaxoSmithKline plc	1,453,801	26,602,423
Kingfisher plc(1)	3,149,660	11,466,312
Standard Chartered plc (London)(1)	767,001	4,655,936
WPP plc	1,587,495	15,403,042
		97,558,987
TOTAL COMMON STOCKS (Cost $524,168,889)		542,281,733
EXCHANGE-TRADED FUNDS — 2.8%
iShares MSCI EAFE Value ETF (Cost $14,938,177)	350,055	16,029,019
TEMPORARY CASH INVESTMENTS — 1.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.625% - 1.375%, 1/31/25 - 5/15/30, valued at $4,373,924), in a joint trading account at 0.06%, dated 11/30/20, due 12/1/20 (Delivery value $4,284,158)		4,284,151
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 4/30/23, valued at $4,912,389), at 0.07%, dated 11/30/20, due 12/1/20 (Delivery value $4,816,009)		4,816,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	226	226
TOTAL TEMPORARY CASH INVESTMENTS (Cost $9,100,377)		9,100,377
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $548,207,443)		567,411,129
OTHER ASSETS AND LIABILITIES — 0.6%		3,345,460
TOTAL NET ASSETS — 100.0%		$570,756,589

11

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	29.4%
Consumer Discretionary	17.5%
Energy	15.1%
Health Care	13.9%
Communication Services	10.3%
Industrials	4.5%
Real Estate	2.0%
Information Technology	1.7%
Consumer Staples	0.6%
Exchange-Traded Funds	2.8%
Cash and Equivalents*	2.2%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

NOVEMBER 30, 2020
Assets
Investment securities, at value (cost of $548,207,443)	$567,411,129
Receivable for investments sold	879,863
Receivable for capital shares sold	587
Dividends and interest receivable	3,424,834
571,716,413

Liabilities
Payable for capital shares redeemed	850,425
Accrued management fees	109,399
959,824

Net Assets	$570,756,589

Net Assets Consist of:
Capital (par value and paid-in surplus)	$566,662,946
Distributable earnings	4,093,643
$570,756,589

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$107,655,308	11,987,180	$8.98
I Class, $0.01 Par Value	$4,488	499	$8.99
A Class, $0.01 Par Value	$4,469	499	$8.96*
R Class, $0.01 Par Value	$6,477	725	$8.93
R6 Class, $0.01 Par Value	$4,495	492	$9.14
G Class, $0.01 Par Value	$463,081,352	50,844,612	$9.11
*Maximum offering price $9.51 (net asset value divided by 0.9425).

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED NOVEMBER 30, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,303,178)	$11,134,682
Interest	28,699
11,163,381

Expenses:
Management fees	3,970,665
Distribution and service fees:
A Class	11
R Class	27
Directors' fees and expenses	11,586
Other expenses	9,508
3,991,797
Fees waived - G Class	(2,774,660)
1,217,137

Net investment income (loss)	9,946,244

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(22,046,123)
Foreign currency translation transactions	32,408
(22,013,715)

Change in net unrealized appreciation (depreciation) on:
Investments	11,167,207
Translation of assets and liabilities in foreign currencies	116,637
11,283,844

Net realized and unrealized gain (loss)	(10,729,871)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(783,627)

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEAR ENDED NOVEMBER 30, 2020 AND PERIOD ENDED NOVEMBER 30, 2019
Increase (Decrease) in Net Assets	November 30, 2020	November 30, 2019(1)
Operations
Net investment income (loss)	$9,946,244	$14,444,042
Net realized gain (loss)	(22,013,715)	3,810,075
Change in net unrealized appreciation (depreciation)	11,283,844	8,016,669
Net increase (decrease) in net assets resulting from operations	(783,627)	26,270,786

Distributions to Shareholders
From earnings:
Investor Class	(4,358,940)	(491,729)
I Class	(218)	—
A Class	(216)	—
R Class	(215)	—
R6 Class	(215)	—
G Class	(14,604,585)	(949,592)
Decrease in net assets from distributions	(18,964,389)	(1,441,321)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	224,041,779	341,633,361

Net increase (decrease) in net assets	204,293,763	366,462,826

Net Assets
Beginning of period	366,462,826	—
End of period	$570,756,589	$366,462,826

(1)December 6, 2018 (fund inception) through November 30, 2019.

See Notes to Financial Statements.
15

Notes to Financial Statements

NOVEMBER 30, 2020

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Non-U.S. Intrinsic Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital appreciation.

The fund offers the Investor Class, I Class, A Class, R Class, R6 Class and G Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge. Sale of the Investor Class and G Class commenced on December 6, 2018, the fund's inception date. Sale of the I Class, A Class, R Class and R6 Class commenced on December 3, 2019.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.
17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 62% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	R Class	R6 Class	G Class
1.30%	1.10%	1.30%	1.30%	0.95%	0.00%(1)
(1)Annual management fee before waiver was 0.95%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

18

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended November 30, 2020 were $311,220,076 and $253,195,805, respectively.

On August 5, 2020, the fund received investment securities valued at $156,198,883 from a purchase in kind from other products managed by the fund's investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2020(1)		Period ended November 30, 2019(2)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	130,000,000		130,000,000
Sold	2,498,370	$19,418,404	11,270,260	$112,661,064
Issued in reinvestment of distributions	409,675	4,358,940	51,009	491,729
Redeemed	(523,717)	(5,171,299)	(1,718,417)	(16,249,420)
	2,384,328	18,606,045	9,602,852	96,903,373
I Class/Shares Authorized	50,000,000		N/A
Sold	479	5,000
Issued in reinvestment of distributions	20	218
	499	5,218
A Class/Shares Authorized	50,000,000		N/A
Sold	479	5,000
Issued in reinvestment of distributions	20	216
	499	5,216
R Class/Shares Authorized	50,000,000		N/A
Sold	1,287	11,285
Issued in reinvestment of distributions	20	215
Redeemed	(582)	(4,568)
	725	6,932
R6 Class/Shares Authorized	60,000,000		N/A
Sold	472	5,000
Issued in reinvestment of distributions	20	215
	492	5,215
G Class/Shares Authorized	340,000,000		340,000,000
Sold	31,175,888	251,690,777	29,283,091	292,987,696
Issued in reinvestment of distributions	1,371,323	14,604,585	98,301	949,592
Redeemed	(6,283,725)	(60,882,209)	(4,800,266)	(49,207,300)
	26,263,486	205,413,153	24,581,126	244,729,988
Net increase (decrease)	28,650,029	$224,041,779	34,183,978	$341,633,361

(1)December 3, 2019 (commencement of sale) through November 30, 2020 for I Class, A Class, R Class and R6 Class.
(2)December 6, 2018 (fund inception) through November 30, 2019.

19

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$14,516,775	$527,764,958	—
Exchange-Traded Funds	16,029,019	—	—
Temporary Cash Investments	226	9,100,151	—
	$30,546,020	$536,865,109	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

20

8. Federal Tax Information

On December 22, 2020, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 21, 2020:

Investor Class	I Class	A Class	R Class	R6 Class	G Class
$0.1215	$0.1398	$0.0986	$0.0757	$0.1535	$0.2404

The tax character of distributions paid during the year ended November 30, 2020 and the period December 6, 2018 (fund inception) through November 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$18,964,389	$1,441,321
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$558,222,877
Gross tax appreciation of investments	$51,148,734
Gross tax depreciation of investments	(41,960,482)
Net tax appreciation (depreciation) of investments	9,188,252
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	96,827
Net tax appreciation (depreciation)	$9,285,079
Undistributed ordinary income	$13,054,961
Accumulated long-term capital losses	$(18,246,397)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
21

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$10.61	0.13	(1.31)	(1.18)	(0.32)	(0.13)	(0.45)	$8.98	(11.75)%	1.31%	1.60%	68%	$107,655
2019(3)	$10.00	0.31	0.34	0.65	(0.04)	—	(0.04)	$10.61	6.59%	1.31%(4)	3.04%(4)	85%	$101,934
I Class
2020(5)	$10.45	0.15	(1.16)	(1.01)	(0.32)	(0.13)	(0.45)	$8.99	(10.29)%	1.11%(4)	1.80%(4)	68%(6)	$4
A Class
2020(5)	$10.45	0.11	(1.15)	(1.04)	(0.32)	(0.13)	(0.45)	$8.96	(10.62)%	1.56%(4)	1.35%(4)	68%(6)	$4
R Class
2020(5)	$10.45	0.09	(1.16)	(1.07)	(0.32)	(0.13)	(0.45)	$8.93	(10.93)%	1.81%(4)	1.10%(4)	68%(6)	$6
R6 Class
2020(5)	$10.60	0.16	(1.16)	(1.00)	(0.33)	(0.13)	(0.46)	$9.14	(10.12)%	0.96%(4)	1.95%(4)	68%(6)	$4
G Class
2020	$10.76	0.24	(1.29)	(1.05)	(0.47)	(0.13)	(0.60)	$9.11	(10.58)%	0.01%(7)	2.90%(7)	68%	$463,081
2019(3)	$10.00	0.43	0.37	0.80	(0.04)	—	(0.04)	$10.76	8.00%	0.01%(4)(8)	4.34%(4)(8)	85%	$264,529

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)December 6, 2018 (fund inception) through November 30, 2019.
(4)Annualized.
(5)December 3, 2019 (commencement of sale) through November 30, 2020.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2020.
(7)The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.96% and 1.95%, respectively.
(8)The annualized ratio of operating expenses to average net assets before expense waiver and the annualized ratio of net investment income (loss) to average net assets before expense waiver was 0.96% and 3.39%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Non-U.S. Intrinsic Value Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended November 30, 2020 and for the period December 6, 2018 (fund inception) through November 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Non-U.S. Intrinsic Value Fund of the American Century World Mutual Funds, Inc. as of November 30, 2020, and the results of its operations for the year then ended and the changes in its net assets, and the financial highlights for the year ended November 30, 2020 and for the period December 6, 2018 (fund inception) through November 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2021

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2020.

The fund hereby designates $4,462,455 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2020.

For the fiscal year ended November 30, 2020, the fund intends to pass through to shareholders foreign source income of $12,180,513 and foreign taxes paid of $1,250,509, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2020 are $0.1939 and $0.0199, respectively.

Notes

Notes

Notes

Notes

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-95207 2101

Annual Report

November 30, 2020

NT Emerging Markets Fund
G Class (ACLKX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLKX	24.62%	12.77%	5.80%	5/12/06
MSCI Emerging Markets Index	—	18.43%	10.71%	3.60%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2010

Value on November 30, 2020
G Class — $17,577

MSCI Emerging Markets Index — $14,253

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.91%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Sherwin Soo

NT Emerging Markets returned 24.62%* for the 12 months ended November 30, 2020. The fund’s benchmark, the MSCI Emerging Markets Index, returned 18.43% for the same period.
The fund outperformed its benchmark during the period, driven primarily by a combination of an overweight, relative to the benchmark, for most of the year in information technology and positive stock selection in the sector. Stock selection in communication services also added value, along with an underweight to energy. Conversely, stock selection in consumer discretionary had a significant negative relative impact. Regionally, stock selection in China and Malaysia were key drivers of relative outperformance, while stock choices in South Korea weighed on returns.

Information Technology Holdings Contributed

Holdings in the information technology sector were the primary drivers of the fund’s outperformance over the 12-month period. Notable contributors included overweight positions in China-based solar glass manufacturer Xinyi Solar Holdings, China-based data center operator GDS Holdings and Taiwan Semiconductor Manufacturing Co. (TSMC), the world’s largest chipmaker.

Xinyi Solar’s stock price appreciated as the company continued to benefit from rapidly rising prices as supply did not meet a dramatic rise in demand, driving sales volumes higher amid lower costs for raw materials and production. China’s decarbonization efforts to address climate change underpinned Xinyi Solar’s growth. GDS continued to benefit from ongoing digitization efforts by industries in China, supporting strong demand for data centers. The company’s successful capital raise to pursue projects and capacity expansion also bolstered the stock. Shares of TSMC rallied sharply with the expansion of its addressable market. We believe high-performance computing, artificial intelligence and demand for 5G-related technology will likely continue to be key growth drivers for TSMC.

In the communication services sector, another substantial relative contributor, China-based social media and gaming giant Tencent Holdings and Russia-based search engine and online services provider Yandex drove the fund’s outperformance. Tencent’s shares continued to rally amid strong revenue growth and expectations for robust earnings and increased monetization of Tencent’s user base. Reduced social activity bolstered Tencent’s online gaming franchise. We remain constructive on Tencent’s rich game pipeline and multiple revenue streams, including cloud, financial technology and advertisements, amid an ongoing recovery in advertising. Yandex continued to gain market share across multiple businesses, including advertising, ride-sharing, e-commerce and food delivery.

Notable individual contributors included Top Glove, the Malaysia-based rubber glovemaker, and Country Garden Services Holdings, the China-based property service provider. Top Glove’s shares advanced as a surge in demand from COVID-19 drove a severe demand/supply mismatch that supported aggressive price increases. As the pandemic lingers, prices are expected to keep rising as customers continue to scramble for gloves amid the shortage. Country Garden beat earnings estimates, driven by revenue growth in value-added services and improved margins. The company continued to gain market share and enhance efficiencies through cost savings measures.

Consumer Discretionary Sector Detracted

Within consumer discretionary, lack of exposure to several China-based benchmark constituents that performed well during the period weighed on the fund’s relative return. These included food delivery, group buying and consumer review platform Meituan (formerly Meituan Dianping) and automobile manufacturer NIO. Brazil-based residential real estate firm Cyrela Brazil Realty, a holding classified as a household durables stock, also weighed on returns. Shares declined amid expectations for a prolonged disruption from COVID-19 restrictions, and we exited our position during the first half of 2020.

*Fund returns would have been lower if a portion of the fees had not been waived.
3

Health care also weighed on relative results, driven by an underweight to the sector and a position in NMC Health, a U.K.-listed diversified health care and medical services provider in the Middle East, which we exited in May 2020. NMC’s shares were impacted by concerns surrounding the company’s financial health, and we exited the position given the lack of visibility.

Outlook

While each of the emerging markets (EM) has responded differently to COVID-19 and may face different challenges, we continue to believe the long-term case for EM stocks remains strong. We believe EM economies will likely benefit from the recovery in global demand and that the extension of highly accommodative monetary policies in prominent global markets will likely continue to push capital flows into EM.

The change in the U.S. administration is likely to reduce uncertainty and lower volatility, given the potential reduction in geopolitical risk that has, at times, weighed on EM equities. In our view, as COVID-19 vaccines roll out, the U.S. is likely to de-escalate tensions with China, which could help improve commodity prices and weaken the U.S. dollar, all positives for EM equities in 2021.

The acceleration of existing trends, aided by the pandemic, continues to drive growth in areas related to information technology. E-commerce and logistics are benefiting amid increasing adoption of online purchasing, including within previously underutilized areas such as groceries. Also, 5G network rollout and the smartphone replacement cycle support growth. We believe COVID-19 may permanently alter consumer behavior, further accelerating these trends.

The information technology (IT) sector remains a prominent overweight for the fund. We are positioned in a variety of businesses, including producers of electric vehicle batteries and solar glass. The consumer discretionary sector also remains an important overweight, particularly education holdings such as China-based TAL Education Group and New Oriental Education & Technology Group.

China continues to be a prominent position in the portfolio. Holdings include positions in IT and the online economy (media, entertainment and e-commerce). We also own names in distance learning and structural growth areas such as the 5G build-out. In our view, IT and communication services will likely continue to benefit from the COVID-19-related structural changes occurring across sectors.

4

Fund Characteristics

NOVEMBER 30, 2020
Top Ten Holdings	% of net assets
Taiwan Semiconductor Manufacturing Co. Ltd.	8.7%
Tencent Holdings Ltd.	7.5%
Alibaba Group Holding Ltd. ADR	7.0%
Samsung Electronics Co. Ltd.	5.7%
Naspers Ltd., N Shares	2.7%
HDFC Bank Ltd.	2.4%
Chailease Holding Co. Ltd.	1.9%
Xinyi Solar Holdings Ltd.	1.7%
Vale SA ADR	1.7%
Samsung Electro-Mechanics Co. Ltd.	1.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	(0.1)%

Investments by Country	% of net assets
China	38.5%
South Korea	15.8%
Taiwan	13.9%
Brazil	7.7%
India	7.7%
South Africa	4.0%
Russia	3.2%
Mexico	2.1%
Other Countries	6.4%
Cash and Equivalents*	0.7%
*Includes temporary cash investments and other assets and liabilities.
5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Expenses Paid During Period(1) 6/1/20 - 11/30/20	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,348.50	$0.06	0.01%
Hypothetical
G Class	$1,000	$1,024.95	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

NOVEMBER 30, 2020

	Shares	Value
COMMON STOCKS — 99.3%
Argentina — 1.0%
Globant SA(1)	40,481	$7,637,955
Brazil — 7.7%
B3 SA - Brasil Bolsa Balcao	833,900	8,736,851
Locaweb Servicos de Internet SA(1)	384,200	4,730,965
Magazine Luiza SA	1,889,952	8,247,859
Raia Drogasil SA	1,347,000	6,552,212
TOTVS SA	817,000	4,178,482
Vale SA, ADR	860,637	12,530,875
WEG SA	828,000	11,480,166
		56,457,410
China — 38.5%
A-Living Smart City Services Co., Ltd., H Shares	993,250	4,192,865
Alibaba Group Holding Ltd., ADR(1)	193,950	51,078,672
Anhui Conch Cement Co. Ltd., H Shares	571,000	3,640,791
China Construction Bank Corp., H Shares	14,030,000	10,791,745
China Education Group Holdings Ltd.	2,204,000	4,399,321
China Gas Holdings Ltd.	1,312,600	4,785,842
China Tourism Group Duty Free Corp. Ltd., A Shares	240,587	7,073,367
CIFI Holdings Group Co. Ltd.	10,733,557	9,238,096
CNOOC Ltd.	6,689,000	6,584,536
Country Garden Services Holdings Co. Ltd.	919,000	5,152,526
GDS Holdings Ltd., ADR(1)	117,077	10,540,442
Geely Automobile Holdings Ltd.	2,611,000	7,279,135
Industrial & Commercial Bank of China Ltd., H Shares	11,814,095	7,358,887
JD.com, Inc., ADR(1)	111,885	9,549,385
Kweichow Moutai Co. Ltd., A Shares	25,900	6,729,236
Li Ning Co. Ltd.	1,007,000	5,475,949
Luxshare Precision Industry Co. Ltd., A Shares	1,350,360	10,648,815
New Oriental Education & Technology Group, Inc., ADR(1)	39,598	6,527,730
Nine Dragons Paper Holdings Ltd.	3,493,000	4,561,554
Ping An Insurance Group Co. of China Ltd., H Shares	766,000	8,972,384
Sany Heavy Industry Co. Ltd., A Shares	1,426,800	6,653,205
Shenzhou International Group Holdings Ltd.	264,000	4,350,030
TAL Education Group, ADR(1)	84,771	5,939,056
Tencent Holdings Ltd.	754,500	54,920,738
Wuxi Biologics, Inc.(1)	888,000	8,829,749
Xinyi Solar Holdings Ltd.	7,002,932	12,621,724
Zhongji Innolight Co. Ltd., A Shares	471,508	3,513,377
		281,409,157
Hungary — 1.2%
OTP Bank Nyrt(1)	218,931	8,658,246
India — 7.7%
Asian Paints Ltd.	225,708	6,713,064
Bajaj Finance Ltd.	88,725	5,821,539
Bata India Ltd.	170,708	3,622,985
HDFC Bank Ltd.(1)	922,865	17,798,601
7

	Shares	Value
Indraprastha Gas Ltd.	541,155	$3,605,764
Jubilant Foodworks Ltd.	194,532	6,561,070
Nestle India Ltd.	23,461	5,664,840
Tata Consultancy Services Ltd.	170,333	6,160,399
		55,948,262
Indonesia — 1.4%
Bank Rakyat Indonesia Persero Tbk PT	19,626,100	5,662,652
Telekomunikasi Indonesia Persero Tbk PT	20,115,900	4,603,351
		10,266,003
Malaysia — 0.5%
Top Glove Corp. Bhd	2,122,400	3,707,514
Mexico — 2.1%
Cemex SAB de CV, ADR	2,368,863	10,896,770
Wal-Mart de Mexico SAB de CV	1,668,062	4,390,885
		15,287,655
Philippines — 0.6%
Ayala Land, Inc.	6,006,780	4,747,503
Russia — 3.2%
Novatek PJSC, GDR	35,217	5,463,446
Sberbank of Russia PJSC, ADR (London)	430,096	5,696,721
Yandex NV, A Shares(1)	172,438	11,891,324
		23,051,491
South Africa — 4.0%
Capitec Bank Holdings Ltd.(1)	68,760	5,742,125
Kumba Iron Ore Ltd.	123,802	4,194,817
Naspers Ltd., N Shares(2)	96,203	19,372,176
		29,309,118
South Korea — 15.8%
CJ Logistics Corp.(1)	55,403	8,296,050
Cosmax, Inc.	35,804	3,089,830
Hotel Shilla Co. Ltd.	54,160	3,925,645
Hyundai Motor Co.	59,165	9,744,422
LG Household & Health Care Ltd.	2,658	3,637,734
Mando Corp.	171,882	7,567,513
NAVER Corp.	32,349	8,135,431
Orion Corp./Republic of Korea	29,748	3,208,428
Samsung Biologics Co. Ltd.(1)	6,125	4,387,139
Samsung Electro-Mechanics Co. Ltd.	84,597	11,962,728
Samsung Electronics Co. Ltd.	690,570	41,717,576
Samsung SDI Co. Ltd.	19,915	9,625,371
		115,297,867
Taiwan — 13.9%
ASPEED Technology, Inc.	91,000	4,510,457
Chailease Holding Co. Ltd.	2,530,819	13,868,865
Giant Manufacturing Co. Ltd.	408,000	4,048,454
Largan Precision Co. Ltd.	36,000	4,058,268
Merida Industry Co. Ltd.	505,000	4,434,428
President Chain Store Corp.	358,000	3,255,099
Taiwan Semiconductor Manufacturing Co. Ltd.	3,768,774	63,655,032
Win Semiconductors Corp.	329,000	3,873,192
		101,703,795
Thailand — 1.0%
CP ALL PCL(1)	1,725,700	3,431,451
8

	Shares	Value
Muangthai Capital PCL(1)	2,030,300	$3,596,234
		7,027,685
Turkey — 0.7%
BIM Birlesik Magazalar AS	580,196	5,185,614
TOTAL COMMON STOCKS (Cost $495,670,067)		725,695,275
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.625% - 1.375%, 1/31/25 - 5/15/30, valued at $2,870,434), in a joint trading account at 0.06%, dated 11/30/20, due 12/1/20 (Delivery value $2,811,524)		2,811,519
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625%, 4/15/23, valued at $3,224,290), at 0.07%, dated 11/30/20, due 12/1/20 (Delivery value $3,161,006)		3,161,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	149	149
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,972,668)		5,972,668
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $501,642,735)		731,667,943
OTHER ASSETS AND LIABILITIES — (0.1)%		(919,417)
TOTAL NET ASSETS — 100.0%		$730,748,526

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	27.3%
Consumer Discretionary	23.1%
Financials	14.1%
Communication Services	10.8%
Consumer Staples	6.2%
Materials	5.8%
Industrials	4.9%
Health Care	2.3%
Real Estate	1.9%
Energy	1.7%
Utilities	1.2%
Cash and Equivalents*	0.7%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $16,083,036. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. At period end, the aggregate value of the collateral held by the fund was $17,488,029, all of which is securities collateral.

See Notes to Financial Statements.
9

Statement of Assets and Liabilities

NOVEMBER 30, 2020
Assets
Investment securities, at value (cost of $501,642,735) — including $16,083,036 of securities on loan	$731,667,943
Foreign currency holdings, at value (cost of $31,134)	30,636
Receivable for capital shares sold	43
Dividends and interest receivable	22,573
Securities lending receivable	521
Other assets	12,590
731,734,306

Liabilities
Accrued foreign taxes	985,780

Net Assets	$730,748,526

G Class Capital Shares, $0.01 Par Value
Shares authorized	510,000,000
Shares outstanding	52,289,813

Net Asset Value Per Share	$13.97

Net Assets Consist of:
Capital (par value and paid-in surplus)	$512,444,469
Distributable earnings	218,304,057
$730,748,526

See Notes to Financial Statements.
10

Statement of Operations

YEAR ENDED NOVEMBER 30, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $882,551)	$7,352,522
Interest (net of foreign taxes withheld of $1,329)	21,813
Securities lending, net	20,736
7,395,071

Expenses:
Management fees	4,380,557
Directors' fees and expenses	14,744
Other expenses	65,874
4,461,175
Fees waived	(4,380,557)
80,618

Net investment income (loss)	7,314,453

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(17,456))	5,081,992
Foreign currency translation transactions	(17,338)
5,064,654

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(985,780))	117,279,166
Translation of assets and liabilities in foreign currencies	6,310
117,285,476

Net realized and unrealized gain (loss)	122,350,130

Net Increase (Decrease) in Net Assets Resulting from Operations	$129,664,583

See Notes to Financial Statements.
11

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2020 AND NOVEMBER 30, 2019
Increase (Decrease) in Net Assets	November 30, 2020	November 30, 2019
Operations
Net investment income (loss)	$7,314,453	$12,147,378
Net realized gain (loss)	5,064,654	(20,069,885)
Change in net unrealized appreciation (depreciation)	117,285,476	60,255,917
Net increase (decrease) in net assets resulting from operations	129,664,583	52,333,410

Distributions to Shareholders
From earnings	(12,202,414)	(36,104,267)

Capital Share Transactions
Proceeds from shares sold	344,526,986	100,536,971
Proceeds from reinvestment of distributions	12,202,414	36,104,267
Payments for shares redeemed	(175,438,606)	(123,853,000)
Net increase (decrease) in net assets from capital share transactions	181,290,794	12,788,238

Net increase (decrease) in net assets	298,752,963	29,017,381

Net Assets
Beginning of period	431,995,563	402,978,182
End of period	$730,748,526	$431,995,563

Transactions in Shares of the Fund
Sold	27,860,321	9,172,751
Issued in reinvestment of distributions	1,032,353	3,643,216
Redeemed	(14,097,357)	(11,328,492)
Net increase (decrease) in shares of the fund	14,795,317	1,487,475

See Notes to Financial Statements.
12

Notes to Financial Statements

NOVEMBER 30, 2020

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
13

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its securities.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

14

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 54% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.90%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The annual management fee for the period ended November 30, 2020 was 0.00% after waiver.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $14,707 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $4,734 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended November 30, 2020 were $310,846,942 and $295,123,597, respectively.

On August 13, 2020, the fund received investment securities valued at $167,670,525 from a purchase in kind from other products managed by the fund’s investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

15

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Argentina	$7,637,955	—	—
Brazil	12,530,875	$43,926,535	—
China	83,635,285	197,773,872	—
Mexico	10,896,770	4,390,885	—
Russia	11,891,324	11,160,167	—
Other Countries	—	341,851,607	—
Temporary Cash Investments	149	5,972,519	—
	$126,592,358	$605,075,585	—

6. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

16

7. Federal Tax Information

On December 22, 2020, the fund declared and paid per-share distributions of $0.2535 from net investment income to shareholders of record on December 21, 2020.

The tax character of distributions paid during the years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$12,202,414	$5,981,675
Long-term capital gains	—	$30,122,592

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$509,280,043
Gross tax appreciation of investments	$228,900,884
Gross tax depreciation of investments	(6,512,984)
Net tax appreciation (depreciation) of investments	222,387,900
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(993,209)
Net tax appreciation (depreciation)	$221,394,691
Undistributed ordinary income	$12,749,681
Accumulated short-term capital losses	$(15,840,315)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

17

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2020	$11.52	0.18	2.60	2.78	(0.33)	—	(0.33)	$13.97	24.62%	0.02%	0.92%	1.50%	0.60%	61%	$730,749
2019	$11.19	0.31	0.94	1.25	(0.15)	(0.77)	(0.92)	$11.52	12.54%	0.01%	0.91%	2.80%	1.90%	50%	$431,996
2018	$14.54	0.23	(2.00)	(1.77)	(0.14)	(1.44)	(1.58)	$11.19	(13.75)%	0.01%	0.95%	1.78%	0.84%	66%	$402,978
2017	$10.27	0.09	4.26	4.35	(0.08)	—	(0.08)	$14.54	42.75%	0.69%	1.25%	0.74%	0.18%	56%	$481,494
2016	$9.75	0.05	0.50	0.55	(0.03)	—	(0.03)	$10.27	5.68%	1.18%	1.18%	0.53%	0.53%	75%	$394,433

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Emerging Markets Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Emerging Markets Fund of the American Century World Mutual Funds, Inc. as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
19

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None
20

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
21

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

22

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In
23

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information
24

regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders
25

of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
26

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.
27

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2020.

For the fiscal year ended November 30, 2020, the fund intends to pass through to shareholders foreign source income of $8,235,073 and foreign taxes paid of $831,457, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2020 are $0.1575 and $0.0159, respectively.
28

Notes
29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91023 2101

Annual Report

November 30, 2020

NT International Growth Fund
G Class (ACLNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLNX	26.30%	10.77%	8.68%	5/12/06
MSCI EAFE Index	—	6.37%	6.18%	5.85%	—
MSCI EAFE Growth Index	—	16.01%	9.28%	7.81%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2010

Value on November 30, 2020
G Class — $22,997

MSCI EAFE Index — $17,659

MSCI EAFE Growth Index — $21,217

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.84%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Raj Gandhi and Jim Zhao
Performance Summary
NT International Growth returned 26.30%* for the fiscal year ended November 30, 2020, outperforming its benchmark, the MSCI EAFE Index, which returned 6.37%.

Stock selection across a broad range of sectors propelled the fund’s outperformance, including information technology, financials, consumer discretionary, energy and industrials, while consumer staples holdings detracted modestly. From a geographic perspective, Japan-based holdings benefited returns as did stock selection in the U.K. and positioning in China.

The COVID-19 pandemic precipitated a health and economic crisis that plunged non-U.S. equities into bear market territory in the first quarter of 2020 as global supply chains were disrupted and lockdowns brought global demand to a halt. Our focus on firms with sustainable growth tied to company-specific structural or secular drivers rather than those levered to the economic cycle helped the portfolio weather the downturn. Stocks roared back amid record amounts of fiscal and monetary stimulus and earnings results that exceeded overly pessimistic expectations. Volatility persisted in the second half of the year, albeit less extreme, as the global economy recovered amid concerns about a second wave of the pandemic and the U.S. elections. Toward the end of the reporting period, progress on multiple coronavirus vaccines fueled investor optimism over the potential for a return to more normal economic activity in 2021 and drove strong gains among non-U.S. equities.

Stock Selection Key to Outperformance
A diverse array of information technology holdings fueled the fund’s outperformance. Payment processor Adyen gained on strong earnings amid the acceleration of beneficial trends, such as the shift from cash to card payments and rise of online shopping. Shopify’s stock also advanced on new customer growth and pandemic-driven e-commerce trends as its online store platform and services helped merchants quickly adapt to selling online. Data center operator GDS Holdings benefited from demand for increased capacity with the ongoing rise of cloud computing and the accelerated need for remote access to work, school and entertainment. Semiconductor manufacturer Infineon Technologies experienced sharp earnings acceleration driven by recovery in automobile manufacturing and the shift to electric and hybrid vehicles.

Among financials, our disciplined selection process resulted in an underweight position relative to the benchmark in banks, which proved beneficial as low interest rates constrained banks’ earnings and hampered stock performance. Portfolio holding London Stock Exchange Group benefited from synergies related to the Refinitiv acquisition and the shift in its business model to subscription-based data services.

Online apparel retailer ASOS, one the fund’s top individual performers, drove a large portion of the consumer discretionary contribution. The stock advanced sharply propelled by strong reported results. ASOS benefited from improved consumer spending trends and the ongoing shift to online shopping. Sales increased amid higher demand, and profitability improved with a lower rate of returned orders.

*Fund returns would have been lower if a portion of the fees had not been waived.
3

Our focus on sustainable earnings growth kept us away from most traditional oil and gas energy stocks. However, our selective investment in Neste, a leading producer of renewable diesel and jet fuel, ranked among the top individual contributors to performance. The stock advanced on strong growth in demand for renewable diesel. Neste’s proprietary technology allows for a variety of inputs, including animal waste, and results in transportation fuel that produces 90% less carbon dioxide emissions than traditional diesel.

Among industrials, MonotaRO, the largest online distributor of industrial components in Japan, benefited from an acceleration in new customer acquisition as companies transitioned to online at a faster pace due to the pandemic. The firm posted double-digit revenue growth at a time when overall industrial activity in Japan declined.

Notable individual contributors also included Lonza Group, a contract manufacturer of drugs and specialty ingredients for the pharmaceuticals and biotechnology industries. The company reported strong results driven by continued demand for outsourced manufacturing services by pharmaceuticals and biotechnology firms. In addition, the stock reacted positively to Lonza’s deal to manufacture the majority of Moderna’s COVID-19 vaccine.

On the downside, Melrose Industries detracted from the fund’s performance. The turnaround specialist’s stock fell on significant weakness in the automotive and aerospace markets. A highly leveraged balance sheet raised potential liquidity concerns, and extreme end-market demand pressures reduced prospects for near-term earnings growth from synergies related to its acquisition of GKN. We sold the stock.

Portfolio Positioning
We remain committed to our disciplined, bottom-up process of identifying companies exhibiting accelerating, sustainable growth. This year has been volatile and one where we have had multiple pivots in our outlook due to COVID-19. While uncertainties remain over the current surge in coronavirus cases and additional lockdowns, we believe the efficacy and delivery of vaccines is a game-changer along with other factors that weighed on sentiment simultaneously moving away, such as the U.S. election. We think the distribution of the vaccine coupled with the massive amounts of fiscal and monetary stimulus could lead to a strong, synchronized global earnings recovery that is not fully reflected in analysts’ expectations. We continue to maintain exposure to companies benefiting from strong secular trends such as renewable energy and 5G that could accelerate with improved economic activity. However, our view of where earnings growth will demonstrate the strongest acceleration has changed since earlier in the year. We have added several names that should benefit from an acceleration in cyclical activity as the economy reopens. Information technology remains the fund’s largest overweight and is broadly diversified with exposure to different end markets, including 5G, automobiles, factory automation and digital solutions. Our bottom-up stock selection continues to lead to an underweight in consumer staples.

Europe remains the fund’s largest regional exposure. The European Union’s 750 billion euro recovery plan represented a first-of-its-kind undertaking that could mean improved coordination of fiscal measures, central bank policy and debt across member states. In our view, such coordination, if successful, could potentially help Europe outperform other developed markets. We remain underweight to Japan and Asia in general.

4

Fund Characteristics

NOVEMBER 30, 2020
Top Ten Holdings	% of net assets
Murata Manufacturing Co. Ltd.	2.2%
LVMH Moet Hennessy Louis Vuitton SE	2.1%
AstraZeneca plc	1.9%
Infineon Technologies AG	1.9%
ASML Holding NV	1.9%
CSL Ltd.	1.8%
Schneider Electric SE	1.8%
AIA Group Ltd.	1.8%
Iberdrola SA	1.7%
Keyence Corp.	1.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.4%
Temporary Cash Investments	2.4%
Temporary Cash Investments - Securities Lending Collateral	3.1%
Other Assets and Liabilities	(2.9)%

Investments by Country	% of net assets
France	16.2%
Japan	15.0%
United Kingdom	9.5%
Switzerland	7.2%
Germany	6.6%
Denmark	5.3%
Spain	4.8%
Netherlands	4.6%
Sweden	4.0%
Canada	3.7%
China	3.4%
Hong Kong	3.2%
Ireland	2.9%
Australia	2.4%
Other Countries	8.6%
Cash and Equivalents*	2.6%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.
5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Expenses Paid During Period(1) 6/1/20 - 11/30/20	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,284.90	$0.06	0.01%
Hypothetical
G Class	$1,000	$1,024.95	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

NOVEMBER 30, 2020

	Shares	Value
COMMON STOCKS — 97.4%
Australia — 2.4%
Atlassian Corp. plc, Class A(1)	36,690	$8,257,084
CSL Ltd.	112,040	24,473,212
		32,730,296
Belgium — 1.6%
KBC Group NV(1)	316,630	21,976,609

Brazil — 1.1%
Magazine Luiza SA	2,264,396	9,881,954
XP, Inc., Class A(1)	123,282	5,055,795
		14,937,749
Canada — 3.7%
Alimentation Couche-Tard, Inc., B Shares	224,380	7,451,690
Canada Goose Holdings, Inc.(1)(2)	261,250	8,688,217
Canadian Pacific Railway Ltd.	43,130	13,933,975
Element Fleet Management Corp.	1,313,150	13,356,981
Shopify, Inc., Class A(1)	5,950	6,403,890
		49,834,753
China — 3.4%
Alibaba Group Holding Ltd., ADR(1)	30,370	7,998,243
ANTA Sports Products Ltd.	398,000	5,430,127
GDS Holdings Ltd., ADR(1)	95,770	8,622,173
Huazhu Group Ltd., ADR	196,340	9,773,805
Tencent Holdings Ltd.	178,700	13,007,735
		44,832,083
Denmark — 5.3%
Carlsberg A/S, B Shares	102,320	15,184,865
DSV Panalpina A/S	103,540	16,299,531
Novo Nordisk A/S, B Shares	267,000	17,932,170
Orsted A/S	50,580	9,131,173
Vestas Wind Systems A/S	61,930	12,566,825
		71,114,564
Finland — 1.5%
Neste Oyj	293,310	19,554,847
France — 16.2%
Air Liquide SA	119,120	19,504,795
Arkema SA	119,680	13,917,074
Capgemini SE	120,420	16,642,407
Dassault Systemes SE	62,100	11,451,076
Edenred	329,426	18,786,880
Iliad SA	40,450	8,200,034
LVMH Moet Hennessy Louis Vuitton SE	48,080	27,585,812
Peugeot SA(1)	518,220	12,152,412
Safran SA(1)	123,040	17,869,764
Schneider Electric SE	172,320	23,904,893
Teleperformance	52,190	17,345,458
Valeo SA	573,230	22,120,822
7

	Shares	Value
Vivendi SA	247,680	$7,440,791
		216,922,218
Germany — 6.6%
adidas AG(1)	15,670	4,989,908
Daimler AG	170,520	11,476,142
Infineon Technologies AG	729,362	25,637,912
Knorr-Bremse AG	135,662	17,345,375
Muenchener Rueckversicherungs-Gesellschaft AG	42,960	11,970,141
Puma SE(1)	172,930	17,176,126
		88,595,604
Hong Kong — 3.2%
AIA Group Ltd.	2,146,800	23,449,595
Sands China Ltd.	1,450,000	5,944,773
Techtronic Industries Co. Ltd.	1,022,000	13,125,451
		42,519,819
India — 1.2%
HDFC Bank Ltd.(1)	850,370	16,400,445
Indonesia — 0.6%
Bank Central Asia Tbk PT	3,666,700	8,033,571
Ireland — 2.9%
ICON plc(1)	45,680	8,902,119
Kerry Group plc, A Shares	92,850	12,982,373
Ryanair Holdings plc, ADR(1)	156,670	16,257,646
		38,142,138
Italy — 1.0%
Ferrari NV	63,490	13,457,631
Japan — 15.0%
Daifuku Co. Ltd.	73,100	8,471,750
FANUC Corp.	26,600	6,417,788
Hoya Corp.	128,300	17,098,548
Keyence Corp.	44,900	22,820,943
Kobe Bussan Co. Ltd.	243,400	8,496,739
MonotaRO Co. Ltd.	241,700	14,734,486
Murata Manufacturing Co. Ltd.	328,900	28,844,258
Obic Co. Ltd.	62,000	13,953,956
Olympus Corp.	519,900	11,288,813
Pan Pacific International Holdings Corp.	529,700	12,546,819
Recruit Holdings Co. Ltd.	520,600	21,816,086
Sony Corp.	164,400	15,287,109
Terumo Corp.	373,300	14,769,600
Workman Co. Ltd.	45,700	4,061,420
		200,608,315
Netherlands — 4.6%
Adyen NV(1)	10,484	19,998,642
ASML Holding NV	58,500	25,333,167
Just Eat Takeaway.com NV(1)(2)	53,650	5,687,780
Koninklijke DSM NV	60,814	9,963,694
		60,983,283
Singapore — 0.5%
Sea Ltd., ADR(1)	37,990	6,852,256
Spain — 4.8%
Amadeus IT Group SA	247,761	16,874,849
8

	Shares	Value
CaixaBank SA	2,081,040	$5,310,444
Cellnex Telecom SA	293,835	18,506,036
Iberdrola SA	1,704,938	23,233,770
		63,925,099
Sweden — 4.0%
Atlas Copco AB, A Shares(2)	256,780	12,953,651
Hexagon AB, B Shares(1)(2)	260,020	21,527,816
Telefonaktiebolaget LM Ericsson, B Shares	1,569,110	19,143,338
		53,624,805
Switzerland — 7.2%
Lonza Group AG	33,280	20,836,001
Nestle SA	178,856	19,958,190
Novartis AG	133,570	12,114,118
Partners Group Holding AG	13,700	14,596,826
Sika AG	63,686	16,226,371
Zurich Insurance Group AG	32,560	13,198,631
		96,930,137
Taiwan — 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	897,000	15,150,435
United Kingdom — 9.5%
Ashtead Group plc	250,580	10,597,166
ASOS plc(1)	253,286	15,622,492
Associated British Foods plc	140,720	3,966,046
AstraZeneca plc	247,170	25,896,959
Carnival plc	448,650	7,903,062
Ferguson plc	94,060	10,536,442
Halma plc	214,620	6,330,651
London Stock Exchange Group plc	163,930	17,688,372
Ocado Group plc(1)	153,408	4,513,865
Reckitt Benckiser Group plc	79,270	6,960,287
Whitbread plc(1)	418,410	16,941,815
		126,957,157
TOTAL COMMON STOCKS (Cost $928,134,166)		1,304,083,814
TEMPORARY CASH INVESTMENTS — 2.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.625% - 1.375%, 1/31/25 - 5/15/30, valued at $15,496,676), in a joint trading account at 0.06%, dated 11/30/20, due 12/1/20 (Delivery value $15,178,636)		15,178,610
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/23, valued at $17,408,370), at 0.07%, dated 11/30/20, due 12/1/20 (Delivery value $17,067,033)		17,067,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	802	802
TOTAL TEMPORARY CASH INVESTMENTS (Cost $32,246,412)		32,246,412
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 3.1%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $41,160,957)	41,160,957	41,160,957
TOTAL INVESTMENT SECURITIES — 102.9% (Cost $1,001,541,535)		1,377,491,183
OTHER ASSETS AND LIABILITIES — (2.9)%		(38,484,911)
TOTAL NET ASSETS — 100.0%		$1,339,006,272
9

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	21.5%
Consumer Discretionary	17.6%
Industrials	17.4%
Health Care	11.5%
Financials	11.3%
Consumer Staples	5.6%
Materials	4.5%
Communication Services	4.1%
Utilities	2.4%
Energy	1.5%
Cash and Equivalents*	2.6%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $44,087,297. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $46,435,931, which includes securities collateral of $5,274,974.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

NOVEMBER 30, 2020
Assets
Investment securities, at value (cost of $960,380,578) — including $44,087,297 of securities on loan	$1,336,330,226
Investment made with cash collateral received for securities on loan, at value (cost of $41,160,957)	41,160,957
Total investment securities, at value (cost of $1,001,541,535)	1,377,491,183
Foreign currency holdings, at value (cost of $218,385)	217,642
Receivable for investments sold	1,754,661
Receivable for capital shares sold	94
Dividends and interest receivable	1,991,618
Securities lending receivable	116,147
Other assets	11,101
1,381,582,446

Liabilities
Payable for collateral received for securities on loan	41,160,957
Payable for investments purchased	624,971
Accrued foreign taxes	769,636
Accrued other expenses	20,610
42,576,174

Net Assets	$1,339,006,272

G Class Capital Shares, $0.01 Par Value
Shares authorized	1,000,000,000
Shares outstanding	95,779,481

Net Asset Value Per Share	$13.98

Net Assets Consist of:
Capital (par value and paid-in surplus)	$924,747,553
Distributable earnings	414,258,719
$1,339,006,272

See Notes to Financial Statements.
11

Statement of Operations

YEAR ENDED NOVEMBER 30, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,238,935)	$10,043,071
Securities lending, net	248,257
Interest (net of foreign taxes withheld of $50)	24,230
10,315,558

Expenses:
Management fees	7,373,182
Directors' fees and expenses	27,584
Other expenses	79,706
7,480,472
Fees waived	(7,373,182)
107,290

Net investment income (loss)	10,208,268

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $29,662)	33,833,270
Foreign currency translation transactions	(61,961)
33,771,309

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(641,998))	186,471,382
Translation of assets and liabilities in foreign currencies	127,381
186,598,763

Net realized and unrealized gain (loss)	220,370,072

Net Increase (Decrease) in Net Assets Resulting from Operations	$230,578,340

See Notes to Financial Statements.
12

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2020 AND NOVEMBER 30, 2019
Increase (Decrease) in Net Assets	November 30, 2020	November 30, 2019
Operations
Net investment income (loss)	$10,208,268	$13,195,921
Net realized gain (loss)	33,771,309	17,160,913
Change in net unrealized appreciation (depreciation)	186,598,763	107,590,800
Net increase (decrease) in net assets resulting from operations	230,578,340	137,947,634

Distributions to Shareholders
From earnings	(21,446,973)	(108,218,409)

Capital Share Transactions
Proceeds from shares sold	592,376,460	25,530,950
Proceeds from reinvestment of distributions	21,446,973	108,218,409
Payments for shares redeemed	(311,099,401)	(232,567,170)
Net increase (decrease) in net assets from capital share transactions	302,724,032	(98,817,811)

Net increase (decrease) in net assets	511,855,399	(69,088,586)

Net Assets
Beginning of period	827,150,873	896,239,459
End of period	$1,339,006,272	$827,150,873

Transactions in Shares of the Fund
Sold	47,489,240	2,530,857
Issued in reinvestment of distributions	1,918,957	11,892,133
Redeemed	(26,379,155)	(22,184,342)
Net increase (decrease) in shares of the fund	23,029,042	(7,761,352)

See Notes to Financial Statements.
13

Notes to Financial Statements

NOVEMBER 30, 2020

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$41,160,957	—	—	—	$41,160,957
Gross amount of recognized liabilities for securities lending transactions					$41,160,957
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 57% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of International Growth Fund, one fund in a series issued by the corporation. The management fee schedule ranges from 0.700% to 1.150%. The investment advisor agreed to waive the fund’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended November 30, 2020 was 0.82% before waiver and 0.00% after waiver.

16

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $158,906 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $73,842 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended November 30, 2020 were $496,651,041 and $757,972,887, respectively.

On August 13, 2020, the fund received investment securities valued at $521,708,580 from a purchase in kind from other products managed by the fund's investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$8,257,084	$24,473,212	—
Brazil	5,055,795	9,881,954	—
China	26,394,221	18,437,862	—
Ireland	25,159,765	12,982,373	—
Singapore	6,852,256	—	—
Other Countries	—	1,166,589,292
Temporary Cash Investments	802	32,245,610
Temporary Cash Investments - Securities Lending Collateral	41,160,957	—	—
	$112,880,880	$1,264,610,303	—

17

6. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

7. Federal Tax Information

On December 22, 2020, the fund declared and paid per-share distributions of $0.3536 and $0.1008 from net realized gains and net investment income, respectively to shareholders of record on December 21, 2020.
The tax character of distributions paid during the years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$12,393,282	$16,694,228
Long-term capital gains	$9,053,691	$91,524,181

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,005,683,296
Gross tax appreciation of investments	$374,251,982
Gross tax depreciation of investments	(2,444,095)
Net tax appreciation (depreciation) of investments	371,807,887
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(682,029)
Net tax appreciation (depreciation)	$371,125,858
Undistributed ordinary income	$9,568,015
Accumulated long-term gains	$33,564,846
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2020	$11.37	0.13	2.78	2.91	(0.17)	(0.13)	(0.30)	$13.98	26.30%	0.01%	0.83%	1.13%	0.31%	55%	$1,339,006
2019	$11.13	0.17	1.50	1.67	(0.22)	(1.21)	(1.43)	$11.37	18.27%	0.01%	0.84%	1.60%	0.77%	70%	$827,151
2018	$12.57	0.22	(1.09)	(0.87)	(0.20)	(0.37)	(0.57)	$11.13	(7.35)%	0.01%	0.82%	1.75%	0.94%	71%	$896,239
2017	$9.61	0.14	2.91	3.05	(0.09)	—	(0.09)	$12.57	32.02%	0.61%	0.91%	1.26%	0.96%	57%	$1,039,845
2016	$10.95	0.10	(1.02)	(0.92)	(0.08)	(0.34)	(0.42)	$9.61	(8.69)%	0.98%	0.98%	0.98%	0.98%	69%	$845,423

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Growth Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT International Growth Fund of the American Century World Mutual Funds, Inc. as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
20

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None
21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

23

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In
24

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information
25

regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides
26

a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.
28

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2020.

The fund hereby designates $10,756,986, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2020.

For the fiscal year ended November 30, 2020, the fund intends to pass through to shareholders foreign source income of $11,192,767 and foreign taxes paid of $1,090,869, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2020 are $0.1169 and $0.0114, respectively.

The fund utilized earnings and profits of $2,245,971 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
29

Notes
30

Notes
31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91024 2101

Annual Report

November 30, 2020

NT International Small-Mid Cap Fund
Investor Class (ANTSX)
G Class (ANTMX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ANTSX	26.24%	9.58%	8.87%	3/19/15
MSCI EAFE Small Cap Index	—	9.76%	8.11%	7.81%	—
G Class	ANTMX	28.03%	10.73%	9.88%	3/19/15
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2020
Investor Class — $16,238

MSCI EAFE Small Cap Index — $15,362

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	G Class
1.48%	1.13%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Trevor Gurwich, Federico Laffan and Pratik Patel

Performance Summary

NT International Small-Mid Cap returned 28.03%* for the 12 months ended November 30, 2020, outperforming the MSCI EAFE Small Cap Index, which returned 9.76% for the same period.

Non-U.S. small- and mid-cap stocks rose over the 12-month period, proving resilient despite a sharp sell-off in the first quarter of 2020. This sell-off was triggered by the global COVID-19 pandemic, which disrupted travel and led to lockdown measures that severely curtailed economic activity. Central banks responded to this crisis with unprecedented monetary stimulus, and many governments announced fiscal spending increases. These measures reassured investors and set the stage for a strong equity market rebound in the second quarter, especially as countries started to ease lockdowns. The market extended these gains through the third quarter, even though a second wave of the virus led to new lockdown orders in the late fall, especially in Europe. News of progress toward several COVID-19 vaccines raised hopes for a return to normal activity in 2021, and this helped the stocks end the period with solid gains.

Stock selection, especially in information technology and industrials, drove the fund’s strong relative outperformance over the 12-month period. An overweight in energy detracted from relative performance, as weaker global demand weighed on fuel prices. From a geographic standpoint, stock selection in Japan contributed, while stock selection and an underweight in Norway detracted from relative performance.

Software Testing Company and Cloud Computing Provider were Top Contributors

Information technology holdings were strong positive contributors to relative performance, supported by growing demand for high-quality connectivity and digital solutions during the pandemic. Standout contributors included SHIFT, a provider of software testing services benefiting from robust business trends in key end markets. TeamViewer, another contributor, provides cloud-based enterprise solutions that allow workers to collaborate from remote locations. The company saw increased demand for its service, as the pandemic drove more people to work from home.

Meal delivery services company HelloFresh was another notable performer, as pandemic-related lockdowns fueled demand for its gourmet delivered meal kits. We exited the position after a period of outperformance, as we found other opportunities with the potential for more earnings acceleration in 2021. Kobe Bussan was another prominent contributor. This supermarket franchise operator in Japan reported healthy growth trends, supported by store openings and market share expansion opportunities. The company’s franchise mode enabled it to open stores quickly by leveraging its store development and staff hiring capabilities. It was also resilient despite pandemic-related economic headwinds.
Housing-Related Investments in the U.K. Faced Pandemic Pressures

Several of our holdings faced near-term headwinds due to the pandemic and the related economic disruptions. U.K.-based residential homebuilder Bellway was a notable detractor, as lockdown orders curtailed construction activity and dampened its revenue growth. The UNITE Group, another detractor, develops and owns student housing in the U.K. The stock fell sharply after the company reduced its revenue forecast, as the virus shifted learning online and reduced demand for student

*All fund returns referenced in this commentary are for G Class shares. G Class returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

3

housing, especially from international students. We liquidated our investment in the company given its uncertain earnings outlook.

Orix JREIT was also a detractor. This real estate investment trust owns office property, primarily in Tokyo, Japan. It faced headwinds from weaker employment growth in Japan, as well as from the move toward more remote working arrangements due to the pandemic. We sold the position, as we sought out investments we believed offered more attractive risk/reward profiles.

Outlook

The fund continues to invest in non-U.S. small- and mid-cap companies we believe are demonstrating accelerating and sustainable growth. Our stock selection process continues to drive our sector and country allocations. We increased our weighting in industrials, moving to a sizable overweight, as we added investments that may benefit from an economic recovery and a potential return to normal activity in 2021.

We also have sought out companies benefiting from secular changes created by COVID-19. The fund remains overweight in consumer discretionary and information technology. We increased exposure to consumer discretionary as we favored companies with sustainable earnings growth. In information technology, we own companies capitalizing on the growth in e-commerce, cloud computing, software as a service and the 5G network build-out. We reduced our weighting in information technology somewhat during the 12-month period, however, as we took profits on stocks that have outperformed in recent quarters. We also reduced exposure to consumer staples and energy, moving to relative underweights, as we found fewer compelling investment opportunities. Stock selection also led to underweights in real estate, financials and materials.

From a country and regional standpoint, our bottom-up process led to an overweight in Canada. Stock selection led to a reduced weighting in Europe, which ended the period as a regional underweight. The fund is also underweight in Asia, reflecting the mix of investment opportunities we have found there.

4

Fund Characteristics

NOVEMBER 30, 2020
Top Ten Holdings	% of net assets
Metso Outotec Oyj	1.6%
Seven Group Holdings Ltd.	1.6%
flatexDEGIRO AG	1.5%
Nippon Gas Co. Ltd.	1.5%
Open House Co. Ltd.	1.5%
SOITEC	1.5%
Electrocomponents plc	1.4%
Mapletree Industrial Trust	1.3%
Element Fleet Management Corp.	1.3%
Sushiro Global Holdings Ltd.	1.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Temporary Cash Investments	0.4%
Temporary Cash Investments - Securities Lending Collateral	1.3%
Other Assets and Liabilities	(1.0)%

Investments by Country	% of net assets
Japan	25.9%
United Kingdom	14.2%
Sweden	10.6%
Canada	10.5%
Germany	5.9%
Australia	5.4%
Switzerland	3.8%
Israel	3.5%
Denmark	3.1%
Netherlands	2.8%
Hong Kong	2.7%
Finland	2.6%
France	2.3%
Other Countries	6.0%
Cash and Equivalents*	0.7%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Expenses Paid During Period(1) 6/1/20 - 11/30/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,274.90	$8.36	1.47%
G Class	$1,000	$1,283.40	$0.06	0.01%
Hypothetical
Investor Class	$1,000	$1,017.65	$7.41	1.47%
G Class	$1,000	$1,024.95	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

NOVEMBER 30, 2020

	Shares	Value
COMMON STOCKS — 99.3%
Australia — 5.4%
Breville Group Ltd.	135,725	$2,401,855
carsales.com Ltd.	154,057	2,299,958
Magellan Financial Group Ltd.	49,420	2,148,593
NEXTDC Ltd.(1)	702,149	5,805,400
OZ Minerals Ltd.	278,736	3,340,999
Redbubble Ltd.(1)(2)	764,205	2,921,211
Seven Group Holdings Ltd.(2)	481,854	7,790,822
		26,708,838
Belgium — 0.9%
Warehouses De Pauw, CVA	126,102	4,282,038
Canada — 10.5%
BRP, Inc.	72,417	4,131,343
CAE, Inc.	218,330	5,282,150
Canada Goose Holdings, Inc.(1)(2)	69,558	2,313,244
Colliers International Group, Inc.	71,681	6,393,722
Descartes Systems Group, Inc. (The)(1)	70,724	4,193,775
Element Fleet Management Corp.	640,844	6,518,480
FirstService Corp.	28,746	3,920,452
Innergex Renewable Energy, Inc.	220,678	4,367,001
Jamieson Wellness, Inc.	90,440	2,505,607
Kinaxis, Inc.(1)	18,555	2,797,323
Nuvei Corp.(1)	77,495	3,642,265
TFI International, Inc.	121,828	6,181,925
		52,247,287
Denmark — 3.1%
ALK-Abello A/S(1)	13,751	4,874,944
Netcompany Group A/S(1)	56,823	5,277,734
Pandora A/S	12,728	1,270,370
Royal Unibrew A/S	36,969	3,872,078
		15,295,126
Finland — 2.6%
Huhtamaki Oyj	95,849	4,810,659
Metso Outotec Oyj	887,954	7,928,355
		12,739,014
France — 2.3%
APERAM SA	31,218	1,188,595
Elis SA(1)	181,692	2,965,773
SOITEC(1)	41,271	7,190,435
		11,344,803
Germany — 5.9%
CompuGroup Medical SE & Co. KgaA	42,331	4,203,622
flatexDEGIRO AG(1)	113,141	7,554,331
Gerresheimer AG	37,913	4,414,695
Hypoport SE(1)	4,673	2,454,890
Sixt SE(1)	36,048	4,131,862
Stroeer SE & Co. KGaA	45,646	4,086,886
7

	Shares	Value
TeamViewer AG(1)	52,616	$2,504,784
		29,351,070
Hong Kong — 2.7%
Man Wah Holdings Ltd.	2,684,000	4,953,336
Melco International Development Ltd.	1,255,000	2,374,956
Minth Group Ltd.	1,200,000	5,973,554
		13,301,846
Israel — 3.5%
Inmode Ltd.(1)	127,481	5,491,881
Kornit Digital Ltd.(1)	74,337	6,271,813
Nova Measuring Instruments Ltd.(1)	84,081	5,426,588
		17,190,282
Italy — 1.1%
FinecoBank Banca Fineco SpA(1)	193,078	3,014,551
MARR SpA(1)	125,373	2,337,354
		5,351,905
Japan — 25.9%
Anritsu Corp.	219,600	5,016,048
ASKUL Corp.	128,500	5,125,485
BASE, Inc.(1)	28,100	2,582,484
CKD Corp.	171,000	3,650,712
Cosmos Pharmaceutical Corp.	7,600	1,310,966
en-japan, Inc.	97,200	3,004,033
Harmonic Drive Systems, Inc.	32,500	2,595,589
Hennge KK(1)	36,500	2,458,150
IR Japan Holdings Ltd.	22,100	3,531,195
Japan Elevator Service Holdings Co. Ltd.	108,100	5,042,829
Japan Steel Works Ltd. (The)	165,900	4,020,739
Kakaku.com, Inc.	130,300	3,640,600
Kobe Bussan Co. Ltd.	98,600	3,441,982
Mabuchi Motor Co. Ltd.	97,900	4,373,178
Menicon Co. Ltd.	38,200	2,375,779
Mercari, Inc.(1)	93,900	4,307,654
Nabtesco Corp.	152,000	6,237,357
Nihon Kohden Corp.	102,700	3,254,098
Nihon Unisys Ltd.	139,900	5,181,021
Nippon Gas Co. Ltd.	149,100	7,502,134
Nissan Chemical Corp.	39,900	2,374,656
Open House Co. Ltd.	186,100	7,372,352
Park24 Co. Ltd.(1)	65,100	962,932
Rakus Co. Ltd.	119,400	2,790,249
Ryohin Keikaku Co. Ltd.	278,900	5,707,173
SHIFT, Inc.(1)	32,100	4,766,541
SHO-BOND Holdings Co. Ltd.	115,000	5,727,637
Sushiro Global Holdings Ltd.	201,800	6,425,256
UT Group Co. Ltd.(1)	118,900	3,753,281
Zenkoku Hosho Co. Ltd.	80,100	3,643,270
Zeon Corp.	487,800	6,037,546
		128,212,926
Netherlands — 2.8%
ASM International NV	14,599	2,570,517
Basic-Fit NV(1)(2)	107,436	3,903,184
Corbion NV	72,146	3,727,366
8

	Shares	Value
IMCD NV	28,219	$3,526,411
		13,727,478
Norway — 1.9%
Bakkafrost P/F(1)	67,353	4,205,221
LINK Mobility Group Holding ASA(1)	423,628	2,381,030
NEL ASA(1)	1,077,747	2,964,153
		9,550,404
Singapore — 1.3%
Mapletree Industrial Trust	2,978,400	6,529,975
Spain — 0.8%
Laboratorios Farmaceuticos Rovi SA	79,150	3,816,767
Sweden — 10.6%
AddTech AB, B Shares	239,185	3,006,444
Beijer Ref AB	75,383	2,588,760
BHG Group AB(1)	337,977	6,193,680
Bilia AB, A Shares(1)	303,582	3,404,803
Embracer Group AB(1)	141,461	2,867,628
Fastighets AB Balder, B Shares(1)	88,288	4,415,760
Lifco AB, B Shares	48,361	3,950,142
Lindab International AB	187,955	3,265,787
MIPS AB	26,834	1,345,823
Nordic Entertainment Group AB, B Shares(1)	69,629	3,462,954
Samhallsbyggnadsbolaget i Norden AB(2)	1,799,397	6,104,686
Sinch AB(1)	22,631	2,963,232
Stillfront Group AB(1)	51,395	5,899,390
Trelleborg AB, B Shares(1)	145,408	3,001,842
		52,470,931
Switzerland — 3.8%
Cembra Money Bank AG	55,069	6,374,123
SIG Combibloc Group AG(1)	259,401	5,968,050
Tecan Group AG	6,010	2,636,816
Zur Rose Group AG(1)	13,070	3,920,115
		18,899,104
United Kingdom — 14.2%
ASOS plc(1)	76,100	4,693,791
Bellway plc	89,145	3,379,208
boohoo Group plc(1)	637,131	2,675,293
Diploma plc	160,013	4,532,824
Electrocomponents plc	622,953	6,701,645
Endava plc, ADR(1)	54,508	3,422,557
Fevertree Drinks plc	90,466	2,785,989
Future plc	196,543	4,442,469
Games Workshop Group plc	46,515	6,101,576
Grafton Group plc(1)	221,162	2,509,680
HomeServe plc	214,088	2,975,699
Howden Joinery Group plc(1)	406,142	3,406,197
Intermediate Capital Group plc	265,555	5,774,208
IWG plc(1)	764,288	3,278,732
JD Sports Fashion plc	344,714	3,574,832
JET2 plc	176,678	3,293,435
Weir Group plc (The)(1)	231,812	5,157,934
9

	Shares	Value
WH Smith plc	100,272	$1,887,637
		70,593,706
TOTAL COMMON STOCKS (Cost $372,113,528)		491,613,500
TEMPORARY CASH INVESTMENTS — 0.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.625% - 1.375%, 1/31/25 - 5/15/30, valued at $900,708), in a joint trading account at 0.06%, dated 11/30/20, due 12/1/20 (Delivery value $882,222)		882,221
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625%, 5/15/30, valued at $1,009,873), at 0.07%, dated 11/30/20, due 12/1/20 (Delivery value $990,002)		990,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	46	46
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,872,267)		1,872,267
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 1.3%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $6,279,870)	6,279,870	6,279,870
TOTAL INVESTMENT SECURITIES — 101.0% (Cost $380,265,665)		499,765,637
OTHER ASSETS AND LIABILITIES — (1.0)%		(4,798,718)
TOTAL NET ASSETS — 100.0%		$494,966,919

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	27.1%
Consumer Discretionary	17.0%
Information Technology	14.4%
Real Estate	8.6%
Financials	7.5%
Health Care	6.4%
Materials	5.6%
Communication Services	5.3%
Consumer Staples	5.0%
Utilities	2.4%
Cash and Equivalents*	0.7%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $16,331,044. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $17,312,532, which includes securities collateral of $11,032,662.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

NOVEMBER 30, 2020
Assets
Investment securities, at value (cost of $373,985,795) — including $16,331,044 of securities on loan	$493,485,767
Investment made with cash collateral received for securities on loan, at value (cost of $6,279,870)	6,279,870
Total investment securities, at value (cost of $380,265,665)	499,765,637
Receivable for investments sold	2,702,760
Dividends and interest receivable	934,462
Securities lending receivable	56,150
503,459,009

Liabilities
Payable for collateral received for securities on loan	6,279,870
Payable for investments purchased	2,096,474
Accrued management fees	115,746
8,492,090

Net Assets	$494,966,919

Net Assets Consist of:
Capital (par value and paid-in surplus)	$367,738,754
Distributable earnings	127,228,165
$494,966,919

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$97,900,606	7,436,824	$13.16
G Class, $0.01 Par Value	$397,066,313	29,720,653	$13.36

See Notes to Financial Statements.
11

Statement of Operations

YEAR ENDED NOVEMBER 30, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $366,550)	$3,863,641
Securities lending, net	495,483
Interest	11,716
4,370,840

Expenses:
Management fees	4,332,708
Directors' fees and expenses	11,066
Other expenses	31,589
4,375,363
Fees waived(1)	(3,010,900)
1,364,463

Net investment income (loss)	3,006,377

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	32,386,288
Foreign currency translation transactions	18,135
32,404,423

Change in net unrealized appreciation (depreciation) on:
Investments	67,711,600
Translation of assets and liabilities in foreign currencies	31,763
67,743,363

Net realized and unrealized gain (loss)	100,147,786

Net Increase (Decrease) in Net Assets Resulting from Operations	$103,154,163

(1)Amount consists of $13,173 and $2,997,727 for Investor Class and G Class, respectively.

See Notes to Financial Statements.
12

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2020 AND NOVEMBER 30, 2019
Increase (Decrease) in Net Assets	November 30, 2020	November 30, 2019
Operations
Net investment income (loss)	$3,006,377	$3,918,676
Net realized gain (loss)	32,404,423	(18,276,654)
Change in net unrealized appreciation (depreciation)	67,743,363	63,120,925
Net increase (decrease) in net assets resulting from operations	103,154,163	48,762,947

Distributions to Shareholders
From earnings:
Investor Class	(1,580,340)	(10,045,152)
G Class	(7,505,757)	(28,156,452)
Decrease in net assets from distributions	(9,086,097)	(38,201,604)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	67,784,056	116,453,710

Net increase (decrease) in net assets	161,852,122	127,015,053

Net Assets
Beginning of period	333,114,797	206,099,744
End of period	$494,966,919	$333,114,797

See Notes to Financial Statements.
13

Notes to Financial Statements

NOVEMBER 30, 2020

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Small-Mid Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the Investor Class and G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$6,279,870	—	—	—	$6,279,870
Gross amount of recognized liabilities for securities lending transactions					$6,279,870

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 64% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. Effective August 1, 2020, the investment advisor agreed to waive 0.04% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

16

The annual management fee and the effective annual management fee after waiver for each class for the period ended November 30, 2020 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	1.47%	1.46%
G Class	1.12%	0.00%

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $8,412 and $489,696, respectively. The effect of interfund transactions on the Statement of Operations was $77,438 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended November 30, 2020 were $471,440,272 and $580,721,409, respectively.

On August 13, 2020, the fund received investment securities valued at $168,074,676 from a purchase in kind from other products managed by the fund’s investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2020		Year ended November 30, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	120,000,000		120,000,000
Sold	492,052	$3,938,077	3,003,767	$30,525,147
Issued in reinvestment of distributions	147,695	1,580,340	1,151,967	10,045,152
Redeemed	(2,059,298)	(23,788,410)	(1,553,046)	(15,182,636)
	(1,419,551)	(18,269,993)	2,602,688	25,387,663
G Class/Shares Authorized	300,000,000		300,000,000
Sold	16,319,664	188,246,740	10,187,019	105,277,042
Issued in reinvestment of distributions	700,818	7,505,757	3,225,252	28,156,452
Redeemed	(9,513,355)	(109,698,448)	(4,265,651)	(42,367,447)
	7,507,127	86,054,049	9,146,620	91,066,047
Net increase (decrease)	6,087,576	$67,784,056	11,749,308	$116,453,710

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

17

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$20,612,839	$471,000,661	—
Temporary Cash Investments	46	1,872,221	—
Temporary Cash Investments - Securities Lending Collateral	6,279,870	—	—
	$26,892,755	$472,872,882	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 22, 2020, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 21, 2020 of $0.4308 for the Investor Class and G Class.

On December 22, 2020, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 21, 2020:

Investor Class	G Class
$0.0000	$0.1039

18

The tax character of distributions paid during the years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$9,086,097	$7,333,981
Long-term capital gains	—	$30,867,623

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$391,171,675
Gross tax appreciation of investments	$110,405,756
Gross tax depreciation of investments	(1,811,794)
Net tax appreciation (depreciation) of investments	108,593,962
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	23,032
Net tax appreciation (depreciation)	$108,616,994
Undistributed ordinary income	$3,020,282
Accumulated long-term gains	$15,590,889

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

\
19

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$10.61	(0.03)	2.76	2.73	(0.18)	—	(0.18)	$13.16	26.24%	1.47%	1.48%	(0.25)%	(0.26)%	131%	$97,901
2019	$10.56	0.01	1.14	1.15	(0.04)	(1.06)	(1.10)	$10.61	13.13%	1.48%	1.48%	0.14%	0.14%	133%	$93,941
2018	$13.16	0.01	(1.73)	(1.72)	(0.11)	(0.77)	(0.88)	$10.56	(14.20)%	1.47%	1.47%	0.09%	0.09%	140%	$66,042
2017	$9.88	(0.01)	3.29	3.28	—	—	—	$13.16	33.20%	1.48%	1.48%	(0.10)%	(0.10)%	122%	$76,484
2016	$10.29	(0.01)	(0.33)	(0.34)	(0.07)	—	(0.07)	$9.88	(3.12)%	1.47%	1.47%	(0.07)%	(0.07)%	138%	$62,162
G Class
2020	$10.77	0.13	2.80	2.93	(0.34)	—	(0.34)	$13.36	28.03%	0.01%	1.13%	1.21%	0.09%	131%	$397,066
2019	$10.72	0.16	1.13	1.29	(0.18)	(1.06)	(1.24)	$10.77	14.77%	0.01%	1.13%	1.61%	0.49%	133%	$239,174
2018	$13.25	0.20	(1.76)	(1.56)	(0.20)	(0.77)	(0.97)	$10.72	(12.95)%	0.00%(3)	1.12%	1.56%	0.44%	140%	$140,057
2017	$9.89	0.06	3.32	3.38	(0.02)	—	(0.02)	$13.25	34.20%	0.80%	1.22%	0.58%	0.16%	122%	$172,954
2016	$10.30	0.01	(0.33)	(0.32)	(0.09)	—	(0.09)	$9.89	(2.97)%	1.27%	1.27%	0.13%	0.13%	138%	$135,377

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Small-Mid Cap Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT International Small-Mid Cap Fund of the American Century World Mutual Funds, Inc. as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None
23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In
26

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services
27

provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe
28

and was within the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.04% (e.g., the Investor Class unified fee will be reduced from 1.47% to 1.43%) for at least one year, beginning August 1, 2020. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2020.

For the fiscal year ended November 30, 2020, the fund intends to pass through to shareholders foreign source income of $4,230,191 and foreign taxes paid of $335,361, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2020 are $0.1138 and $0.0090, respectively.

31

Notes

32

33

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91025 2101
34

Annual Report

November 30, 2020

NT International Value Fund
Investor Class (ANTVX)
G Class (ANTYX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ANTVX	6.47%	3.11%	1.31%	3/19/15
MSCI EAFE Value Index	—	-3.35%	2.90%	1.22%	—
G Class	ANTYX	7.82%	4.05%	2.14%	3/19/15
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2020
Investor Class — $10,770

MSCI EAFE Value Index — $10,717

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	G Class
1.11%	0.76%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Yulin Long and Tsuyoshi Ozaki

In March 2020, portfolio manager Tsuyoshi Ozaki replaced Elizabeth Xie on the fund’s management team.

Performance Summary

NT International Value rose 7.82%* for the fiscal year ended November 30, 2020, compared with the -3.35% return of its benchmark, the MSCI EAFE Value Index. Fund results reflect operating expenses, while benchmark returns do not.

Global stock markets declined sharply in early 2020 amid significant volatility as the coronavirus pandemic led to severe global economic disruptions. Global economic activity grinded to a halt as countries closed borders, restricted travel and instituted social distancing protocols. Additionally, a price war between Saudi Arabia and Russia drove oil prices to record lows, further straining global financial markets. Following unprecedented fiscal and monetary stimulus by governments and global central banks to support economic activity, financial markets began to recover. Despite historic declines in gross domestic product in most global regions during the second quarter of 2020, optimism surrounding COVID-19 vaccine trials and better-than-expected economic earnings data supported equity markets during much of the second half of the reporting period. Nevertheless, international value-oriented stocks ended the reporting period with declines as a second wave of the coronavirus spread globally. In that environment, performance of international equities varied widely by region and style with European stocks trailing Japanese equities and value equities underperforming growth stocks.

Our stock selection process incorporates factors of valuation, quality, growth and sentiment, while minimizing unintended risks among industries and other risk characteristics. Security selection in the financials sector contributed the most to the fund’s relative returns. Stock choices in the consumer discretionary, communication services and industrials sectors also benefited performance. Conversely, stocks in the energy sector detracted fractionally from relative returns.

Geographically, stock choices within Japan and the U.K. contributed the most to relative returns. In contrast, security selection in Norway weighed modestly on the fund’s results.

Financials and Consumer Discretionary Stocks Drive Contribution

Diversified financial companies led outperformance in the financials sector. Sweden-based Kinnevik was among the top sector and fund contributors to relative performance. The investment company, with a primary focus on digital consumer businesses, benefited from changing consumer behavior during the pandemic. Kinnevik reported strong financial results as consumers increasingly turned to online platforms for activities like shopping and health care services. Limited exposure to banks also helped relative performance as returns of many banks were constrained by lower demand for financial products and increased loan default provisions during the pandemic’s economic uncertainty.

*All fund returns referenced in this commentary are for G Class shares. G Class returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

3

In the consumer discretionary sector, auto components manufacturers were key drivers of outperformance. An overweight position in France-based automotive supplier Valeo was a leading driver of the sector’s relative gains. The company’s stock price advanced amid improving economic activity and a resumption of vehicle manufacturing in China following the lifting of coronavirus lockdowns. Relative contribution also came from Japan-based furniture chain Nitori Holdings, which rose following a successful merger bid for home improvement retailer Shimachu, as well as from Denmark-based jewelry maker Pandora, whose strong online sales offset limited foot traffic at its stores. We subsequently liquidated our position in Nitori.

A number of stocks in the communication services and industrials sectors also supported the fund’s outperformance. Several Japan-based stocks drove relative gains in the communication services sector, including entertainment company Nintendo, which benefited from higher purchases of video games and gaming consoles by consumers staying at home. Wireless telecommunication services provider NTT DOCOMO advanced amid expectations of 5G service rollouts. We ultimately exited the position. In industrials, Kone Oyj, a Finland-based engineering company, advanced on recovering demand for elevators and escalators in China, along with signs of resiliency in some residential construction markets.

Australia-based Fortescue Metals Group also contributed prominently to relative performance. The metals and mining company posted record shipments and profits as China’s economic recovery and ongoing supply disruptions in Brazil drove iron ore prices sharply higher.

Energy Sector Detracted Fractionally From Relative Results

Significant exposure to a number of stocks in the energy sector detracted modestly from the fund’s relative returns. In the oil, gas and consumable fuels industry, U.K.-based Royal Dutch Shell and Norway-based Aker BP declined along with the price of crude oil amid weakening demand due to the pandemic. We maintain exposure to Royal Dutch Shell based on strong valuation and quality factors, but exited our position in Aker BP.

Underweight exposure to Australia-based BHP Group also weighed on relative returns. The diversified mining company’s stock advanced amid higher prices and demand for industrial metals like iron ore and copper as economic activity in China, the world’s largest metals consumer, resumed. An overweight position in Spain-based bank Banco Bilbao Vizcaya Argentaria, which posted sharp coronavirus-related losses amid falling interest rates and rising nonperforming loans, also held back gains. Nevertheless, the stock’s valuation factors remain very attractive.

Portfolio Positioning

As we approach 2021, global economies continue to grapple with uncertainty surrounding the coronavirus pandemic. We believe our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies. We employ a structured, disciplined investment approach for both stock selection and portfolio construction. We incorporate measures of valuation, quality, growth and sentiment into our stock selection process with the aim of producing consistent long-term performance. We seek to maintain balanced exposure to our fundamentally based, multidimensional drivers of stock returns, applying bottom-up research and analysis on individual stocks to determine positioning. As a result of this approach and our risk-control process, which seeks to limit active risk at the country, sector and industry level, we will have only modest overweights/underweights at any given time. As of November 30, 2020, the fund’s largest overweight positions are in the financials and consumer discretionary sectors. The fund’s largest underweights are in the consumer staples and real estate sectors. Geographically, the fund is overweight in Europe, notably in Spain, the Netherlands, France and Sweden, and underweight in Asia Pacific, particularly to Japan.

4

Fund Characteristics

NOVEMBER 30, 2020
Top Ten Holdings	% of net assets
TOTAL SE	2.3%
Novartis AG	2.0%
GlaxoSmithKline plc	1.8%
Zurich Insurance Group AG	1.7%
Royal Dutch Shell plc, B Shares	1.6%
Iberdrola SA	1.6%
Rio Tinto plc	1.5%
Bayerische Motoren Werke AG	1.5%
BNP Paribas SA	1.4%
Allianz SE	1.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Rights	—*
Warrants	—*
Total Equity Exposure	99.1%
Temporary Cash Investments	0.4%
Temporary Cash Investments - Securities Lending Collateral	0.4%
Other Assets and Liabilities	0.1%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
United Kingdom	18.2%
Japan	17.7%
France	12.4%
Germany	12.1%
Australia	7.9%
Switzerland	6.5%
Spain	5.0%
Sweden	3.6%
Italy	3.5%
Singapore	2.9%
Netherlands	2.9%
Other Countries	6.4%
Cash and Equivalents*	0.9%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.
5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Expenses Paid During Period(1) 6/1/20 - 11/30/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,197.70	$6.37	1.16%
G Class	$1,000	$1,204.30	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,019.20	$5.86	1.16%
G Class	$1,000	$1,025.00	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

6

Schedule of Investments

NOVEMBER 30, 2020

	Shares	Value
COMMON STOCKS — 99.1%
Australia — 7.9%
Aristocrat Leisure Ltd.	462,646	$10,897,316
Australia & New Zealand Banking Group Ltd.	631,748	10,507,970
BHP Group Ltd.	376,647	10,458,891
BlueScope Steel Ltd.	430,900	5,413,213
Commonwealth Bank of Australia	148,246	8,610,324
Fortescue Metals Group Ltd.	1,187,722	15,902,613
Magellan Financial Group Ltd.	86,382	3,755,559
National Australia Bank Ltd.	245,547	4,129,382
Santos Ltd.	994,678	4,435,642
Wesfarmers Ltd.	213,802	7,764,561
Westpac Banking Corp.	277,477	4,085,120
Woodside Petroleum Ltd.	560,035	9,103,790
		95,064,381
Austria — 0.7%
Raiffeisen Bank International AG	248,153	4,705,293
voestalpine AG	122,104	3,912,266
		8,617,559
Belgium — 1.5%
Ageas SA/NV	171,597	8,414,751
Anheuser-Busch InBev SA	73,947	4,933,006
KBC Group NV(1)	59,360	4,120,050
		17,467,807
Denmark — 1.0%
AP Moller - Maersk A/S, A Shares	2,617	4,942,063
Pandora A/S	64,847	6,472,321
		11,414,384
Finland — 1.0%
Fortum Oyj	103,948	2,378,210
Kone Oyj, B Shares	112,147	9,393,136
		11,771,346
France — 12.4%
BNP Paribas SA(1)	326,806	16,654,528
Bouygues SA	116,920	4,642,577
CNP Assurances(1)	250,875	3,978,988
Covivio	38,896	3,167,619
Eiffage SA(1)	70,676	6,898,441
Hermes International	6,543	6,362,474
L'Oreal SA	17,067	6,229,743
Legrand SA	79,855	6,739,833
Peugeot SA(1)	390,208	9,150,493
Publicis Groupe SA	292,119	13,232,634
Safran SA(1)	51,601	7,494,292
Sanofi	99,157	9,976,992
Schneider Electric SE	68,495	9,501,890
Societe Generale SA(1)	287,711	5,688,954
TOTAL SE	663,099	28,110,999
7

	Shares	Value
Valeo SA	255,366	$9,854,518
Vinci SA	16,677	1,694,178
		149,379,153
Germany — 12.1%
adidas AG(1)	9,088	2,893,955
Allianz SE	69,229	16,324,006
Aroundtown SA(1)	472,299	3,274,168
BASF SE	107,751	7,882,599
Bayer AG	41,944	2,413,184
Bayerische Motoren Werke AG	206,427	17,972,582
Brenntag AG	178,068	13,598,766
Commerzbank AG(1)	472,300	2,931,165
Continental AG	91,807	12,490,891
Daimler AG	226,649	15,253,672
Deutsche Boerse AG	20,897	3,483,740
Deutsche Post AG	85,740	4,137,859
Deutsche Telekom AG	81,267	1,463,714
Hannover Rueck SE	17,403	2,912,923
HeidelbergCement AG	77,015	5,471,709
Muenchener Rueckversicherungs-Gesellschaft AG	52,077	14,510,452
Siemens AG	95,756	12,772,654
Siemens Energy AG(1)	47,878	1,426,060
Telefonica Deutschland Holding AG	1,452,030	4,004,855
		145,218,954
Hong Kong — 1.6%
BOC Hong Kong Holdings Ltd.	2,433,500	7,944,208
Hang Seng Bank Ltd.	400,200	6,968,595
Sands China Ltd.	477,200	1,956,445
Techtronic Industries Co. Ltd.	154,000	1,977,808
		18,847,056
Israel — 0.3%
Israel Discount Bank Ltd., A Shares	1,165,335	3,928,743
Italy — 3.5%
Enel SpA	1,146,841	11,431,808
Eni SpA	484,155	4,758,143
Ferrari NV	36,328	7,700,249
FinecoBank Banca Fineco SpA(1)	124,517	1,944,100
Moncler SpA(1)	99,419	4,850,134
Tenaris SA	1,495,543	11,544,343
		42,228,777
Japan — 17.7%
Advantest Corp.	47,400	3,300,548
Brother Industries Ltd.	311,200	5,916,311
Central Japan Railway Co.	16,600	2,125,566
Denso Corp.	188,100	8,829,048
FANUC Corp.	11,800	2,846,989
Fast Retailing Co. Ltd.	4,600	3,766,173
Hino Motors Ltd.	605,600	5,209,413
Honda Motor Co. Ltd.	62,100	1,709,749
Hoya Corp.	27,700	3,691,581
ITOCHU Corp.	268,700	7,104,828
KDDI Corp.	406,400	11,652,798
8

	Shares	Value
Komatsu Ltd.	72,000	$1,753,427
LIXIL Group Corp.	444,700	10,670,959
Mitsubishi Corp.	121,500	2,816,569
Mitsubishi Electric Corp.	247,200	3,634,924
Mitsubishi UFJ Financial Group, Inc.	471,200	2,010,437
Mitsui & Co. Ltd.	178,600	3,024,913
Nintendo Co. Ltd.	9,400	5,339,822
Nippon Yusen KK	261,500	5,658,617
Obayashi Corp.	678,200	5,984,376
ORIX Corp.	825,600	12,163,836
Otsuka Holdings Co. Ltd.	57,000	2,303,947
Panasonic Corp.	413,900	4,385,591
Recruit Holdings Co. Ltd.	266,600	11,172,049
Renesas Electronics Corp.(1)	725,700	6,465,071
Sekisui House Ltd.	487,900	8,737,352
Shin-Etsu Chemical Co. Ltd.	57,000	9,303,974
Shizuoka Bank Ltd. (The)	228,100	1,620,613
Softbank Corp.	547,000	6,734,775
SoftBank Group Corp.	50,000	3,490,010
Sony Corp.	128,400	11,939,566
Sumitomo Mitsui Financial Group, Inc.	307,600	8,909,539
Tokyo Electron Ltd.	21,700	7,385,195
Toyota Industries Corp.	78,400	5,630,638
Toyota Motor Corp.	233,300	15,593,736
		212,882,940
Netherlands — 2.9%
ING Groep NV(1)	641,006	6,230,007
Koninklijke Ahold Delhaize NV	190,719	5,451,081
Koninklijke DSM NV	2,181	357,332
NN Group NV	217,370	8,806,644
Randstad NV(1)	222,723	13,775,892
		34,620,956
Singapore — 2.9%
DBS Group Holdings Ltd.	639,003	11,848,205
Oversea-Chinese Banking Corp. Ltd.(2)	1,676,682	12,475,793
United Overseas Bank Ltd.	651,700	10,834,823
		35,158,821
Spain — 5.0%
ACS Actividades de Construccion y Servicios SA	84,115	2,649,422
Banco Bilbao Vizcaya Argentaria SA	2,056,022	9,567,413
Banco Santander SA(1)	1,187,209	3,409,266
CaixaBank SA	2,528,661	6,452,693
Enagas SA	92,592	2,251,730
Endesa SA	282,714	8,074,992
Iberdrola SA	1,395,695	19,019,611
Industria de Diseno Textil SA(2)	140,822	4,665,956
Mapfre SA	1,217,341	2,322,003
Telefonica SA	495,946	2,168,187
		60,581,273
Sweden — 3.6%
Atlas Copco AB, A Shares(2)	12,035	607,124
Hennes & Mauritz AB, B Shares(1)	106,400	2,246,705
9

	Shares	Value
Industrivarden AB, C Shares(1)	291,440	$8,879,234
Investor AB, B Shares	180,472	12,467,769
Kinnevik AB, Class B	140,751	6,993,896
Lundin Energy AB	198,752	4,749,170
Sandvik AB(1)	347,253	7,797,535
		43,741,433
Switzerland — 6.5%
Cie Financiere Richemont SA	23,278	1,926,927
Geberit AG	11,040	6,634,840
Kuehne + Nagel International AG	66,850	15,107,507
Novartis AG	264,237	23,964,948
Partners Group Holding AG	7,090	7,554,124
UBS Group AG	217,458	3,079,654
Zurich Insurance Group AG	50,173	20,338,296
		78,606,296
Taiwan — 0.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	37,089	3,598,375
United Kingdom — 18.2%
3i Group plc	532,398	7,583,682
Admiral Group plc	305,822	11,637,556
Aviva plc	2,602,639	11,122,245
BAE Systems plc	417,711	2,809,167
Barclays plc(1)	4,824,391	8,630,364
BHP Group plc	575,507	13,051,476
BP plc	2,780,164	9,095,551
Direct Line Insurance Group plc	1,337,288	5,266,125
Evraz plc	2,747,759	14,161,796
Ferguson plc	94,494	10,585,058
GlaxoSmithKline plc	1,160,719	21,239,453
HSBC Holdings plc	1,525,756	7,875,622
ITV plc(1)	4,458,391	5,597,746
Legal & General Group plc	3,304,923	11,110,141
Lloyds Banking Group plc(1)	14,310,549	6,778,339
M&G plc	2,441,552	6,090,797
Next plc	123,876	10,800,899
Rio Tinto plc	284,934	18,462,573
Royal Dutch Shell plc, B Shares	1,174,685	19,119,857
St. James's Place plc	147,260	1,998,780
Standard Life Aberdeen plc	2,186,521	7,883,859
Vodafone Group plc	5,252,275	8,640,059
		219,541,145
TOTAL COMMON STOCKS (Cost $1,042,406,405)		1,192,669,399
RIGHTS†
Spain†
Banco Santander SA(1) (Cost $115,498)	1,187,209	148,273
WARRANTS†
Switzerland†
Cie Financiere Richemont SA(1) (Cost $—)	46,556	9,222
10

	Shares	Value
TEMPORARY CASH INVESTMENTS — 0.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.625% - 1.375%, 1/31/25 - 5/15/30, valued at $2,366,490), in a joint trading account at 0.06%, dated 11/30/20, due 12/1/20 (Delivery value $2,317,922)		$2,317,918
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625% - 2.500%, 3/31/23 - 4/15/23, valued at $2,658,195), at 0.07%, dated 11/30/20, due 12/1/20 (Delivery value $2,606,005)		2,606,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	122	122
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,924,040)		4,924,040
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $5,055,789)	5,055,789	5,055,789
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $1,052,501,732)		1,202,806,723
OTHER ASSETS AND LIABILITIES — 0.1%		1,515,868
TOTAL NET ASSETS — 100.0%		$1,204,322,591

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	31.0%
Industrials	17.3%
Consumer Discretionary	16.1%
Materials	8.8%
Energy	7.7%
Health Care	5.3%
Communication Services	5.2%
Utilities	3.5%
Information Technology	2.2%
Consumer Staples	1.4%
Real Estate	0.6%
Cash and Equivalents*	0.9%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $4,958,272. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $5,230,690, which includes securities collateral of $174,901.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

NOVEMBER 30, 2020
Assets
Investment securities, at value (cost of $1,047,445,943) — including $4,958,272 of securities on loan	$1,197,750,934
Investment made with cash collateral received for securities on loan, at value (cost of $5,055,789)	5,055,789
Total investment securities, at value (cost of $1,052,501,732)	1,202,806,723
Foreign currency holdings, at value (cost of $153,004)	152,881
Receivable for investments sold	1,261,569
Receivable for capital shares sold	337
Dividends and interest receivable	5,790,421
Securities lending receivable	4,522
1,210,016,453

Liabilities
Payable for collateral received for securities on loan	5,055,789
Payable for capital shares redeemed	495,603
Accrued management fees	142,470
5,693,862

Net Assets	$1,204,322,591

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,179,007,210
Distributable earnings	25,315,381
$1,204,322,591

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$158,100,219	16,948,432	$9.33
G Class, $0.01 Par Value	$1,046,222,372	110,911,043	$9.43

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED NOVEMBER 30, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,069,749)	$29,074,171
Securities lending, net	125,619
Interest	36,176
29,235,966

Expenses:
Management fees	7,924,864
Directors' fees and expenses	27,583
Other expenses	50,095
8,002,542
Fees waived(1)	(6,012,891)
1,989,651

Net investment income (loss)	27,246,315

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(42,329,419)
Futures contract transactions	6,322,107
Foreign currency translation transactions	(158,863)
(36,166,175)

Change in net unrealized appreciation (depreciation) on:
Investments	111,311,074
Translation of assets and liabilities in foreign currencies	264,651
111,575,725

Net realized and unrealized gain (loss)	75,409,550

Net Increase (Decrease) in Net Assets Resulting from Operations	$102,655,865

(1)Amount consists of $10,471 and $6,002,420 for Investor Class and G Class, respectively.

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2020 AND NOVEMBER 30, 2019
Increase (Decrease) in Net Assets	November 30, 2020	November 30, 2019
Operations
Net investment income (loss)	$27,246,315	$34,108,636
Net realized gain (loss)	(36,166,175)	(57,902,807)
Change in net unrealized appreciation (depreciation)	111,575,725	59,906,873
Net increase (decrease) in net assets resulting from operations	102,655,865	36,112,702

Distributions to Shareholders
From earnings:
Investor Class	(6,226,904)	(4,559,475)
G Class	(29,641,753)	(25,029,348)
Decrease in net assets from distributions	(35,868,657)	(29,588,823)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	315,024,875	(19,624,059)

Net increase (decrease) in net assets	381,812,083	(13,100,180)

Net Assets
Beginning of period	822,510,508	835,610,688
End of period	$1,204,322,591	$822,510,508

See Notes to Financial Statements.
14

Notes to Financial Statements

NOVEMBER 30, 2020

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the Investor Class and G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

15

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$5,055,789	—	—	—	$5,055,789
Gross amount of recognized liabilities for securities lending transactions					$5,055,789

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 64% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

17

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From December 1, 2019 through July 31, 2020, the rate of the fee was determined by applying a fee rate calculation formula. This formula took into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also included the assets of International Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranged from 1.100% to 1.300% for the Investor Class and 0.750% to 0.950% for the G Class. From December 1, 2019 through July 31, 2020, the investment advisor agreed to waive 0.01% of the fund’s management fee. Effective August 1, 2020, the stepped annual management fee schedule and the waiver were terminated. The annual management fee is 1.10% for the Investor Class and 0.75% for the G Class. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The effective annual management fee before and after waiver for each class for the period ended November 30, 2020 are as follows:

	Effective Annual Management Fee
	Before Waiver	After Waiver
Investor Class	1.20%	1.19%
G Class	0.85%	0.00%

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $1,996,974 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended November 30, 2020 were $846,926,342 and $899,007,709, respectively.

On July 29, 2020, the fund received investment securities valued at $369,090,818 from a purchase in kind from other products managed by the fund's investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2020		Year ended November 30, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	250,000,000		250,000,000
Sold	1,623,638	$12,336,149	3,625,256	$31,701,431
Issued in reinvestment of distributions	688,817	6,226,904	546,700	4,559,475
Redeemed	(5,402,505)	(46,685,537)	(8,488,820)	(74,209,312)
	(3,090,050)	(28,122,484)	(4,316,864)	(37,948,406)
G Class/Shares Authorized	925,000,000		925,000,000
Sold	56,753,068	478,176,161	19,857,993	175,964,884
Issued in reinvestment of distributions	3,282,586	29,641,753	3,004,724	25,029,348
Redeemed	(19,089,694)	(164,670,555)	(20,562,049)	(182,669,885)
	40,945,960	343,147,359	2,300,668	18,324,347
Net increase (decrease)	37,855,910	$315,024,875	(2,016,196)	$(19,624,059)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$3,598,375	$1,189,071,024	—
Rights	—	148,273	—
Warrants	—	9,222	—
Temporary Cash Investments	122	4,923,918	—
Temporary Cash Investments - Securities Lending Collateral	5,055,789	—	—
	$8,654,286	$1,194,152,437	—

19

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $22,138,024 futures contracts purchased.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended November 30, 2020, the effect of equity price risk derivative instruments on the Statement of Operations was $6,322,107 in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

On December 22, 2020, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 21, 2020:

Investor Class	G Class
$0.1831	$0.2985

The tax character of distributions paid during the years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$35,868,657	$29,588,823
Long-term capital gains	—	—

20

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,086,343,615
Gross tax appreciation of investments	$138,535,716
Gross tax depreciation of investments	(22,072,608)
Net tax appreciation (depreciation) of investments	116,463,108
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	186,928
Net tax appreciation (depreciation)	$116,650,036
Undistributed ordinary income	$33,969,367
Accumulated short-term capital losses	$(82,084,795)
Accumulated long-term capital losses	$(43,219,227)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$9.06	0.17	0.41	0.58	(0.31)	$9.33	6.47%	1.20%	1.21%	2.19%	2.18%	100%	$158,100
2019	$9.00	0.28	0.02	0.30	(0.24)	$9.06	3.56%	1.29%	1.29%	3.20%	3.20%	82%	$181,458
2018	$10.53	0.25	(1.47)	(1.22)	(0.31)	$9.00	(11.95)%	1.29%	1.29%	2.48%	2.48%	76%	$219,273
2017	$8.73	0.24	1.83	2.07	(0.27)	$10.53	24.32%	1.29%	1.29%	2.44%	2.44%	79%	$242,242
2016	$9.24	0.25	(0.56)	(0.31)	(0.20)	$8.73	(3.42)%	1.30%	1.30%	2.88%	2.88%	81%	$201,138
G Class
2020	$9.16	0.28	0.42	0.70	(0.43)	$9.43	7.82%	0.01%	0.86%	3.38%	2.53%	100%	$1,046,222
2019	$9.11	0.40	—(3)	0.40	(0.35)	$9.16	4.77%	0.00%(4)	0.94%	4.49%	3.55%	82%	$641,053
2018	$10.59	0.38	(1.48)	(1.10)	(0.38)	$9.11	(10.79)%	0.01%	0.94%	3.76%	2.83%	76%	$616,338
2017	$8.75	0.29	1.84	2.13	(0.29)	$10.59	24.99%	0.69%	1.04%	3.04%	2.69%	79%	$710,717
2016	$9.25	0.26	(0.55)	(0.29)	(0.21)	$8.75	(3.16)%	1.10%	1.10%	3.08%	3.08%	81%	$586,173

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Value Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT International Value Fund of the American Century World Mutual Funds, Inc. as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None
24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In
27

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-year period reviewed by the Board.The Board discussed the Fund's performance with the Advisor, including steps being taken to address underperformance, and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of
28

such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the
29

Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a permanent change to the Fund's fee schedule that should have the effect of lowering the Fund's annual unified management fee by approximately 0.19% to 1.10%, beginning August 1, 2020. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2020.

For the fiscal year ended November 30, 2020, the fund intends to pass through to shareholders foreign source income of $30,790,676 and foreign taxes paid of $1,817,155, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2020 are $0.2408 and $0.0142, respectively.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91026 2101

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.
(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) John R. Whitten, Thomas Bunn, Chris H. Cheesman and Lynn M. Jenkins are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2019: $298,990
FY 2020: $312,460

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:
For services rendered to the registrant:

FY 2019: $0
FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0
FY 2020: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2019: $0
FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0
FY 2020: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2019: $0
FY 2020: $0
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0
FY 2020: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2019: $119,500
FY 2020: $0

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century World Mutual Funds, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	January 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	January 27, 2021

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	January 27, 2021